UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-07732

ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: March 31, 2019

Date of reporting period: March 31, 2019

ITEM 1. REPORTS TO STOCKHOLDERS.

MAR    03.31.19

ANNUAL REPORT

ALLIANCEBERNSTEIN

GLOBAL HIGH INCOME FUND

(NYSE: AWF)

Beginning January 1, 2021, as permitted by new regulations adopted by the Securities and Exchange Commission, the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website address to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor and your shares are held with our transfer agent, Computershare, you may log into your Investor Center account at www.computershare.com/investor and go to “Communication Preferences”. You may also call Computershare at (800) 219 4218.

You may elect to receive all future reports in paper form free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with the Fund, you can call Computershare at (800) 219 4218. Your election to receive reports in paper form will apply to all funds held in your account with your financial intermediary or, if you invest directly, to all AB Closed-end Funds you hold.

Investment Products Offered	• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-PORT may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC 0330.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

FROM THE PRESIDENT

Dear Shareholder,

We are pleased to provide this report for AllianceBernstein Global High Income Fund (the “Fund”). Please review the discussion of Fund performance, the market conditions during the reporting period and the Fund’s investment strategy.

As always, AB strives to keep clients ahead of what’s next by:

+	Transforming uncommon insights into uncommon knowledge with a global research scope

+	Navigating markets with seasoned investment experience and sophisticated solutions

+	Providing thoughtful investment insights and actionable ideas

Whether you’re an individual investor or a multi-billion-dollar institution, we put knowledge and experience to work for you.

AB’s global research organization connects and collaborates across platforms and teams to deliver impactful insights and innovative products. Better insights lead to better opportunities—anywhere in the world.

For additional information about AB’s range of products and shareholder resources, please log on to www.abfunds.com.

Thank you for your investment in the AB Mutual Funds.

Sincerely,

Robert M. Keith

President and Chief Executive Officer, AB Mutual Funds

abfunds.com	ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND | 1

ANNUAL REPORT

May 10, 2019

This report provides management’s discussion of fund performance for AllianceBernstein Global High Income Fund for the annual reporting period ended March 31, 2019. The Fund is a closed-end fund and its shares of common stock trade on the New York Stock Exchange.

The Fund seeks high current income, and secondarily, capital appreciation.

RETURNS AS OF MARCH 31, 2019 (unaudited)

	6 Months	12 Months

ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND (NAV)	1.40%	2.78%

Primary Benchmark: Bloomberg Barclays Global High Yield Index (USD hedged)	3.42%	4.54%

Blended Benchmark: 33% JPM GBI-EM / 33% JPM EMBI Global / 33% Bloomberg Barclays US Corporate HY 2% Issuer Capped Index	4.39%	0.05%

The Fund’s market price per share on March 31, 2019 was $11.59. The Fund’s NAV per share on March 31, 2019 was $12.95. For additional financial highlights, please see pages 118-119.

INVESTMENT RESULTS

The table above shows the Fund’s performance compared with its primary benchmark, the Bloomberg Barclays Global High Yield Index (USD hedged), as well as its blended benchmark for the six- and 12-month periods ended March 31, 2019. The blended benchmark is composed of equal weightings of the JPMorgan Government Bond Index-Emerging Markets (“JPM GBI-EM”) (local currency-denominated), the JPMorgan Emerging Markets Bond Index Global (“JPM EMBI Global”) and the Bloomberg Barclays US Corporate High Yield (“HY”) 2% Issuer Capped Index.

During the 12-month period, the Fund underperformed its primary benchmark, but outperformed its blended benchmark. Security selection detracted, relative to the primary benchmark, largely the result of selections within developed-market high-yield and emerging-market corporate bonds. Currency investments also detracted, as gains from the Fund’s positioning in the Colombian peso were offset by losses from an overweight in the Argentine peso. Country allocation was a more modest detractor due to off-benchmark exposures to Canada and Brazil, while an underweight in the eurozone was positive. Sector selection added to returns, helped most by the protection the Fund owns on US high yield, an underweight in emerging-market sovereigns and an out-of-index allocation to commercial mortgage-backed securities. Yield-curve positioning was also positive, specifically along the US yield curve.

2 | ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND	abfunds.com

During the six-month period, the Fund underperformed its primary and blended benchmarks. Security selection detracted, mostly due to selections within US high-yield corporates and emerging-market corporates. Country allocation contributed, as did the Fund’s longer-than-benchmark duration exposure, as yields fell almost across the spectrum. Neither sector allocation nor currency investments had a meaningful impact on overall returns in the period.

During both periods, the Fund utilized Treasury futures and interest rate swaps to manage duration, country exposure and yield-curve positioning. Currency forwards and currency options, both written and purchased, were used to hedge currency exposure as well as to manage active currency risk. Currency and exchange-traded fund swaptions, both written and purchased, were used to hedge and take active risk in an effort to add alpha, (a measure of how the Fund is performing on a risk-adjusted basis versus its benchmark). Credit default swaps, both single name and index, were used to hedge credit risk and to take active credit risk. Variance swaps were used to take active risk in an effort to add alpha by capturing risk premiums that are similar to high-yield exposure elsewhere in the Fund. Total return swaps were used to create synthetic high-yield exposure in the Fund. The Fund’s utilization of leverage contributed to absolute returns for both periods.

MARKET REVIEW AND INVESTMENT STRATEGY

Fixed-income markets generally performed well over the 12-month period ended March 31, 2019. Concerns regarding global trade tensions, geopolitical uncertainty, and tighter monetary policy gave way to risk-on sentiment following a more dovish US Federal Reserve (the “Fed”), trade-talk progress and Chinese policy stimulus. Developed-market treasuries rallied, outpacing the positive returns of global high yield and investment-grade securities. Emerging-market debt sectors had mixed to positive returns, amid a stronger US dollar, fluctuating oil prices and slowing Chinese growth during the first part of the period, before positive idiosyncratic developments and a more favorable macro backdrop toward the end of the period.

The Fed increased interest rates quarterly in 2018 and began to formally reduce its balance sheet, as widely expected, before surprising markets with a dovish pivot during the first quarter of 2019. Markets around the globe reacted positively to the Fed’s tightening pause. Following the Fed surprise, and compounded by signs of slowing global economic growth, the US Treasury curve temporarily inverted along the three-month to 10-year portion at the end of the period. Although the European Central Bank formally ended its bond-buying program, the bank also turned more dovish in 2019, citing a continent-wide economic slowdown, and pushed out any rate hikes until at least 2020. The Bank of Japan downgraded its view of the economy due to concerns about weak global growth negatively affecting the country’s exports and industrial output.

abfunds.com	ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND | 3

The Fund’s Investment Management Team (the “Team”) seeks to generate high current income and, secondarily, capital appreciation. The Fund is a globally diversified portfolio that takes full advantage of the Team’s best research ideas by pursuing high-income opportunities across all fixed-income sectors. The Fund invests primarily (and without limit) in corporate debt securities from US and non-US issuers, as well as government bonds from both developing and developed countries, including the US. Under normal market conditions, the Fund invests substantially in lower-rated bonds, but may also invest in investment-grade and unrated debt securities.

INVESTMENT POLICIES

The Fund invests without limit in securities denominated in non-US currencies as well as those denominated in the US dollar. The Fund may also invest, without limit, in sovereign debt securities issued by emerging and developed nations and in debt securities of US and non-US corporate issuers. For more information regarding the Fund’s risks, please see “Disclosures and Risks” on pages 5-7 and “Note E—Risks Involved in Investing in the Fund” of the Notes to Financial Statements on pages 112-115.

4 | ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND	abfunds.com

DISCLOSURES AND RISKS

AllianceBernstein Global High Income Fund Shareholder Information

Weekly comparative net asset value (“NAV”) and market price information about the Fund is published each Saturday in Barron’s and in other newspapers in a table called “Closed End Funds”. Daily NAV and market price information, and additional information regarding the Fund, is available at www.abfunds.com and www.nyse.com. For additional shareholder information regarding this Fund, please see pages 123-124.

Benchmark Disclosure

All indices are unmanaged and do not reflect fees and expenses associated with the active management of a fund portfolio. The Bloomberg Barclays Global High Yield Index (USD hedged) represents non-investment grade fixed-income securities of companies in the US, and developed and emerging markets, hedged to the US dollar. The JPM® GBI-EM represents the performance of local currency government bonds issued by emerging markets. The JPM EMBI Global (market-capitalization weighted) represents the performance of US dollar-denominated Brady bonds, Eurobonds and trade loans issued by sovereign and quasi-sovereign entities. The Bloomberg Barclays US Corporate HY 2% Issuer Capped Index is the 2% Issuer Capped component of the US Corporate High Yield Index, which represents the performance of fixed-income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $150 million and at least one year to maturity. An investor cannot invest directly in an index, and its results are not indicative of the performance of any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.

Interest-Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest-rate risk is generally greater for fixed-income securities with longer maturities or durations.

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security. The degree of risk for a particular security

abfunds.com	ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND | 5

DISCLOSURES AND RISKS (continued)

may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

Below Investment-Grade Securities Risk: Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) tend to have a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, interest-rate sensitivity, negative perceptions of the junk bond market generally and less secondary market liquidity.

Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater if the Fund invests a significant portion of its assets in fixed-income securities with longer maturities.

Foreign (Non-US) Risk: Investments in securities of non-US issuers may involve more risk than those of US issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Emerging-Market Risk: Investments in emerging-market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory or other uncertainties.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Leverage Risk: As a result of the Fund’s use of leveraging techniques, its NAV may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Fund’s investments.

Diversification Risk: The Fund may have more risk because it is “non-diversified”, meaning that it can invest more of its assets in a smaller number of issuers and that adverse changes in the value of one security could have a more significant effect on the Fund’s NAV.

Derivatives Risk: Investments in derivatives may be illiquid, difficult to price and leveraged so that small changes may produce disproportionate losses for the Fund, and may be subject to counterparty risk to a greater degree than more traditional investments.

6 | ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND	abfunds.com

DISCLOSURES AND RISKS (continued)

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results. The Fund may invest in mortgage-backed and/or other asset-backed securities, including securities backed by mortgages and assets with an international or emerging-markets origination and securities backed by non-performing loans at the time of investment. Investments in mortgage-backed and other asset-backed securities are subject to certain additional risks. The value of these securities may be particularly sensitive to changes in interest rates. These risks include “extension risk”, which is the risk that, in periods of rising interest rates, issuers may delay the payment of principal, and “prepayment risk”, which is the risk that, in periods of falling interest rates, issuers may pay principal sooner than expected, exposing the Fund to a lower rate of return upon reinvestment of principal. Mortgage-backed securities offered by nongovernmental issuers and other asset-backed securities may be subject to other risks, such as higher rates of default in the mortgages or assets backing the securities or risks associated with the nature and servicing of mortgages or assets backing the securities.

These risks are fully discussed in the Fund’s prospectus. As with all investments, you may lose money by investing in the Fund.

An Important Note About Historical Performance

The performance shown in this report represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. All fees and expenses related to the operation of the Fund have been deducted. Performance assumes reinvestment of distributions and does not account for taxes.

abfunds.com	ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND | 7

PORTFOLIO SUMMARY

March 31, 2019 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $1,117.0

1

All data are as of March 31, 2019. The Fund’s security type breakdown is expressed as a percentage of total investments and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). “Other” security type weightings represent 0.4% or less in the following security types: Collateralized Loan Obligations, Governments–Sovereign Bonds, Inflation-Linked Securities, Local Governments–Regional Bonds, Options Purchased–Puts, Preferred Stocks, Quasi-Sovereigns, Rights, Warrants and Whole Loan Trusts.

8 | ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND	abfunds.com

PORTFOLIO SUMMARY (continued)

March 31, 2019 (unaudited)

1

All data are as of March 31, 2019. The Fund’s country breakdown is expressed as a percentage of total investments and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). “Other” country weightings represent 1.0% or less in the following countries: Angola, Argentina, Australia, Bahrain, Bermuda, Cameroon, Cayman Islands, Chile, China, Costa Rica, Denmark, Ecuador, Egypt, El Salvador, Finland, Gabon, Germany, Ghana, Guatemala, Honduras, India, Iraq, Ireland, Ivory Coast, Jamaica, Jersey (Channel Islands), Jordan, Kazakhstan, Kenya, Lebanon, Macau, Malaysia, Mexico, Mongolia, Nigeria, Norway, Oman, Peru, Russia, Senegal, Spain, Sri Lanka, Sweden, Switzerland, Trinidad & Tobago, Ukraine, United Arab Emirates, Uruguay, Venezuela and Zambia.

abfunds.com	ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND | 9

PORTFOLIO OF INVESTMENTS

March 31, 2019

		Principal Amount (000)	U.S. $ Value

CORPORATES – NON-INVESTMENT GRADE – 34.2%
Industrial – 26.8%
Basic – 2.7%
AK Steel Corp. 7.00%, 3/15/27(a)	U.S.$	1,164	$974,709
7.625%, 10/01/21		278	278,909
Alcoa Nederland Holding BV 6.125%, 5/15/28(b)		289	296,555
Ashland LLC 4.75%, 8/15/22		421	432,911
Axalta Coating Systems LLC 4.875%, 8/15/24(b)		516	520,611
Berry Global, Inc. 5.50%, 5/15/22		345	349,940
CF Industries, Inc. 4.95%, 6/01/43		595	509,857
5.375%, 3/15/44		545	490,809
Constellium NV 5.75%, 5/15/24(b)		400	398,569
5.875%, 2/15/26(b)		1,310	1,285,684
Crown Americas LLC/Crown Americas Capital Corp. VI 4.75%, 2/01/26		751	753,970
Eldorado Gold Corp. 6.125%, 12/15/20(b)		1,119	1,097,550
ERP Iron Ore, LLC 9.039%, 12/31/19(c)(d)(e)(f)(g)		336	336,499
FMG Resources (August 2006) Pty Ltd. 5.125%, 3/15/23(b)		69	69,169
Freeport-McMoRan, Inc. 5.45%, 3/15/43		3,414	2,984,338
Grinding Media, Inc./Moly-Cop AltaSteel Ltd. 7.375%, 12/15/23(b)		1,075	1,032,791
Joseph T Ryerson & Son, Inc. 11.00%, 5/15/22(b)		2,450	2,589,961
Kraton Polymers LLC/Kraton Polymers Capital Corp. 5.25%, 5/15/26(b)	EUR	846	963,673
Lecta SA 6.50%, 8/01/23(b)		227	236,612
Magnetation LLC/Mag Finance Corp. 11.00%, 5/15/18(d)(g)(h)(i)	U.S.$	2,857	29
Momentive Performance Materials, Inc. 3.88%, 10/24/21		2,604	2,810,156
8.875%, 10/15/20(d)(e)(g)(j)		2,604	– 0	–

10 | ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Novelis Corp. 5.875%, 9/30/26(b)	U.S.$	1,523	$1,520,018
OCI NV 5.00%, 4/15/23(b)	EUR	1,300	1,536,401
6.625%, 4/15/23(b)	U.S.$	840	871,666
Pactiv LLC 7.95%, 12/15/25		665	671,938
Peabody Energy Corp. 6.00%, 3/31/22(b)		245	246,574
6.375%, 3/31/25(b)		350	340,791
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Lu 5.125%, 7/15/23(b)		717	729,584
Sealed Air Corp. 6.875%, 7/15/33(b)		1,295	1,405,107
Smurfit Kappa Treasury Funding DAC 7.50%, 11/20/25		238	270,659
SPCM SA 4.875%, 9/15/25(b)		975	952,929
Starfruit Finco BV/Starfruit US Holdco LLC 6.50%, 10/01/26	EUR	1,010	1,133,700
8.00%, 10/01/26(a)(b)	U.S.$	515	518,863
United States Steel Corp. 6.25%, 3/15/26		245	228,421
6.875%, 8/15/25		844	824,099
Valvoline, Inc. 5.50%, 7/15/24		278	282,604
WR Grace & Co.-Conn 5.625%, 10/01/24(b)		386	411,876

			30,358,532

Capital Goods – 1.5%
ARD Finance SA 6.625% (6.625% Cash or 7.375% PIK), 9/15/23(k)	EUR	1,126	1,279,111
7.125% (7.125% Cash or 7.875% PIK), 9/15/23(k)	U.S.$	200	199,572
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc. 6.75%, 5/15/24(b)	EUR	2,004	2,380,960
BBA US Holdings, Inc. 5.375%, 5/01/26(b)	U.S.$	402	414,081
Bombardier, Inc. 5.75%, 3/15/22(b)		932	954,467
7.50%, 3/15/25(b)		1,839	1,892,544
7.875%, 4/15/27(b)		386	397,481

abfunds.com	ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND | 11

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

BWAY Holding Co. 4.75%, 4/15/24(b)	EUR	890	$1,019,315
5.50%, 4/15/24(b)	U.S.$	1,009	1,002,468
7.25%, 4/15/25(b)		720	694,979
Cleaver-Brooks, Inc. 7.875%, 3/01/23(b)		505	470,701
Colfax Corp. 6.00%, 2/15/24(b)		194	201,987
6.375%, 2/15/26(b)		207	219,914
Gates Global LLC/Gates Global Co. 6.00%, 7/15/22(b)		352	353,049
GFL Environmental, Inc. 5.375%, 3/01/23(b)		103	97,587
5.625%, 5/01/22(b)		403	390,936
Hulk Finance Corp. 7.00%, 6/01/26(b)		688	651,488
JELD-WEN, Inc. 4.625%, 12/15/25(b)		128	121,637
4.875%, 12/15/27(b)		182	170,170
Liberty Tire Recycling LLC 9.50%, 1/15/23(e)(g)(h)		586	585,815
Stevens Holding Co., Inc. 6.125%, 10/01/26 (b)		141	145,343
TransDigm, Inc. 6.25%, 3/15/26(b)		556	577,732
6.50%, 7/15/24		1,529	1,570,843
Triumph Group, Inc. 7.75%, 8/15/25		1,070	1,021,750

			16,813,930

Communications - Media – 3.4%
Altice Financing SA 6.625%, 2/15/23(b)		2,892	2,955,523
7.50%, 5/15/26(b)		1,782	1,761,764
Altice Luxembourg SA 7.25%, 5/15/22(a)(b)	EUR	1,332	1,512,585
7.75%, 5/15/22(b)	U.S.$	1,770	1,769,676
CCO Holdings LLC/CCO Holdings Capital Corp. 5.00%, 2/01/28(b)		65	64,067
5.125%, 5/01/27(b)		106	106,565
5.375%, 5/01/25(b)		74	76,394
5.75%, 1/15/24		112	114,916
5.75%, 2/15/26(b)		346	361,714
5.875%, 5/01/27(b)		445	461,868
CSC Holdings LLC 5.375%, 2/01/28(b)		1,502	1,504,058
5.50%, 5/15/26(b)		200	205,737

12 | ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

6.625%, 10/15/25(b)	U.S.$	274	$290,440
7.50%, 4/01/28(b)		941	1,009,948
10.875%, 10/15/25(b)		765	882,968
DISH DBS Corp. 5.00%, 3/15/23		830	747,851
5.875%, 11/15/24		2,291	1,925,425
6.75%, 6/01/21		766	790,256
Gray Television, Inc. 5.125%, 10/15/24(b)		987	992,331
iHeartCommunications, Inc. 6.875%, 6/15/18(c)(d)(g)(i)		2,016	213,702
9.00%, 12/15/19(d)(f)		927	658,875
10.625%, 3/15/23(d)(f)(g)		142	95,008
11.25%, 3/01/21(b)(d)(f)(g)		254	168,765
11.25%, 3/01/21(d)(f)(g)		535	379,570
Liberty Interactive LLC 3.75%, 2/15/30(l)		878	597,258
Meredith Corp. 6.875%, 2/01/26		1,577	1,659,119
Netflix, Inc. 4.375%, 11/15/26		1,502	1,473,620
4.875%, 4/15/28		1,171	1,159,785
Outfront Media Capital LLC/Outfront Media Capital Corp. 5.25%, 2/15/22		598	604,381
Radiate Holdco LLC/Radiate Finance, Inc. 6.625%, 2/15/25(b)		1,057	1,017,091
6.875%, 2/15/23(b)		451	446,446
Sinclair Television Group, Inc. 6.125%, 10/01/22		1,437	1,466,112
Sirius XM Radio, Inc. 5.00%, 8/01/27(b)		65	64,990
TEGNA, Inc. 5.50%, 9/15/24(b)		162	163,609
6.375%, 10/15/23		668	690,118
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH 5.00%, 1/15/25(b)		1,078	1,106,716
6.25%, 1/15/29(b)	EUR	446	554,817
UPC Holding BV 5.50%, 1/15/28(b)	U.S.$	2,223	2,215,059
UPCB Finance IV Ltd. 5.375%, 1/15/25(b)		200	203,103
Virgin Media Receivables Financing Notes I DAC 5.50%, 9/15/24(b)	GBP	128	167,635

abfunds.com	ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND | 13

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Virgin Media Secured Finance PLC 5.25%, 1/15/26(b)	U.S.$	200	$201,197
5.50%, 1/15/25(b)	GBP	423	564,710
Ziggo Bond Co. BV 5.875%, 1/15/25(b)	U.S.$	1,034	1,017,397
6.00%, 1/15/27(b)		815	783,239
7.125%, 5/15/24(b)	EUR	968	1,132,741
Ziggo BV 5.50%, 1/15/27(b)	U.S.$	1,363	1,349,887

			37,689,036

Communications - Telecommunications – 2.5%
Altice France SA/France 5.625%, 5/15/24(b)	EUR	386	446,957
6.25%, 5/15/24(b)	U.S.$	400	402,702
7.375%, 5/01/26(b)		2,923	2,864,540
8.125%, 2/01/27(b)		465	473,068
C&W Senior Financing DAC 6.875%, 9/15/27(b)		1,720	1,709,981
7.50%, 10/15/26(b)		395	406,409
CB T-Mobile USA, Inc. 6.00%, 3/01/23(c)(d)(e)(g)		743	– 0	–
6.38%, 3/01/25(c)(d)(e)(g)		655	– 0	–
CenturyLink, Inc. Series T 5.80%, 3/15/22		78	79,676
Cincinnati Bell, Inc. 7.00%, 7/15/24(b)		1,151	1,058,646
DKT Finance ApS 7.00%, 6/17/23(b)	EUR	989	1,204,235
Embarq Corp. 7.995%, 6/01/36	U.S.$	1,513	1,472,712
Frontier Communications Corp. 6.875%, 1/15/25		45	24,197
7.125%, 1/15/23		662	400,634
7.625%, 4/15/24		1,118	612,337
7.875%, 1/15/27		834	423,817
Hughes Satellite Systems Corp. 6.625%, 8/01/26		730	717,601
7.625%, 6/15/21		1,383	1,488,378
Intelsat Jackson Holdings SA 5.50%, 8/01/23		1,675	1,488,717
8.00%, 2/15/24(b)		216	225,186
9.50%, 9/30/22(b)		516	594,508
9.75%, 7/15/25(b)		1,262	1,280,930
Level 3 Financing, Inc. 5.25%, 3/15/26		164	163,688

14 | ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

5.375%, 8/15/22-1/15/24	U.S.$	1,196	$1,214,910
6.125%, 1/15/21		555	559,187
Level 3 Parent LLC 5.75%, 12/01/22		160	161,817
Sable International Finance Ltd. 6.875%, 8/01/22(b)		280	291,582
Sprint Capital Corp. 6.875%, 11/15/28		1,875	1,802,072
8.75%, 3/15/32		215	226,788
Sprint Corp. 7.875%, 9/15/23		627	656,884
T-Mobile USA, Inc. 4.75%, 2/01/28		39	38,677
6.00%, 3/01/23		743	763,907
6.375%, 3/01/25		655	682,305
Wind Tre SpA 5.00%, 1/20/26(b)		2,265	2,062,470
Zayo Group LLC/Zayo Capital, Inc. 5.75%, 1/15/27(b)		259	258,398
6.00%, 4/01/23		447	452,785
6.375%, 5/15/25		1,146	1,152,591

			27,863,292

Consumer Cyclical - Automotive – 1.6%
Allison Transmission, Inc. 5.875%, 6/01/29(b)		416	420,764
American Axle & Manufacturing, Inc. 6.25%, 4/01/25		974	947,036
BCD Acquisition, Inc. 9.625%, 9/15/23(b)		1,960	2,078,711
Cooper-Standard Automotive, Inc. 5.625%, 11/15/26(b)		670	587,870
Dana Financing Luxembourg SARL 5.75%, 4/15/25(b)		109	109,044
Exide Technologies 7.00%, 4/30/25(g)(h)(k)(l)		4,894	1,962,454
11.00%, 4/30/22(g)(h)(k)(m)		4,450	3,515,421
Garrett LX I SARL/Garrett Borrowing LLC 5.125%, 10/15/26(b)	EUR	677	717,303
IHO Verwaltungs GmbH 4.125% (4.125% Cash or 4.875% PIK), 9/15/21(b)(k)	U.S.$	889	889,913
Meritor, Inc. 6.25%, 2/15/24		305	314,181
Navistar International Corp. 6.625%, 11/01/25(b)		1,060	1,076,875

abfunds.com	ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND | 15

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Panther BF Aggregator 2 LP/Panther Finance Co., Inc. 6.25%, 5/15/26(b)	U.S.$	185	$188,704
8.50%, 5/15/27(b)		2,034	2,040,682
Tenneco, Inc. 5.00%, 7/15/26		2,174	1,738,567
Tesla, Inc. 5.30%, 8/15/25(b)		599	517,920
Titan International, Inc. 6.50%, 11/30/23		1,093	1,007,032

			18,112,477

Consumer Cyclical - Entertainment – 0.2%
AMC Entertainment Holdings, Inc. 5.875%, 11/15/26		1,540	1,389,513
VOC Escrow Ltd. 5.00%, 2/15/28(b)		1,036	1,008,879

			2,398,392

Consumer Cyclical - Other – 1.8%
Beazer Homes USA, Inc. 5.875%, 10/15/27		712	621,419
6.75%, 3/15/25		1,400	1,324,814
8.75%, 3/15/22		32	33,462
Caesars Entertainment Corp. 5.00%, 10/01/24(g)(l)		121	173,779
Cirsa Finance International SARL 6.25%, 12/20/23(b)	EUR	288	341,247
7.875%, 12/20/23(b)	U.S.$	865	892,504
Cooperativa Muratori & Cementisti-CMC di Ravenna SC 6.00%, 2/15/23(b)(d)(f)	EUR	176	13,630
Five Point Operating Co. LP/Five Point Capital Corp. 7.875%, 11/15/25(b)	U.S.$	1,969	1,893,953
International Game Technology PLC 6.25%, 2/15/22(b)		977	1,016,241
K. Hovnanian Enterprises, Inc. 5.00%, 11/01/21		2,257	1,896,404
10.00%, 7/15/22(b)		389	326,668
10.50%, 7/15/24(b)		389	298,104
KB Home 7.00%, 12/15/21		536	574,751
7.50%, 9/15/22		494	539,303
Marriott Ownership Resorts, Inc./ILG LLC 6.50%, 9/15/26(b)		1,225	1,284,106

16 | ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

MGM Resorts International 5.50%, 4/15/27	U.S.$	1,022	$1,034,620
5.75%, 6/15/25		45	46,681
PulteGroup, Inc. 5.00%, 1/15/27		48	47,997
5.50%, 3/01/26		52	53,745
6.00%, 2/15/35		500	479,587
7.875%, 6/15/32		1,400	1,562,973
Shea Homes LP/Shea Homes Funding Corp. 5.875%, 4/01/23(b)		420	413,369
6.125%, 4/01/25(b)		830	784,306
Stars Group Holdings BV/Stars Group US Co-Borrower LLC 7.00%, 7/15/26(b)		941	981,026
Sugarhouse HSP Gaming Prop Mezz LP/Sugarhouse HSP Gaming Finance Corp. 5.875%, 5/15/25(b)		1,785	1,766,473
Taylor Morrison Communities, Inc./Taylor Morrison Holdings II, Inc. 5.875%, 4/15/23(b)		875	888,125
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp. 5.25%, 5/15/27(b)		45	42,556
5.50%, 3/01/25(b)		711	702,754

			20,034,597

Consumer Cyclical - Restaurants – 0.2%
Golden Nugget, Inc. 6.75%, 10/15/24(b)		857	860,810
8.75%, 10/01/25(b)		708	743,258
IRB Holding Corp. 6.75%, 2/15/26(b)		453	426,148

			2,030,216

Consumer Cyclical - Retailers – 0.6%
Dufry Finance SCA 4.50%, 8/01/23(b)	EUR	1,208	1,402,817
JC Penney Corp., Inc. 6.375%, 10/15/36	U.S.$	421	147,415
7.40%, 4/01/37		486	170,669
L Brands, Inc. 7.60%, 7/15/37		1,000	826,173
Levi Strauss & Co. 5.00%, 5/01/25		1,150	1,184,381

abfunds.com	ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND | 17

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

PetSmart, Inc. 7.125%, 3/15/23(b)	U.S.$	1,140	$852,621
Sonic Automotive, Inc. 5.00%, 5/15/23		473	456,388
6.125%, 3/15/27		817	744,741
William Carter Co. (The) 5.625%, 3/15/27(b)		385	398,415

			6,183,620

Consumer Non-Cyclical – 2.7%
Air Medical Group Holdings, Inc. 6.375%, 5/15/23(b)		820	699,248
Albertsons Cos. LLC/Safeway, Inc./New Albertsons LP/Albertson’s LLC 5.75%, 3/15/25		701	666,181
6.625%, 6/15/24		1,385	1,401,260
Aveta, Inc. 10.50%, 3/01/21(d)(e)(g)(h)		13,116	– 0	–
Bausch Health Americas, Inc. 8.50%, 1/31/27(b)		513	544,119
Bausch Health Cos., Inc. 5.50%, 3/01/23(b)		957	962,571
5.875%, 5/15/23(b)		1,089	1,102,612
Catalent Pharma Solutions, Inc. 4.75%, 12/15/24(b)	EUR	400	468,280
4.875%, 1/15/26(b)	U.S.$	416	412,579
CHS/Community Health Systems, Inc. 6.25%, 3/31/23		1,116	1,050,901
8.125%, 6/30/24(b)		635	473,505
DaVita, Inc. 5.00%, 5/01/25		1,244	1,193,128
Diamond BC BV 5.625%, 8/15/25(a)(b)	EUR	362	379,929
Eagle Holding Co. II LLC 7.625% (7.625% Cash and 8.375% PIK), 5/15/22(b)(k)	U.S.$	179	181,133
Endo Dac/Endo Finance LLC/Endo Finco, Inc. 6.00%, 7/15/23(b)		647	498,190
Envision Healthcare Corp. 8.75%, 10/15/26(b)		902	804,607
First Quality Finance Co., Inc. 4.625%, 5/15/21(b)		3,174	3,171,578
Hadrian Merger Sub, Inc. 8.50%, 5/01/26(b)		784	723,527
HCA, Inc. 5.875%, 2/15/26		110	118,774

18 | ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Kinetic Concepts, Inc./KCI USA, Inc. 7.875%, 2/15/21(b)	U.S.$	382	$391,631
Lamb Weston Holdings, Inc. 4.625%, 11/01/24(b)		407	412,172
Mallinckrodt International Finance SA 4.75%, 4/15/23		276	218,065
Mallinckrodt International Finance SA/Mallinckrodt CB LLC 5.50%, 4/15/25(b)		184	144,244
5.625%, 10/15/23(b)		311	258,507
MPH Acquisition Holdings LLC 7.125%, 6/01/24(b)		1,493	1,488,823
Post Holdings, Inc. 5.00%, 8/15/26(b)		410	399,754
5.50%, 3/01/25(b)		610	617,133
5.625%, 1/15/28(b)		798	791,993
5.75%, 3/01/27(b)		58	58,273
RegionalCare Hospital Partners Holdings, Inc. 8.25%, 5/01/23(b)		49	52,208
RegionalCare Hospital Partners Holdings, Inc./LifePoint Health, Inc. 9.75%, 12/01/26(b)		2,775	2,880,453
Spectrum Brands, Inc. 4.00%, 10/01/26(b)	EUR	530	603,303
6.125%, 12/15/24	U.S.$	361	365,769
6.625%, 11/15/22		245	250,943
Sunshine Mid BV 6.50%, 5/15/26(b)	EUR	823	938,191
Synlab Unsecured Bondco PLC 8.25%, 7/01/23(b)		700	832,516
Tenet Healthcare Corp. 6.00%, 10/01/20	U.S.$	25	25,942
6.75%, 6/15/23(a)		1,903	1,960,501
7.00%, 8/01/25(a)		119	120,408
8.125%, 4/01/22		682	734,357
Vizient, Inc. 10.375%, 3/01/24(b)		774	840,688
West Street Merger Sub, Inc. 6.375%, 9/01/25(b)		1,170	1,139,203

			30,377,199

Energy – 5.2%
Alta Mesa Holdings LP/Alta Mesa Finance Services Corp. 7.875%, 12/15/24		1,562	597,398
Berry Petroleum Co. LLC 6.375%, 9/15/22(c)(d)(e)(g)		2,383	– 0	–

abfunds.com	ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND | 19

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Bruin E&P Partners LLC 8.875%, 8/01/23(b)	U.S.$	1,018	$975,003
California Resources Corp. 5.50%, 9/15/21		299	232,603
8.00%, 12/15/22(b)		2,034	1,598,537
Carrizo Oil & Gas, Inc. 6.25%, 4/15/23(a)		608	598,487
8.25%, 7/15/25		301	312,808
Cheniere Corpus Christi Holdings LLC 7.00%, 6/30/24		683	770,337
Cheniere Energy Partners LP 5.25%, 10/01/25		730	746,213
Chesapeake Energy Corp. 4.875%, 4/15/22		1,528	1,506,272
5.75%, 3/15/23		610	594,758
7.00%, 10/01/24		301	300,200
8.00%, 6/15/27		331	326,023
Covey Park Energy LLC/Covey Park Finance Corp. 7.50%, 5/15/25(b)		1,015	942,581
Denbury Resources, Inc. 7.50%, 2/15/24(b)		824	705,008
9.25%, 3/31/22(b)		604	582,954
Diamond Offshore Drilling, Inc. 7.875%, 8/15/25		2,725	2,631,407
Ensco PLC 4.50%, 10/01/24		290	221,770
5.20%, 3/15/25		1,037	799,084
7.75%, 2/01/26		406	342,070
EP Energy LLC/Everest Acquisition Finance, Inc. 7.75%, 9/01/22		1,634	392,946
7.75%, 5/15/26(b)		631	512,754
8.00%, 2/15/25(b)		228	78,457
9.375%, 5/01/24(b)		887	319,039
Genesis Energy LP/Genesis Energy Finance Corp. 5.625%, 6/15/24		412	395,641
6.25%, 5/15/26		1,327	1,255,183
6.50%, 10/01/25		1,088	1,059,770
6.75%, 8/01/22		115	117,876
Gulfport Energy Corp. 6.00%, 10/15/24		481	436,054
6.375%, 5/15/25-1/15/26		2,237	1,998,843
Hess Infrastructure Partners LP/Hess Infrastructure Partners Finance Corp. 5.625%, 2/15/26(b)		1,587	1,614,006

20 | ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

HighPoint Operating Corp. 7.00%, 10/15/22	U.S.$	534	$507,985
8.75%, 6/15/25		577	550,413
Hilcorp Energy I LP/Hilcorp Finance Co. 5.00%, 12/01/24(b)		62	60,388
5.75%, 10/01/25(b)		1,576	1,552,483
Indigo Natural Resources LLC 6.875%, 2/15/26(b)		1,095	970,279
Laredo Petroleum, Inc. 6.25%, 3/15/23		472	421,102
Murphy Oil USA, Inc. 5.625%, 5/01/27		69	71,875
6.00%, 8/15/23		562	577,077
Nabors Industries, Inc. 5.50%, 1/15/23		1,515	1,452,386
5.75%, 2/01/25		441	395,565
Nine Energy Service, Inc. 8.75%, 11/01/23(b)		525	542,208
Noble Holding International Ltd. 5.25%, 3/15/42		191	115,334
6.20%, 8/01/40		276	175,404
7.75%, 1/15/24		190	171,100
7.95%, 4/01/25		375	326,243
Parkland Fuel Corp. 6.00%, 4/01/26(b)		1,147	1,156,319
PDC Energy, Inc. 5.75%, 5/15/26		633	617,097
6.125%, 9/15/24		1,185	1,182,605
Precision Drilling Corp. 7.125%, 1/15/26(b)		609	604,074
QEP Resources, Inc. 5.25%, 5/01/23		1,049	991,939
Range Resources Corp. 4.875%, 5/15/25		583	541,761
5.00%, 8/15/22-3/15/23		963	939,623
5.875%, 7/01/22		97	98,294
Rowan Cos., Inc. 5.85%, 1/15/44		536	348,707
7.375%, 6/15/25		1,285	1,124,154
Sanchez Energy Corp. 7.25%, 2/15/23(a)(b)		756	608,243
SandRidge Energy, Inc. 7.50%, 2/15/23(c)(d)(e)(g)		865	– 0	–
8.125%, 10/15/22(c)(d)(e)(g)		2,076	– 0	–
SemGroup Corp. 6.375%, 3/15/25		594	559,712
7.25%, 3/15/26		540	523,486

abfunds.com	ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND | 21

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

SemGroup Corp./Rose Rock Finance Corp. 5.625%, 11/15/23	U.S.$	438	$409,689
SM Energy Co. 5.00%, 1/15/24		957	887,320
5.625%, 6/01/25		1,116	1,033,174
6.625%, 1/15/27		382	363,819
SRC Energy, Inc. 6.25%, 12/01/25		800	715,219
Sunoco LP/Sunoco Finance Corp. 5.50%, 2/15/26		1,355	1,342,866
5.875%, 3/15/28		1,026	1,020,805
Targa Resources Partners LP/Targa Resources Partners Finance Corp. 5.125%, 2/01/25		157	160,915
5.875%, 4/15/26(b)		1,050	1,111,716
Transocean Phoenix 2 Ltd. 7.75%, 10/15/24(b)		973	1,026,862
Transocean, Inc. 6.80%, 3/15/38		1,456	1,143,873
7.50%, 1/15/26(b)		762	752,298
9.00%, 7/15/23(b)		683	728,156
Vantage Drilling International 7.125%, 4/01/23(c)(d)(e)(g)		1,283	– 0	–
7.50%, 11/01/19(c)(d)(e)(g)		2,176	– 0	–
Vine Oil & Gas LP/Vine Oil & Gas Finance Corp. 8.75%, 4/15/23(b)		2,405	1,915,239
Weatherford International LLC 9.875%, 3/01/25		294	208,118
Weatherford International Ltd. 5.875%, 7/01/21(l)		154	124,000
6.50%, 8/01/36		752	424,811
6.75%, 9/15/40		849	478,445
7.00%, 3/15/38		409	232,257
7.75%, 6/15/21(a)		347	312,649
9.875%, 2/15/24		467	336,726
Whiting Petroleum Corp. 1.25%, 4/01/20(l)		542	523,931
5.75%, 3/15/21		177	178,989
6.25%, 4/01/23		483	485,544
6.625%, 1/15/26		737	724,498
WPX Energy, Inc. 5.75%, 6/01/26		528	536,266
8.25%, 8/01/23		187	210,728

			57,538,851

22 | ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Other Industrial – 0.6%
Algeco Global Finance PLC 8.00%, 2/15/23(b)	U.S.$	1,821	$1,827,474
Global Partners LP/GLP Finance Corp. 6.25%, 7/15/22		2,475	2,456,695
H&E Equipment Services, Inc. 5.625%, 9/01/25		437	435,028
KAR Auction Services, Inc. 5.125%, 6/01/25(b)		458	452,217
Laureate Education, Inc. 8.25%, 5/01/25(b)		839	907,850

			6,079,264

Services – 1.5%
Aptim Corp. 7.75%, 6/15/25(b)		927	715,840
APX Group, Inc. 7.875%, 12/01/22		3,299	3,310,481
8.75%, 12/01/20		657	647,483
Aramark Services, Inc. 5.00%, 2/01/28(b)		654	651,815
5.125%, 1/15/24		242	248,727
Carlson Travel, Inc. 6.75%, 12/15/23(b)		782	782,076
Carriage Services, Inc. 6.625%, 6/01/26(b)		698	714,931
eDreams ODIGEO SA 5.50%, 9/01/23(b)	EUR	478	529,495
Gartner, Inc. 5.125%, 4/01/25(b)	U.S.$	482	486,913
GEO Group, Inc. (The) 5.125%, 4/01/23		162	143,393
5.875%, 1/15/22-10/15/24		670	636,641
6.00%, 4/15/26		677	568,654
Monitronics International, Inc. 9.125%, 4/01/20(j)		958	171,952
Nielsen Finance LLC/Nielsen Finance Co. 5.00%, 4/15/22(b)		549	542,208
Prime Security Services Borrower LLC/Prime Finance, Inc. 9.25%, 5/15/23(b)		2,126	2,234,492
Refinitiv US Holdings, Inc. 6.25%, 5/15/26(b)		273	276,596
8.25%, 11/15/26(b)		252	247,773
Ritchie Bros Auctioneers, Inc. 5.375%, 1/15/25(b)		366	374,123
Sabre GLBL, Inc. 5.25%, 11/15/23(b)		300	306,374

abfunds.com	ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND | 23

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

5.375%, 4/15/23(b)	U.S.$	656	$671,754
Team Health Holdings, Inc. 6.375%, 2/01/25(b)		1,645	1,338,255
Verscend Escrow Corp. 9.75%, 8/15/26(b)		1,595	1,592,646

			17,192,622

Technology – 1.5%
ADT Security Corp. (The) 4.125%, 6/15/23		83	79,955
Amkor Technology, Inc. 6.375%, 10/01/22		2,681	2,725,848
Banff Merger Sub, Inc. 9.75%, 9/01/26(b)		1,866	1,824,515
CommScope Finance LLC 5.50%, 3/01/24(b)		545	558,071
6.00%, 3/01/26(b)		760	784,894
8.25%, 3/01/27(b)		952	987,836
Dell International LLC/EMC Corp. 7.125%, 6/15/24(b)		187	198,214
Dell, Inc. 6.50%, 4/15/38		1,671	1,600,932
Goodman Networks, Inc. 8.00%, 5/11/22(c)(g)		664	331,321
Infor Software Parent LLC/Infor Software Parent, Inc. 7.125% (7.125% Cash or 7.875% PIK), 5/01/21(b)(k)		279	279,515
Infor US, Inc. 6.50%, 5/15/22		1,222	1,241,167
IQVIA, Inc. 3.25%, 3/15/25(b)	EUR	782	896,224
Rackspace Hosting, Inc. 8.625%, 11/15/24(b)	U.S.$	55	49,438
Solera LLC/Solera Finance, Inc. 10.50%, 3/01/24(b)		1,941	2,103,941
Veritas US, Inc./Veritas Bermuda Ltd. 7.50%, 2/01/23(b)		964	926,754
10.50%, 2/01/24(b)		1,937	1,730,082
West Corp. 8.50%, 10/15/25(b)		748	643,329

			16,962,036

Transportation - Services – 0.8%
Europcar Mobility Group 5.75%, 6/15/22(b)	EUR	670	770,536
Hertz Corp. (The) 5.50%, 10/15/24(b)	U.S.$	2,902	2,437,666

24 | ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

7.625%, 6/01/22(b)	U.S.$	641	$656,699
Hertz Holdings Netherlands BV 5.50%, 3/30/23(b)	EUR	1,117	1,293,603
Loxam SAS 3.50%, 4/15/22(b)		186	212,459
4.25%, 4/15/24(b)		138	162,284
United Rentals North America, Inc. 5.50%, 5/15/27	U.S.$	418	423,547
5.75%, 11/15/24		946	971,840
XPO Logistics, Inc. 6.125%, 9/01/23(b)		498	502,371
6.75%, 8/15/24(b)		1,510	1,540,411

			8,971,416

			298,605,480

Financial Institutions – 6.4%
Banking – 3.5%
Allied Irish Banks PLC Series E 7.375%, 12/03/20(b)(n)	EUR	871	1,040,888
Ally Financial, Inc. 8.00%, 11/01/31	U.S.$	2,251	2,792,264
Banco Bilbao Vizcaya Argentaria SA 5.875%, 5/24/22-9/24/23(b)(n)	EUR	2,000	2,202,259
8.875%, 4/14/21(b)(n)		1,000	1,235,166
Banco de Sabadell SA 6.50%, 5/18/22(b)(n)		1,400	1,491,753
Banco Santander SA 5.481%, 6/12/19(b)(n)		400	441,347
6.25%, 9/11/21(b)(n)		500	575,610
6.75%, 4/25/22(b)(n)		1,500	1,786,228
Bank of Ireland 7.375%, 6/18/20(b)(n)		1,455	1,716,350
Barclays PLC 7.25%, 3/15/23(b)(n)	GBP	219	294,507
7.75%, 9/15/23(n)	U.S.$	420	420,539
8.00%, 12/15/20(n)	EUR	1,532	1,848,372
8.00%, 6/15/24(n)	U.S.$	1,030	1,054,021
Citigroup, Inc. 5.95%, 1/30/23(n)		2,689	2,737,079
Citizens Financial Group, Inc. Series B 6.00%, 7/06/23(n)		970	956,810
Credit Suisse Group AG 6.25%, 12/18/24(b)(n)		1,404	1,399,518
7.50%, 12/11/23(b)(n)		3,043	3,210,365

abfunds.com	ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND | 25

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Danske Bank A/S 6.125%, 3/28/24(b)(n)	U.S.$	265	$247,216
Series E 5.875%, 4/06/22(b)(n)	EUR	1,096	1,254,027
Goldman Sachs Group, Inc. (The) Series P 5.00%, 11/10/22(n)	U.S.$	1,599	1,479,520
Royal Bank of Scotland Group PLC 8.625%, 8/15/21(n)		3,518	3,730,058
Series U 4.921% (LIBOR 3 Month + 2.32%), 9/30/27(a)(n)(o)		1,100	1,024,676
SNS Bank NV Series E 11.25%, 12/31/49(c)(d)(g)	EUR	620	7,000
Societe Generale SA 7.375%, 9/13/21(b)(n)	U.S.$	1,560	1,611,375
8.00%, 9/29/25(b)(n)		810	861,946
Standard Chartered PLC 7.50%, 4/02/22(b)(n)		1,269	1,322,754
7.75%, 4/02/23(b)(n)		440	461,016
UniCredit SpA 9.25%, 6/03/22(b)(n)	EUR	1,554	1,924,891

			39,127,555

Brokerage – 0.1%
Lehman Brothers Holdings, Inc. 6.875%, 5/02/18(c)(d)(g)(i)	U.S.$	1,690	32,955
LPL Holdings, Inc. 5.75%, 9/15/25(b)		1,517	1,537,709

			1,570,664

Finance – 1.3%
Compass Group Diversified Holdings LLC 8.00%, 5/01/26(b)		838	871,587
Curo Group Holdings Corp. 8.25%, 9/01/25(b)		2,426	2,083,383
Enova International, Inc. 8.50%, 9/01/24-9/15/25(b)		1,700	1,592,740
goeasy Ltd. 7.875%, 11/01/22(b)		466	488,849
ILFC E-Capital Trust II 4.85% (H15T 30 Year + 1.80%), 12/21/65(b)(o)		2,000	1,575,786
Lincoln Finance Ltd. 6.875%, 4/15/21(b)	EUR	1,139	1,302,398

26 | ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Navient Corp. 5.50%, 1/25/23	U.S.$	2,011	$2,022,577
5.875%, 3/25/21		275	283,852
6.50%, 6/15/22		357	372,616
6.625%, 7/26/21		74	77,409
6.75%, 6/15/26		616	591,582
7.25%, 1/25/22-9/25/23		909	964,678
8.00%, 3/25/20		184	191,371
SLM Corp. 5.125%, 4/05/22		605	594,303
Springleaf Finance Corp. 6.875%, 3/15/25		735	758,101
TMX Finance LLC/TitleMax Finance Corp. 11.125%, 4/01/23(b)		890	838,534

			14,609,766

Insurance – 0.5%
Ambac Assurance Corp. 5.10%, 6/07/20(b)(g)		15	20,566
ASR Nederland NV 4.625%, 10/19/27(b)(n)	EUR	840	867,075
Galaxy Bidco Ltd. 6.375%, 11/15/20(b)	GBP	133	171,480
Genworth Holdings, Inc. 7.625%, 9/24/21	U.S.$	1,616	1,569,188
Polaris Intermediate Corp. 8.50% (8.50% Cash or 9.25% PIK), 12/01/22(b)(k)		2,892	2,865,846
WellCare Health Plans, Inc. 5.375%, 8/15/26(b)		570	596,662

			6,090,817

Other Finance – 0.6%
Intrum AB 2.75%, 7/15/22(b)	EUR	977	1,079,510
3.125%, 7/15/24(b)		489	533,244
LHC3 PLC 4.125% (4.125% Cash or 4.875% PIK), 8/15/24(b)(k)		239	272,189
Lincoln Financing SARL 3.625%, 4/01/24(b)		390	441,804
NVA Holdings, Inc./United States 6.875%, 4/01/26(b)	U.S.$	833	825,574
Tempo Acquisition LLC/Tempo Acquisition Finance Corp. 6.75%, 6/01/25(b)		2,464	2,491,385

abfunds.com	ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND | 27

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Travelport Corporate Finance PLC 6.00%, 3/15/26(b)	U.S.$	461	$502,361

			6,146,067

REITS – 0.4%
Iron Mountain, Inc. 4.875%, 9/15/27(b)		230	220,704
5.25%, 3/15/28(b)		1,576	1,526,202
MGM Growth Properties Operating Partnership LP/MGP Finance Co-Issuer, Inc. 5.75%, 2/01/27(b)		966	997,494
Realogy Group LLC / Realogy Co-Issuer Corp. 9.375%, 4/01/27(b)		1,222	1,252,697

			3,997,097

			71,541,966

Utility – 1.0%
Electric – 0.8%
AES Corp./VA 4.875%, 5/15/23		976	989,036
Calpine Corp. 5.375%, 1/15/23		1,314	1,317,031
5.50%, 2/01/24		1,279	1,271,971
NRG Energy, Inc. 7.25%, 5/15/26		1,754	1,932,349
Talen Energy Supply LLC 4.60%, 12/15/21		33	31,819
6.50%, 6/01/25		1,896	1,668,945
10.50%, 1/15/26(b)		622	648,386
Texas Competitive/TCEH 11.50%, 10/01/20(d)(e)(g)(h)		626	– 0	–
Vistra Energy Corp. 7.625%, 11/01/24		920	974,459
Vistra Operations Co. LLC 5.625%, 2/15/27(b)		600	624,049

			9,458,045

Natural Gas – 0.2%
NGL Energy Partners LP/NGL Energy Finance Corp. 7.50%, 11/01/23		1,889	1,955,111

			11,413,156

Total Corporates – Non-Investment Grade (cost $397,892,216)			381,560,602

28 | ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

GOVERNMENTS – TREASURIES – 12.0%
Colombia – 0.6%
Colombian TES Series B 10.00%, 7/24/24	COP	18,165,600	$6,765,768

Indonesia – 2.0%
Indonesia Treasury Bond Series FR56 8.375%, 9/15/26	IDR	25,513,000	1,870,843
Series FR70 8.375%, 3/15/24		15,308,000	1,123,913
Series FR77 8.125%, 5/15/24		212,632,000	15,529,303
Series FR78 8.25%, 5/15/29		55,697,000	4,079,316

			22,603,375

Malaysia – 0.2%
Malaysia Government Bond Series 3/04 5.734%, 7/30/19	MYR	9,297	2,294,860

Mexico – 0.2%
Mexican Bonos Series M 20 7.50%, 6/03/27	MXN	46,433	2,316,644

Russia – 0.4%
Russian Federal Bond – OFZ Series 6209 7.60%, 7/20/22	RUB	37,074	561,040
Series 6217 7.50%, 8/18/21		274,943	4,174,742

			4,735,782

United States – 8.5%
U.S. Treasury Bonds 2.75%, 11/15/42(p)	U.S.$	2,200	2,188,312
4.50%, 2/15/36(q)		2,400	3,039,000
5.00%, 5/15/37(p)		1,900	2,567,969
5.25%, 2/15/29(q)		5,350	6,669,946
6.125%, 11/15/27(r)		1,000	1,289,375
6.25%, 5/15/30(q)		5,800	7,938,750
8.125%, 5/15/21		5,250	5,876,719
U.S. Treasury Notes 0.875%, 4/15/19(q)		20,074	20,058,318
2.25%, 2/15/27(r)		26,373	26,171,083

abfunds.com	ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND | 29

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

2.875%, 8/15/28	U.S.$	17,670	$18,360,234

			94,159,706

Uruguay – 0.1%
Uruguay Government International Bond 8.50%, 3/15/28(b)	UYU	23,821	618,912
9.875%, 6/20/22(b)		18,660	550,995

			1,169,907

Total Governments – Treasuries (cost $132,411,432)			134,046,042

COLLATERALIZED MORTGAGE OBLIGATIONS – 11.7%
Risk Share Floating Rate – 9.2%
Bellemeade Re Ltd. Series 2015-1A, Class M2 6.786% (LIBOR 1 Month + 4.30%), 7/25/25(h)(o)	U.S.$	167	167,252
Series 2018-2A, Class M1B 3.836% (LIBOR 1 Month + 1.35%), 8/25/28(b)(o)		1,968	1,963,971
Series 2018-3A, Class M2 5.236% (LIBOR 1 Month + 2.75%), 10/25/28(b)(o)		915	915,725
Connecticut Avenue Securities Trust Series 2018-R07, Class 1B1 6.836% (LIBOR 1 Month + 4.35%), 4/25/31(b)(o)		441	451,993
Eagle RE Ltd. Series 2018-1, Class M2 5.486% (LIBOR 1 Month + 3.00%), 11/25/28(b)(o)		264	266,320
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes Series 2013-DN1, Class M2 9.636% (LIBOR 1 Month + 7.15%), 7/25/23(o)		2,247	2,635,975
Series 2013-DN2, Class M2 6.736% (LIBOR 1 Month + 4.25%), 11/25/23(o)		1,700	1,856,490
Series 2014-DN1, Class M3 6.986% (LIBOR 1 Month + 4.50%), 2/25/24(o)		1,939	2,160,007
Series 2014-DN2, Class M3 6.086% (LIBOR 1 Month + 3.60%), 4/25/24(o)		514	554,437

30 | ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Series 2014-DN3, Class M3 6.486% (LIBOR 1 Month + 4.00%), 8/25/24(o)	U.S.$	616	$667,126
Series 2014-DN4, Class M3 7.036% (LIBOR 1 Month + 4.55%), 10/25/24(o)		357	392,343
Series 2014-HQ1, Class M3 6.586% (LIBOR 1 Month + 4.10%), 8/25/24(o)		1,667	1,807,479
Series 2014-HQ2, Class M3 6.236% (LIBOR 1 Month + 3.75%), 9/25/24(o)		3,710	4,104,228
Series 2014-HQ3, Class M3 7.236% (LIBOR 1 Month + 4.75%), 10/25/24(o)		3,995	4,428,880
Series 2015-DN1, Class B 13.986% (LIBOR 1 Month + 11.50%), 1/25/25(o)		2,207	3,078,741
Series 2015-DN1, Class M3 6.636% (LIBOR 1 Month + 4.15%), 1/25/25(o)		1,253	1,340,122
Series 2015-DNA1, Class B 11.686% (LIBOR 1 Month + 9.20%), 10/25/27(o)		596	788,545
Series 2015-DNA1, Class M3 5.786% (LIBOR 1 Month + 3.30%), 10/25/27(o)		480	526,020
Series 2015-DNA2, Class B 10.036% (LIBOR 1 Month + 7.55%), 12/25/27(o)		1,458	1,740,653
Series 2015-DNA3, Class B 11.836% (LIBOR 1 Month + 9.35%), 4/25/28(o)		1,027	1,323,336
Series 2015-HQ1, Class B 13.236% (LIBOR 1 Month + 10.75%), 3/25/25(o)		3,873	5,177,297
Series 2015-HQ1, Class M3 6.286% (LIBOR 1 Month + 3.80%), 3/25/25(o)		521	548,851
Series 2015-HQA1, Class B 11.286% (LIBOR 1 Month + 8.80%), 3/25/28(o)		1,009	1,210,141
Series 2015-HQA1, Class M3 7.186% (LIBOR 1 Month + 4.70%), 3/25/28(o)		1,455	1,639,514

abfunds.com	ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND | 31

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Series 2016-DNA2, Class B 12.986% (LIBOR 1 Month + 10.50%), 10/25/28(o)	U.S.$	860	$1,155,802
Series 2016-DNA2, Class M3 7.136% (LIBOR 1 Month + 4.65%), 10/25/28(o)		811	905,185
Series 2016-DNA3, Class B 13.736% (LIBOR 1 Month + 11.25%), 12/25/28(o)		2,773	3,779,172
Series 2016-DNA3, Class M3 7.486% (LIBOR 1 Month + 5.00%), 12/25/28(o)		1,113	1,261,587
Series 2016-DNA4, Class B 11.086% (LIBOR 1 Month + 8.60%), 3/25/29(o)		396	482,114
Series 2016-HQA2, Class B 13.986% (LIBOR 1 Month + 11.50%), 11/25/28(o)		422	564,707
Series 2017-DNA2, Class B1 7.636% (LIBOR 1 Month + 5.15%), 10/25/29(o)		415	468,766
Series 2017-DNA2, Class M2 5.936% (LIBOR 1 Month + 3.45%), 10/25/29(o)		599	643,995
Series 2017-DNA3, Class B1 6.936% (LIBOR 1 Month + 4.45%), 3/25/30(o)		615	659,863
Federal National Mortgage Association Connecticut Avenue Securities Series 2013-C01, Class M2 7.736% (LIBOR 1 Month + 5.25%), 10/25/23(o)		1,397	1,577,411
Series 2014-C01, Class M2 6.886% (LIBOR 1 Month + 4.40%), 1/25/24(o)		3,991	4,467,722
Series 2014-C03, Class 1M2 5.486% (LIBOR 1 Month + 3.00%), 7/25/24(o)		977	1,037,134
Series 2014-C04, Class 1M2 7.386% (LIBOR 1 Month + 4.90%), 11/25/24(o)		2,495	2,799,992
Series 2015-C01, Class 1M2 6.786% (LIBOR 1 Month + 4.30%), 2/25/25(o)		2,390	2,605,420
Series 2015-C01, Class 2M2 7.036% (LIBOR 1 Month + 4.55%), 2/25/25(o)		1,037	1,110,237

32 | ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Series 2015-C02, Class 1M2 6.486% (LIBOR 1 Month + 4.00%), 5/25/25(o)	U.S.$	719	$776,058
Series 2015-C02, Class 2M2 6.486% (LIBOR 1 Month + 4.00%), 5/25/25(o)		1,901	2,035,355
Series 2015-C03, Class 1M2 7.486% (LIBOR 1 Month + 5.00%), 7/25/25(o)		2,203	2,454,360
Series 2015-C03, Class 2M2 7.486% (LIBOR 1 Month + 5.00%), 7/25/25(o)		1,811	1,988,661
Series 2015-C04, Class 1M2 8.186% (LIBOR 1 Month + 5.70%), 4/25/28(o)		2,576	2,947,934
Series 2015-C04, Class 2M2 8.036% (LIBOR 1 Month + 5.55%), 4/25/28(o)		918	1,027,084
Series 2016-C01, Class 1B 14.236% (LIBOR 1 Month + 11.75%), 8/25/28(o)		682	940,728
Series 2016-C01, Class 1M2 9.236% (LIBOR 1 Month + 6.75%), 8/25/28(o)		2,042	2,367,121
Series 2016-C01, Class 2M2 9.436% (LIBOR 1 Month + 6.95%), 8/25/28(o)		676	782,759
Series 2016-C02, Class 1B 14.736% (LIBOR 1 Month + 12.25%), 9/25/28(o)		449	638,891
Series 2016-C02, Class 1M2 8.486% (LIBOR 1 Month + 6.00%), 9/25/28(o)		2,356	2,684,870
Series 2016-C03, Class 1B 14.236% (LIBOR 1 Month + 11.75%), 10/25/28(o)		374	519,626
Series 2016-C03, Class 2B 15.236% (LIBOR 1 Month + 12.75%), 10/25/28(o)		632	874,029
Series 2016-C03, Class 2M2 8.386% (LIBOR 1 Month + 5.90%), 10/25/28(o)		3,508	3,969,324
Series 2016-C04, Class 1B 12.736% (LIBOR 1 Month + 10.25%), 1/25/29(o)		1,491	1,941,217

abfunds.com	ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND | 33

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Series 2016-C05, Class 2B 13.236% (LIBOR 1 Month + 10.75%), 1/25/29(o)	U.S.$	1,820	$2,308,548
Series 2016-C05, Class 2M2 6.936% (LIBOR 1 Month + 4.45%), 1/25/29(o)		1,486	1,626,431
Series 2016-C06, Class 1B 11.736% (LIBOR 1 Month + 9.25%), 4/25/29(o)		1,287	1,592,248
Series 2016-C07, Class 2B 11.986% (LIBOR 1 Month + 9.50%), 5/25/29(o)		1,558	1,893,758
Series 2016-C07, Class 2M2 6.836% (LIBOR 1 Month + 4.35%), 5/25/29(o)		918	1,005,075
Series 2017-C01, Class 1B1 8.236% (LIBOR 1 Month + 5.75%), 7/25/29(o)		148	173,101
Series 2017-C02, Class 2M2 6.136% (LIBOR 1 Month + 3.65%), 9/25/29(o)		1,152	1,241,758
Series 2018-C01, Class 1B1 6.036% (LIBOR 1 Month + 3.55%), 7/25/30(o)		909	897,895
Home Re Ltd. Series 2018-1, Class M2 5.486% (LIBOR 1 Month + 3.00%), 10/25/28(b)(o)		988	990,119
JP Morgan Madison Avenue Securities Trust Series 2015-CH1, Class M2 7.986% (LIBOR 1 Month + 5.50%), 10/25/25(h)(o)		1,428	1,605,298
Wells Fargo Credit Risk Transfer Securities Trust Series 2015-WF1, Class 2M2 7.986% (LIBOR 1 Month + 5.50%), 11/25/25(h)(o)		611	702,429

			103,249,230

Non-Agency Fixed Rate – 0.9%
Alternative Loan Trust Series 2006-24CB, Class A15 5.75%, 8/01/36		784	642,631
Series 2006-42, Class 1A6 6.00%, 1/25/47		683	556,659

34 | ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Series 2006-HY12, Class A5 3.874%, 8/25/36	U.S.$	1,313	$1,345,129
Series 2006-J1, Class 1A10 5.50%, 2/25/36		1,122	1,002,504
Series 2006-J5, Class 1A1 6.50%, 9/25/36		886	746,612
Bear Stearns ARM Trust Series 2007-3, Class 1A1 4.265%, 5/25/47		200	185,607
Series 2007-4, Class 22A1 3.92%, 6/25/47		757	696,277
BNPP Mortgage Securities LLC Trust Series 2009-1, Class B1 6.00%, 8/27/37(b)		809	623,617
ChaseFlex Trust Series 2007-1, Class 1A3 6.50%, 2/25/37		535	311,611
Citigroup Mortgage Loan Trust Series 2007-AR4, Class 1A1A 4.654%, 3/25/37		139	135,528
CitiMortgage Alternative Loan Trust Series 2007-A3, Class 1A4 5.75%, 3/25/37		905	872,505
Countrywide Home Loan Mortgage Pass-Through Trust Series 2007-HY4, Class 1A1 4.018%, 9/25/47		209	194,446
Credit Suisse Mortgage Trust Series 2009-8R, Class 6A2 6.00%, 1/26/38(b)		114	87,920
CSMC Mortgage-Backed Trust Series 2006-7, Class 3A12 6.25%, 8/25/36		340	274,496
Residential Accredit Loans, Inc. Trust Series 2005-QS14, Class 3A1 6.00%, 9/25/35		463	435,305
Residential Asset Securitization Trust Series 2006-A8, Class 3A4 6.00%, 8/25/36		190	153,886
Washington Mutual Mortgage Pass-Through Certificates Trust Series 2006-9, Class A4 4.746%, 10/25/36		1,540	730,597
Wells Fargo Mortgage Backed Securities Trust Series 2007-AR7, Class A1 4.772%, 12/28/37		899	881,170

			9,876,500

abfunds.com	ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND | 35

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Non-Agency Floating Rate – 0.9%
Alternative Loan Trust Series 2007-7T2, Class A3 3.086% (LIBOR 1 Month + 0.60%), 4/25/37(o)	U.S.$	2,556	$1,114,593
Citigroup Mortgage Loan Trust Series 2005-8, Class 2A2 2.315% (4.80% – LIBOR 1 Month), 9/25/35(o)(s)		334	10,908
Countrywide Home Loan Mortgage Pass-Through Trust Series 2007-13, Class A7 3.086% (LIBOR 1 Month + 0.60%), 8/25/37(o)		512	336,169
First Horizon Alternative Mortgage Securities Trust Series 2007-FA2, Class 1A6 3.065% (5.55% – LIBOR 1 Month), 4/25/37(o)(s)		108	16,220
Series 2007-FA2, Class 1A10 2.736% (LIBOR 1 Month + 0.25%), 4/25/37(o)		318	163,682
Lehman XS Trust Series 2007-10H, Class 2AIO 4.511% (7.00% – LIBOR 1 Month), 7/25/37(o)(s)		302	45,350
Residential Accredit Loans, Inc. Trust Series 2006-QS18, Class 2A2 4.065% (6.65% – LIBOR 1 Month), 12/25/36(o)(s)		3,901	679,425
Structured Asset Mortgage Investments II Trust Series 2007-AR6, Class A1 3.897% (12MTA + 1.50%), 8/25/47(o)		1,388	1,305,719
Wachovia Mortgage Loan Trust Series 2006-ALT1, Class A2 2.666% (LIBOR 1 Month + 0.18%), 1/25/37(o)		9,068	5,909,418

			9,581,484

Agency Fixed Rate – 0.7%
Federal Home Loan Mortgage Corp. REMICs 6.00%, 3/15/48(t)		22,412	5,158,409
Freddie Mac Strips 5.50%, 4/15/36(t)		10,978	2,342,637

			7,501,046

Total Collateralized Mortgage Obligations (cost $118,792,886)			130,208,260

36 | ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

CORPORATES – INVESTMENT GRADE – 9.9%
Financial Institutions – 5.2%
Banking – 3.0%
ABN AMRO Bank NV Series E 6.25%, 4/27/22(b)	U.S.$	292	$312,956
Bank of America Corp. Series DD 6.30%, 3/10/26(n)		3,043	3,309,040
Series Z 6.50%, 10/23/24(n)		57	61,775
Barclays Bank PLC 6.86%, 6/15/32(b)(n)		166	172,015
BNP Paribas SA 6.75%, 3/14/22(b)(n)		418	426,862
7.625%, 3/30/21(b)(n)		406	426,257
BPCE SA 5.70%, 10/22/23(b)		208	221,919
Citigroup, Inc. 4.40%, 6/10/25		105	108,712
Credit Agricole SA 7.589%, 1/30/20(b)(n)	GBP	1,000	1,352,777
8.125%, 12/23/25(b)(n)	U.S.$	1,909	2,134,955
DNB Bank ASA 6.50%, 3/26/22(b)(n)		1,555	1,596,402
HSBC Holdings PLC 6.00%, 9/29/23(b)(n)	EUR	2,346	2,934,815
Series E 4.75%, 7/04/29(b)(n)		400	439,726
ICICI Bank Ltd./Dubai 4.80%, 5/22/19(b)	U.S.$	1,337	1,339,481
ING Groep NV 6.50%, 4/16/25(n)		520	517,400
6.875%, 4/16/22(b)(n)		250	258,125
Intesa Sanpaolo SpA 2.75%, 3/20/20(b)	EUR	482	555,035
3.928%, 9/15/26(b)		227	267,260
4.00%, 5/20/19(b)		470	530,048
5.017%, 6/26/24(b)	U.S.$	331	319,300
5.71%, 1/15/26(b)		1,232	1,201,010
JPMorgan Chase & Co. Series V 5.00%, 7/01/19(n)		210	208,950
Lloyds Banking Group PLC 6.413%, 10/01/35(b)(n)		235	237,547
6.657%, 5/21/37(b)(n)		98	99,924
7.625%, 6/27/23(b)(n)	GBP	1,760	2,422,472

abfunds.com	ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND | 37

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Nationwide Building Society 4.302%, 3/08/29(b)	U.S.$	1,500	$1,519,595
Nordea Bank Abp 6.625%, 3/26/26(b)(n)		3,065	3,056,222
Regions Bank/Birmingham AL 6.45%, 6/26/37		1,500	1,821,548
Santander Holdings USA, Inc. 4.40%, 7/13/27		1,090	1,084,801
Skandinaviska Enskilda Banken AB 5.625%, 5/13/22(b)(n)		400	386,788
Swedbank AB 6.00%, 3/17/22(b)(n)		1,000	957,821
UBS Group Funding Switzerland AG 6.875%, 3/22/21(b)(n)		200	205,002
7.00%, 2/19/25(b)(n)		2,492	2,626,399

			33,112,939

Insurance – 1.8%
Aegon NV 5.50%, 4/11/48		757	751,964
Allstate Corp. (The) 6.50%, 5/15/57		1,657	1,782,478
American International Group, Inc. 6.82%, 11/15/37		1,425	1,724,980
Aon Corp. 8.205%, 1/01/27		690	812,266
Assicurazioni Generali SpA Series E 5.50%, 10/27/47(b)	EUR	1,500	1,843,782
Caisse Nationale de Reassurance Mutuelle Agricole Groupama 6.00%, 1/23/27		1,400	1,876,191
CNP Assurances 4.50%, 6/10/47(b)		1,500	1,877,582
Liberty Mutual Group, Inc. 7.80%, 3/15/37(b)	U.S.$	2,559	2,919,105
MetLife, Inc. 10.75%, 8/01/39		2,350	3,534,774
Prudential Financial, Inc. 5.20%, 3/15/44		340	343,602
5.625%, 6/15/43		1,082	1,128,721
SCOR SE 3.00%, 6/08/46(b)	EUR	200	237,408
Transatlantic Holdings, Inc. 8.00%, 11/30/39	U.S.$	1,261	1,733,364

			20,566,217

38 | ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

REITS – 0.4%
EPR Properties 5.75%, 8/15/22	U.S.$	915	$971,563
GLP Capital LP/GLP Financing II, Inc. 5.375%, 4/15/26		674	707,135
5.75%, 6/01/28		67	72,206
MPT Operating Partnership LP/MPT Finance Corp. 5.00%, 10/15/27		319	323,373
5.25%, 8/01/26		137	141,089
5.50%, 5/01/24		264	270,603
Senior Housing Properties Trust 6.75%, 12/15/21		1,350	1,418,260
Spirit Realty LP 4.45%, 9/15/26		193	190,350

			4,094,579

			57,773,735

Industrial – 4.7%
Basic – 0.5%
Anglo American Capital PLC 3.625%, 9/11/24(b)		200	198,087
4.75%, 4/10/27(b)		637	648,590
ArcelorMittal 6.75%, 3/01/41		362	404,329
7.00%, 10/15/39		624	709,865
Fresnillo PLC 5.50%, 11/13/23(b)		306	321,682
Georgia-Pacific LLC 8.875%, 5/15/31		1	1,491
Glencore Finance Canada Ltd. 6.00%, 11/15/41(b)		272	281,998
Glencore Funding LLC 4.625%, 4/29/24(b)		341	352,000
Minsur SA 6.25%, 2/07/24(b)		891	957,469
WestRock MWV LLC 7.95%, 2/15/31		1,000	1,307,119

			5,182,630

Capital Goods – 0.3%
Arconic, Inc. 5.90%, 2/01/27		119	123,573
General Electric Co. Series D 5.00%, 1/21/21(n)		1,681	1,570,752
Lafarge SA 7.125%, 7/15/36		800	937,495

abfunds.com	ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND | 39

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Masco Corp. 5.95%, 3/15/22	U.S.$	308	$330,069
Textron Financial Corp. 4.419% (LIBOR 3 Month + 1.74%), 2/15/42(b)(o)		575	441,645

			3,403,534

Communications - Media – 0.1%
Charter Communications Operating LLC/Charter Communications Operating Capital 4.908%, 7/23/25		1,195	1,261,165
Cox Communications, Inc. 4.50%, 6/30/43(b)		135	119,669
4.70%, 12/15/42(b)		259	236,790

			1,617,624

Communications - Telecommunications – 0.7%
Qwest Corp. 6.875%, 9/15/33		1,335	1,326,719
Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC/Sprint Spectrum Co. III LLC 4.738%, 3/20/25(b)		1,340	1,354,555
5.152%, 3/20/28(b)		1,340	1,364,270
Telecom Italia Capital SA 7.20%, 7/18/36		483	486,561
7.721%, 6/04/38		1,759	1,819,495
Telecom Italia SpA/Milano 5.303%, 5/30/24(b)		1,002	1,003,953

			7,355,553

Consumer Cyclical - Automotive – 0.2%
General Motors Co. 5.20%, 4/01/45		337	300,197
6.25%, 10/02/43		116	115,382
6.75%, 4/01/46		456	474,767
ZF North America Capital, Inc. 4.75%, 4/29/25(b)		1,065	1,037,001

			1,927,347

Consumer Cyclical - Entertainment – 0.1%
Silversea Cruise Finance Ltd. 7.25%, 2/01/25(b)		1,409	1,525,726

40 | ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Consumer Cyclical - Other – 0.7%
James Hardie International Finance DAC 4.75%, 1/15/25(b)	U.S.$	285	$282,610
5.00%, 1/15/28(b)		273	259,945
Lennar Corp. 6.625%, 5/01/20		1,332	1,374,737
MDC Holdings, Inc. 5.50%, 1/15/24		150	154,233
6.00%, 1/15/43		2,908	2,493,630
Owens Corning 7.00%, 12/01/36		777	877,927
Standard Industries, Inc./NJ 4.75%, 1/15/28(b)		76	73,397
6.00%, 10/15/25(b)		934	974,863
Toll Brothers Finance Corp. 4.875%, 3/15/27		1,124	1,105,921

			7,597,263

Consumer Non-Cyclical – 0.4%
CVS Health Corp. 4.78%, 3/25/38		2,140	2,118,572
HCA, Inc. 4.25%, 10/15/19		1,405	1,413,330
4.50%, 2/15/27		65	66,858
5.00%, 3/15/24		330	349,670
5.25%, 6/15/26		165	176,874
MEDNAX, Inc. 5.25%, 12/01/23(b)		541	547,579

			4,672,883

Energy – 0.8%
AI Candelaria Spain SLU 7.50%, 12/15/28(b)		1,166	1,212,931
Antero Resources Corp. 5.125%, 12/01/22		484	486,821
Cenovus Energy, Inc. 6.75%, 11/15/39		67	74,567
Ecopetrol SA 5.875%, 5/28/45		1,271	1,312,307
Energy Transfer Operating LP 4.25%, 3/15/23		2,145	2,192,576
7.50%, 10/15/20		251	266,803
Energy Transfer Partners LP/Regency Energy Finance Corp. 4.50%, 11/01/23		546	568,651

abfunds.com	ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND | 41

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Kinder Morgan, Inc./DE Series G 7.75%, 1/15/32	U.S.$	328	$422,766
7.80%, 8/01/31		1,066	1,368,902
Southern Star Central Corp. 5.125%, 7/15/22(b)		1,200	1,199,760

			9,106,084

Other Industrial – 0.1%
Alfa SAB de CV 5.25%, 3/25/24(b)		1,580	1,649,520

Services – 0.1%
Verisk Analytics, Inc. 5.50%, 6/15/45		636	706,716

Technology – 0.7%
Dell International LLC/EMC Corp. 6.02%, 6/15/26(b)		1,318	1,418,653
8.35%, 7/15/46(b)		524	632,435
Micron Technology, Inc. 5.50%, 2/01/25		686	706,989
Nokia Oyj 6.625%, 5/15/39		527	565,010
Seagate HDD Cayman 4.75%, 1/01/25		1,948	1,894,329
4.875%, 6/01/27		1,082	1,039,908
Western Digital Corp. 4.75%, 2/15/26		1,023	978,468

			7,235,792

Transportation - Airlines – 0.0%
Northwest Airlines Pass Through Trust Series 2000-1, Class G 7.15%, 10/01/19(c)		122	121,037

			52,101,709

Utility – 0.0%
Electric – 0.0%
DPL, Inc. 6.75%, 10/01/19		171	173,643

Total Corporates – Investment Grade (cost $104,219,294)			110,049,087

42 | ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

EMERGING MARKETS – SOVEREIGNS – 8.0%
Angola – 0.3%
Angolan Government International Bond 8.25%, 5/09/28(b)	U.S.$	400	$416,500
9.50%, 11/12/25(b)		2,756	3,134,950
Republic of Angola Via Northern Lights III BV 7.00%, 8/17/19(b)		171	171,302

			3,722,752

Argentina – 0.1%
Argentine Republic Government International Bond 7.82%, 12/31/33	EUR	1,236	1,199,951

Bahrain – 0.2%
Bahrain Government International Bond 6.75%, 9/20/29(b)	U.S.$	528	557,040
7.00%, 10/12/28(b)		1,253	1,343,843

			1,900,883

Brazil – 0.3%
Brazilian Government International Bond 4.625%, 1/13/28		3,530	3,557,481

Cameroon – 0.1%
Republic of Cameroon International Bond 9.50%, 11/19/25(b)		1,222	1,297,318

Costa Rica – 0.1%
Costa Rica Government International Bond 4.37%, 5/22/19(h)		858	856,713
7.00%, 4/04/44(b)		628	605,872

			1,462,585

Dominican Republic – 0.9%
Dominican Republic International Bond 5.95%, 1/25/27(b)		1,553	1,630,650
7.45%, 4/30/44(b)		1,283	1,452,356
8.625%, 4/20/27(b)		5,719	6,705,528

			9,788,534

Ecuador – 0.3%
Ecuador Government International Bond 7.95%, 6/20/24(b)		667	667,784
10.50%, 3/24/20(b)		1,069	1,126,417
10.75%, 1/31/29(b)		1,301	1,442,158

			3,236,359

abfunds.com	ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND | 43

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Egypt – 0.6%
Egypt Government International Bond 6.125%, 1/31/22(b)	U.S.$	3,559	$3,603,487
6.20%, 3/01/24(b)		2,463	2,490,709

			6,094,196

El Salvador – 0.1%
El Salvador Government International Bond 5.875%, 1/30/25(b)		300	290,625
7.625%, 9/21/34(b)		762	790,575
7.75%, 1/24/23(b)		339	357,645

			1,438,845

Gabon – 0.3%
Gabon Government International Bond 6.375%, 12/12/24(b)		2,052	1,962,621
6.95%, 6/16/25(b)		1,050	1,010,625

			2,973,246

Ghana – 0.1%
Ghana Government International Bond 10.75%, 10/14/30(b)		780	951,600

Honduras – 0.2%
Honduras Government International Bond 6.25%, 1/19/27(b)		1,748	1,839,770
7.50%, 3/15/24(b)		730	798,886

			2,638,656

Iraq – 0.1%
Iraq International Bond 5.80%, 1/15/28(b)		264	253,440
6.752%, 3/09/23(b)		402	408,030

			661,470

Ivory Coast – 0.4%
Ivory Coast Government International Bond 5.125%, 6/15/25(b)	EUR	168	192,433
5.75%, 12/31/32(b)	U.S.$	1,702	1,617,190
6.375%, 3/03/28(b)		2,678	2,611,050
6.625%, 3/22/48(b)	EUR	331	353,572

			4,774,245

Jamaica – 0.2%
Jamaica Government International Bond 7.625%, 7/09/25	U.S.$	506	577,257
7.875%, 7/28/45		1,240	1,490,387

			2,067,644

44 | ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Jordan – 0.1%
Jordan Government International Bond 5.75%, 1/31/27(b)	U.S.$	634	$621,320

Kenya – 0.5%
Kenya Government International Bond 5.875%, 6/24/19(b)		702	700,245
6.875%, 6/24/24(b)		3,550	3,643,188
7.25%, 2/28/28(b)		649	655,490

			4,998,923

Lebanon – 0.2%
Lebanon Government International Bond 6.65%, 4/22/24(b)		427	359,214
Series G 6.00%, 5/20/19(b)		548	544,575
6.20%, 2/26/25(b)		823	672,802
6.60%, 11/27/26(b)		1,109	886,285

			2,462,876

Mongolia – 0.2%
Mongolia Government International Bond 5.125%, 12/05/22(b)		2,426	2,423,756
10.875%, 4/06/21(a)(b)		200	222,625

			2,646,381

Nigeria – 0.3%
Nigeria Government International Bond 6.375%, 7/12/23(b)		740	761,275
6.50%, 11/28/27(b)		388	383,150
6.75%, 1/28/21(b)		288	296,280
7.625%, 11/21/25(b)		1,785	1,902,708
7.875%, 2/16/32(b)		489	507,949

			3,851,362

Oman – 0.4%
Oman Government International Bond 4.125%, 1/17/23(b)		4,265	4,073,075
4.75%, 6/15/26(b)		550	501,875

			4,574,950

Senegal – 0.2%
Senegal Government International Bond 6.25%, 5/23/33(b)		593	569,280
6.75%, 3/13/48(b)		1,928	1,776,604
8.75%, 5/13/21(b)		310	332,862

			2,678,746

abfunds.com	ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND | 45

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Sri Lanka – 0.3%
Sri Lanka Government International Bond 6.125%, 6/03/25(b)	U.S.$	350	$341,250
6.20%, 5/11/27(b)		685	657,686
6.85%, 3/14/24(b)		2,085	2,139,375
7.85%, 3/14/29(b)		655	687,081

			3,825,392

Turkey – 0.6%
Turkey Government International Bond 4.875%, 10/09/26-4/16/43		824	637,267
7.25%, 12/23/23		3,202	3,218,378
7.375%, 2/05/25		1,107	1,107,000
7.50%, 11/07/19		1,243	1,250,769

			6,213,414

Ukraine – 0.6%
Ukraine Government International Bond 7.75%, 9/01/21-9/01/24(b)		6,729	6,573,721

Venezuela – 0.2%
Venezuela Government International Bond 9.25%, 9/15/27(c)(d)(f)		7,978	2,493,125
9.25%, 5/07/28(d)(f)(h)		300	87,750

			2,580,875

Zambia – 0.1%
Zambia Government International Bond 8.50%, 4/14/24(b)		1,475	1,080,438

Total Emerging Markets – Sovereigns (cost $90,881,526)			89,874,163

EMERGING MARKETS – TREASURIES – 5.5%
Argentina – 0.2%
Argentine Bonos del Tesoro 15.50%, 10/17/26	ARS	12,263	189,059
16.00%, 10/17/23		59,700	1,013,586
18.20%, 10/03/21		82,859	1,337,178

			2,539,823

Brazil – 3.4%
Brazil Notas do Tesouro Nacional Series F 10.00%, 1/01/21-1/01/23	BRL	141,866	37,933,606

46 | ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Dominican Republic – 0.1%
Dominican Republic International Bond 16.00%, 7/10/20(h)	DOP	79,700	$1,699,021

South Africa – 1.3%
Republic of South Africa Government Bond Series R186 10.50%, 12/21/26	ZAR	186,723	14,306,279

Turkey – 0.5%
Turkey Government Bond 11.10%, 5/15/19	TRY	31,033	5,464,946

Total Emerging Markets – Treasuries (cost $73,476,635)			61,943,675

EMERGING MARKETS – CORPORATE BONDS – 3.9%
Industrial – 3.1%
Basic – 0.7%
ABJA Investment Co. Pte Ltd. 4.85%, 1/31/20(b)	U.S.$	1,070	1,073,076
Consolidated Energy Finance SA 6.875%, 6/15/25(b)		949	957,747
CSN Resources SA 6.50%, 7/21/20(b)		903	903,000
7.625%, 2/13/23(b)		200	200,447
Elementia SAB de CV 5.50%, 1/15/25(b)		469	457,587
First Quantum Minerals Ltd. 6.875%, 3/01/26(b)		582	539,805
7.00%, 2/15/21(b)		53	53,903
7.25%, 5/15/22(a)(b)		1,144	1,150,270
7.25%, 4/01/23(b)		1,300	1,272,570
7.50%, 4/01/25(b)		261	249,155
Vedanta Resources PLC 6.375%, 7/30/22(b)		793	765,638

			7,623,198

Capital Goods – 0.1%
CIMPOR Financial Operations BV 5.75%, 7/17/24(b)		757	670,891
Odebrecht Finance Ltd. 4.375%, 4/25/25(b)(d)(f)		349	51,336
5.25%, 6/27/29(b)(d)(f)		1,070	158,093
7.125%, 6/26/42(b)(d)(f)		2,665	400,163

			1,280,483

abfunds.com	ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND | 47

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Communications - Telecommunications – 0.4%
Comunicaciones Celulares SA Via Comcel Trust 6.875%, 2/06/24(b)	U.S.$	535	$555,731
Digicel Group One Ltd. 8.25%, 12/30/22(b)		262	159,626
Digicel Group Two Ltd. 8.25%, 9/30/22(b)		285	96,187
9.125% (7.125% Cash and 2.00% PIK), 4/01/24(b)(k)		448	118,288
Digicel Ltd. 6.00%, 4/15/21(b)		1,356	1,129,155
Millicom International Cellular SA 5.125%, 1/15/28(b)		479	458,920
6.25%, 3/25/29(b)		711	721,942
6.625%, 10/15/26(b)		615	646,462
MTN Mauritius Investments Ltd. 6.50%, 10/13/26(b)		780	791,700

			4,678,011

Consumer Cyclical - Other – 0.2%
Servicios Corporativos Javer SAB de CV 9.875%, 4/06/21(b)		491	484,796
Studio City Co., Ltd. 5.875%, 11/30/19(b)		737	741,606
Wynn Macau Ltd. 4.875%, 10/01/24(b)		286	278,781
5.50%, 10/01/27(b)		747	722,779

			2,227,962

Consumer Cyclical - Retailers – 0.1%
K2016470219 South Africa Ltd. 3.00%, 12/31/22(g)(h)		977	7,325
K2016470260 South Africa Ltd. 25.00%, 12/31/22(g)(h)		300	5,994
Prime Bloom Holdings Ltd. 7.50%, 12/19/19(b)		560	526,400

			539,719

Consumer Non-Cyclical – 0.8%
Central American Bottling Corp. 5.75%, 1/31/27(b)		928	951,854
Cosan Ltd. 5.95%, 9/20/24(b)		430	437,839
MARB BondCo PLC 6.875%, 1/19/25(b)		1,430	1,389,083
Marfrig Holdings Europe BV 8.00%, 6/08/23(b)		1,220	1,256,600

48 | ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Minerva Luxembourg SA 5.875%, 1/19/28(b)	U.S.$	200	$185,000
6.50%, 9/20/26(b)		1,098	1,085,576
Natura Cosmeticos SA 5.375%, 2/01/23(b)		817	814,010
Rede D’or Finance SARL 4.95%, 1/17/28(b)		576	543,071
Tonon Luxembourg SA 9.25%, 1/24/20(d)(f)(g)(h)(k)		1,626	35,790
Turkiye Sise ve Cam Fabrikalari AS 6.95%, 3/14/26(b)		1,426	1,374,308
USJ Acucar e Alcool SA 9.875%, 11/09/21(b)		604	423,124
Virgolino de Oliveira Finance SA 10.50%, 1/28/18(d)(g)(h)(i)		4,090	129,686
10.875%, 1/13/20(d)(f)(h)		480	130,350
11.75%, 2/09/22(d)(f)(h)		1,620	40,500

			8,796,791

Energy – 0.5%
Azure Power Energy Ltd. 5.50%, 11/03/22(b)		788	774,899
CHC Group LLC/CHC Finance Ltd. Series AI Zero Coupon, 10/01/20(j)		2,948	1,002,392
Cosan Luxembourg SA 7.00%, 1/20/27(b)		201	211,634
Medco Platinum Road Pte Ltd. 6.75%, 1/30/25(b)		860	833,125
Petrobras Global Finance BV 6.25%, 3/17/24		2,143	2,301,046
ReNew Power Synthetic 6.67%, 3/12/24(b)		666	669,330
YPF SA 16.50%, 5/09/22(b)	ARS	17,395	251,850

			6,044,276

Other Industrial – 0.1%
KOC Holding AS 6.50%, 3/11/25(b)	U.S.$	1,006	970,891

Transportation - Airlines – 0.0%
Guanay Finance Ltd. 6.00%, 12/15/20(b)		260	260,991

Transportation - Services – 0.2%
Rumo Luxembourg SARL 7.375%, 2/09/24(b)		1,678	1,784,889

			34,207,211

abfunds.com	ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND | 49

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Financial Institutions – 0.6%
Banking – 0.3%
Fidelity Bank PLC 10.50%, 10/16/22(b)	U.S.$	1,100	$1,136,930
Turkiye Vakiflar Bankasi TAO 5.75%, 1/30/23(b)		1,146	1,008,595
Yapi ve Kredi Bankasi AS 5.125%, 10/22/19(b)		620	612,272
8.25%, 10/15/24(b)		648	621,950

			3,379,747

Finance – 0.1%
Unifin Financiera SAB de CV SOFOM ENR 7.00%, 1/15/25(b)		575	540,500

Insurance – 0.0%
Ambac LSNI LLC 7.592% (LIBOR 3 Month + 5.00%), 2/12/23(b)(g)(o)		63	63,854

REITS – 0.2%
China Evergrande Group 8.25%, 3/23/22(b)		500	490,128
New Metro Global Ltd. 7.125%, 5/23/21(b)		900	921,655
Scenery Journey Ltd. 11.00%, 11/06/20(b)		500	523,125
Yuzhou Properties Co., Ltd. 7.90%, 5/11/21(b)		668	687,896

			2,622,804

			6,606,905

Utility – 0.2%
Electric – 0.2%
Cemig Geracao e Transmissao SA 9.25%, 12/05/24(b)		958	1,038,232
Genneia SA 8.75%, 1/20/22(b)		753	673,935
Light Servicos de Eletricidade SA/Light Energia SA 7.25%, 5/03/23(b)		769	770,942
Terraform Global Operating LLC 6.125%, 3/01/26(h)		292	285,448

			2,768,557

Total Emerging Markets – Corporate Bonds (cost $54,335,832)			43,582,673

50 | ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

BANK LOANS – 3.7%
Industrial – 3.7%
Basic – 0.0%
Foresight Energy LLC 8.379% (LIBOR 3 Month + 5.75%), 3/28/22(u)	U.S.$	498	$486,123

Capital Goods – 0.5%
Accudyne Industries Borrower S.C.A. / Accudyne Industries, LLC (fka Silver II US Holdings, LLC) 5.499% (LIBOR 1 Month + 3.00%), 8/18/24(u)		673	671,696
Apex Tool Group, LLC 6.249% (LIBOR 1 Month + 3.75%), 2/01/22(u)		2,319	2,247,235
Brookfield WEC Holdings Inc. (fka Westinghouse Electric Company LLC) 6.25% (LIBOR 1 Month + 3.75%), 8/01/25(u)		880	877,548
9.25% (LIBOR 1 Month + 6.75%), 8/03/26(u)		307	306,836
Gardner Denver, Inc. 5.249% (LIBOR 1 Month + 2.75%), 7/30/24(u)		709	708,293
Transdigm Inc. 4.999% (LIBOR 1 Month + 2.50%), 6/09/23(u)		355	346,851
Welbilt, Inc. (fka Manitowoc Foodservice, Inc.) 4.999% (LIBOR 1 Month + 2.50%), 10/23/25(g)(u)		110	107,888

			5,266,347

Communications - Telecommunications – 0.1%
Intelsat Jackson Holdings S.A. 6.63%, 1/02/24		115	115,102
6.99% (LIBOR 1 Month + 4.50%), 1/02/24		69	68,802
West Corporation 6.629% (LIBOR 3 Month + 4.00%), 10/10/24(u)		1,119	1,047,481

			1,231,385

abfunds.com	ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND | 51

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Consumer Cyclical - Automotive – 0.0%
Navistar, Inc. 6.00% (LIBOR 1 Month + 3.50%), 11/06/24(u)	U.S.$	351	$349,626
Panther BF Aggregator 2 LP 3/18/26(g)(v)		159	157,483

			507,109

Consumer Cyclical - Entertainment – 0.1%
Seaworld Parks & Entertainment, Inc. (fka SW Acquisitions Co., Inc.) 5.499% (LIBOR 1 Month + 3.00%, 4/01/24(u)		969	958,379

Consumer Cyclical - Other – 0.2%
Caesars Resort Collection, LLC (fka Caesars Growth Properties Holdings, LLC) 5.249% (LIBOR 1 Month + 2.75%), 12/23/24(u)		1,412	1,392,033
Scientific Games International, Inc. 5.25% (LIBOR 1 Month + 2.75%), 8/14/24(u)		169	164,884
5.33% (LIBOR 2 Month + 2.75%), 1/01/00(u)		706	686,909
Stars Group Holdings B.V. 6.101% (LIBOR 3 Month + 3.50%), 7/10/25(u)		300	299,534

			2,543,360

Consumer Cyclical - Restaurants – 0.0%
IRB Holding Corp. (fka Arby’s / Buffalo Wild Wings) 5.739% (LIBOR 1 Month + 3.25%), 2/05/25(u)		249	242,646

Consumer Cyclical - Retailers – 0.2%
Serta Simmons Bedding, LLC 10.489% (LIBOR 1 Month + 8.00%), 11/08/24(u)		2,195	1,080,968
Specialty Building Products Holdings, LLC 8.249% (LIBOR 1 Month + 5.75%), 10/01/25(g)(u)		1,188	1,157,235

			2,238,203

52 | ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Consumer Non-Cyclical – 1.2%
Acadia Healthcare Company, Inc. 4.999% (LIBOR 1 Month + 2.50%), 2/16/23(u)	U.S.$	458	$453,220
Air Medical Group Holdings, Inc. 5.74% (LIBOR 1 Month + 3.25%), 4/28/22(u)		1,210	1,137,840
6.74% (LIBOR 1 Month + 4.25%), 3/14/25(u)		924	867,207
Alphabet Holding Company, Inc. (fka Nature’s Bounty) 10.249% (LIBOR 1 Month + 7.75%), 9/26/25(u)		2,066	1,671,237
Arbor Pharmaceuticals, LLC 7.601% (LIBOR 3 Month + 5.00%), 7/05/23(g)(u)		1,166	1,016,899
athenahealth, Inc. 7.197% (LIBOR 3 Month + 4.50%), 2/11/26(u)		2,463	2,425,786
BI-LO, LLC 10.61% (LIBOR 3 Month + 8.00%), 5/31/24(u)		1,189	1,146,352
10.74% (LIBOR 3 Month + 8.00%), 5/31/24(u)		1,246	1,201,745
10.78% (LIBOR 3 Month + 8.00%), 5/31/24(u)		1,246	1,201,745
Mallinckrodt International Finance S.A. 5.351% (LIBOR 3 Month + 2.75%), 9/24/24(u)		949	880,532
Owens & Minor, Inc. 7.002% (LIBOR 1 Month + 4.50%), 4/30/25(u)		741	555,494
Regionalcare Hospital Partners Holdings, Inc. 6.982% (LIBOR 1 Month + 4.50%), 11/16/25(u)		1,041	1,028,862
Vizient, Inc. 5.249% (LIBOR 1 Month + 2.75%), 2/13/23(u)		158	157,132

			13,744,051

Energy – 0.4%
California Resources Corporation 12.871% (LIBOR 1 Month + 10.38%), 12/31/21(u)		2,088	2,198,722

abfunds.com	ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND | 53

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Triton Solar US Acquisition Co. 8.499% (LIBOR 1 Month + 6.00%), 10/29/24(g)(u)	U.S.$	2,360	$2,173,751

			4,372,473

Other Industrial – 0.2%
American Tire Distributors, Inc. 8.66% (LIBOR 3 Month + 6.00%), 9/01/23(c)(g)(u)		221	216,921
10.13% (LIBOR 3 Month + 7.50%), 9/02/24(c)(u)		723	643,392
HD Supply Waterworks, LTD. 5.626% (LIBOR 3 Month + 3.00%), 8/01/24(u)		199	197,023
Travelport Finance (Luxembourg) SARL 5.184% (LIBOR 3 Month + 2.50%), 3/17/25(u)		888	887,255

			1,944,591

Services – 0.4%
Financial & Risk US Holdings, Inc. (fka Refinitiv) 6.249% (LIBOR 1 Month + 3.75%), 10/01/25(u)		389	377,424
Pi Lux Finco SARL 9.743% (LIBOR 1 Month + 7.25%), 1/01/26(g)(u)		3,100	3,014,750
Verscend Holding Corp. 6.999% (LIBOR 1 Month + 4.50%), 8/27/25(g)(u)		771	764,169

			4,156,343

Technology – 0.4%
Boxer Parent Company Inc. (fka BMC Software, Inc.) 6.851% (LIBOR 3 Month + 4.25%), 10/02/25(u)		998	975,725
Solera, LLC (Solera Finance, Inc.) 5.249% (LIBOR 1 Month + 2.75%), 3/03/23(u)		2,556	2,532,001
Veritas US Inc. 7.00% (LIBOR 1 Month + 4.50%), 1/27/23(u)		466	430,176
7.10% (LIBOR 3 Month + 4.50%), 1/27/23(u)		131	120,645

			4,058,547

Total Bank Loans (cost $43,833,183)			41,749,557

54 | ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

COMMERCIAL MORTGAGE-BACKED SECURITIES – 2.0%
Non-Agency Fixed Rate CMBS – 1.9%
225 Liberty Street Trust Series 2016-225L, Class E 4.649%, 2/10/36(b)(g)	U.S.$	974	$997,448
CGBAM Commercial Mortgage Trust Series 2015-SMRT, Class F 3.786%, 4/10/28(b)(g)		270	272,108
Citigroup Commercial Mortgage Trust Series 2013-GC11, Class XA 1.397%, 4/10/46(t)		1,433	66,664
Series 2013-GC17, Class D 5.112%, 11/10/46(b)(g)		902	906,180
Series 2014-GC23, Class D 4.50%, 7/10/47(b)(g)		856	803,868
Commercial Mortgage Trust Series 2012-CR1, Class XA 1.866%, 5/15/45(t)		1,758	85,167
Series 2012-CR3, Class XA 1.869%, 10/15/45(t)		7,746	420,548
Series 2012-CR5, Class XA 1.546%, 12/10/45(t)		1,864	88,014
Series 2013-LC6, Class D 4.264%, 1/10/46(b)(g)		3,916	3,928,360
Series 2014-CR15, Class XA 1.039%, 2/10/47(t)		1,722	62,534
Series 2014-CR20, Class XA 1.115%, 11/10/47(t)		11,128	480,367
GS Mortgage Securities Corp. II Series 2013-GC10, Class XA 1.516%, 2/10/46(t)		853	41,366
GS Mortgage Securities Trust Series 2012-GC6, Class D 5.653%, 1/10/45(b)(g)		1,765	1,786,590
Series 2012-GCJ9, Class D 4.747%, 11/10/45(b)(g)		700	700,919
JPMBB Commercial Mortgage Securities Trust Series 2015-C32, Class C 4.672%, 11/15/48(g)		825	847,687
Morgan Stanley Bank of America Merrill Lynch Trust Series 2012-C6, Class XA 1.62%, 11/15/45(b)(t)		6,189	285,021

abfunds.com	ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND | 55

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

UBS-Barclays Commercial Mortgage Trust Series 2012-C4, Class XA 1.637%, 12/10/45(b)(t)	U.S.$	827	$39,212
WF-RBS Commercial Mortgage Trust Series 2011-C4, Class D 5.232%, 6/15/44(b)(g)		1,022	1,020,552
Series 2012-C10, Class XA 1.562%, 12/15/45(b)(t)		3,212	153,500
Series 2012-C6, Class D 5.583%, 4/15/45(b)(g)		2,450	2,534,738
Series 2012-C7, Class XA 1.387%, 6/15/45(b)(t)		1,360	46,012
Series 2012-C8, Class E 4.893%, 8/15/45(b)(g)		3,766	3,707,706
Series 2014-C25, Class D 3.803%, 11/15/47(b)(g)		1,807	1,604,135

			20,878,696

Non-Agency Floating Rate CMBS – 0.1%
CLNS Trust Series 2017-IKPR, Class F 6.993% (LIBOR 1 Month + 4.50%), 6/11/32(b)(g)(o)		956	959,566
DBWF Mortgage Trust Series 2018-GLKS, Class E 5.50% (LIBOR 1 Month + 3.02%), 11/19/35(b)(g)(o)		838	840,228

			1,799,794

Total Commercial Mortgage-Backed Securities (cost $21,913,852)			22,678,490

		Shares
COMMON STOCKS – 1.8%
Energy – 1.0%
Energy Equipment & Services – 0.5%
Tervita Corp.(d)		1,170,571	5,273,197

Oil, Gas & Consumable Fuels – 0.5%
Berry Petroleum Corp.		172,644	1,992,312
CHC Group LLC(d)(j)		51,655	5,165
Golden Energy Offshore Services AS(c)(d)		916,212	679,860
K201640219 (South Africa) Ltd. A Shares(c)(d)(e)(g)		12,695,187	13

56 | ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

K201640219 (South Africa) Ltd. B Shares(c)(d)(e)(g)	2,009,762	$2
Paragon Offshore Ltd. – Class A(c)(g)	11,814	9,605
Paragon Offshore Ltd. – Class B(c)(d)(g)	17,721	633,526
Peabody Energy Corp.	12,408	351,519
Roan Resources, Inc.(d)	674	4,118
Vantage Drilling International(c)(d)(g)	6,103	1,547,110

		5,223,230

		10,496,427

Financials – 0.3%
Consumer Finance – 0.0%
Paysafe Group Ltd.(c)(d)(e)(g)	3,960	312,285

Insurance – 0.3%
Mt. Logan Re Ltd. (Preference Shares)(d)(g)(j)	2,953	2,843,579

		3,155,864

Consumer Discretionary – 0.2%
Auto Components – 0.1%
ATD New Holdings, Inc.(c)(g)	20,185	494,533
Exide Technologies(d)(e)(g)(j)	74,438	– 0	–

		494,533

Automobiles – 0.1%
Liberty Tire Recycling LLC(c)(d)(e)(g)	7,822	1,026,039

Diversified Consumer Services – 0.0%
Laureate Education, Inc. – Class A(d)	31,492	471,435

Hotels, Restaurants & Leisure – 0.0%
Caesars Entertainment Corp.(d)	25,004	217,285

Internet & Direct Marketing Retail – 0.0%
Travelport Worldwide Ltd.	12,740	200,400

		2,409,692

Consumer Staples – 0.1%
Food & Staples Retailing – 0.1%
Southeastern Grocers, Inc. Npv(c)(e)(g)	38,084	1,371,024

Information Technology – 0.1%
IT Services – 0.0%
Goodman Networks, Inc.(c)(d)(e)(g)	41,792	– 0	–

abfunds.com	ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND | 57

PORTFOLIO OF INVESTMENTS (continued)

Company		Shares	U.S. $ Value

Software – 0.1%
Avaya Holdings Corp.(d)		72,599	$1,221,841

Materials – 0.1%
Metals & Mining – 0.1%
BIS Industries Holdings Ltd.(c)(d)(e)(g)		838,296	29,340
Constellium NV – Class A(d)		81,732	652,222
Neenah Enterprises, Inc.(c)(d)(e)(g)		58,200	146,664

			828,226

Industrials – 0.0%
Building Products – 0.0%
New Cotai LLC/New Cotai Capital Corp.(c)(d)(e)(g)		3	– 0	–

Construction & Engineering – 0.0%
Willscot Corp.		18,809	208,592

Total Common Stocks (cost $27,856,807)			19,691,666

		Principal Amount (000)
ASSET-BACKED SECURITIES – 1.2%
Other ABS - Fixed Rate – 0.8%
Atlas Ltd. Series 2014-1, Class B 6.875%, 1/15/21(c)(e)(g)	U.S.$	952	842,528
Consumer Loan Underlying Bond Certificate Issuer Trust I Series 2018-7, Class PT 8.65%, 6/15/43(b)(g)		1,001	1,006,623
Consumer Loan Underlying Bond Club Certificate Issuer Trust I Series 2018-12, Class PT 13.98%, 6/15/43(b)(g)		608	612,129
Series 2018-4, Class PT 8.46%, 5/15/43(g)(h)		891	900,352
Consumer Loan Underlying Bond Credit Trust Series 2018-3, Class PT 8.55%, 3/16/43(g)(h)		213	215,482
Marlette Funding Trust Series 2018-3A, Class C 4.63%, 9/15/28(b)(g)		1,350	1,374,354

58 | ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

SoFi Consumer Loan Program LLC Series 2016-1, Class R Zero Coupon%, 8/25/25(e)(g)(h)	U.S.$	2,047	$558,700
Series 2017-3, Class R Zero Coupon%, 5/25/26(e)(g)(h)		10	520,000
Series 2017-5, Class R1 Zero Coupon%, 9/25/26(e)(g)(h)		12	650,416
SoFi Consumer Loan Program Trust Series 2018-1, Class R1 Zero Coupon, 2/25/27(e)(g)(h)		16	1,196,608
Taco Bell Funding LLC Series 2016-1A, Class A23 4.97%, 5/25/46(b)(g)		787	823,023

			8,700,215

Home Equity Loans - Fixed Rate – 0.3%
CSAB Mortgage-Backed Trust Series 2006-2, Class A6A 5.72%, 9/25/36(g)		698	379,579
CWABS Asset-Backed Certificates Trust Series 2005-7, Class AF5W 5.054%, 10/25/35(g)		895	887,549
GSAA Home Equity Trust Series 2005-12, Class AF5 5.659%, 9/25/35(g)		1,119	958,491
Series 2006-6, Class AF4 6.121%, 3/25/36(g)		1,568	761,844
Series 2006-6, Class AF5 6.241%, 3/25/36(g)		581	282,221
Series 2006-10, Class AF3 5.985%, 6/25/36(g)		1,111	506,673

			3,776,357

Autos - Fixed Rate – 0.1%
CPS Auto Trust Series 2018-C, Class D 4.40%, 6/17/24(b)		1,050	1,068,078

Home Equity Loans - Floating Rate – 0.0%
Lehman XS Trust Series 2007-6, Class 3A5 4.734%, 5/25/37(g)		141	138,411

Total Asset-Backed Securities (cost $16,249,772)			13,683,061

abfunds.com	ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND | 59

PORTFOLIO OF INVESTMENTS (continued)

Company		Shares	U.S. $ Value

INVESTMENT COMPANIES – 0.5%
Funds and Investment Trusts – 0.5%
iShares JP Morgan USD Emerging Markets Bond ETF(w) (cost $5,351,457)		49,000	$5,392,940

		Principal Amount (000)
LOCAL GOVERNMENTS – US MUNICIPAL BONDS – 0.5%
United States – 0.5%
California – 0.3%
State of California Series 2010 7.60%, 11/01/40	U.S.$	750	1,164,368
7.95%, 3/01/36		1,915	2,006,403

			3,170,771

Illinois – 0.2%
State of Illinois Series 2010 7.35%, 7/01/35		1,915	2,175,880

Total Local Governments – US Municipal Bonds (cost $4,596,875)			5,346,651

QUASI-SOVEREIGNS – 0.4%
Quasi-Sovereign Bonds – 0.4%
Bahrain – 0.2%
Oil and Gas Holding Co. BSCC (The) 7.625%, 11/07/24(b)		469	512,019
8.375%, 11/07/28(b)		1,346	1,503,987

			2,016,006

Indonesia – 0.0%
Indonesia Asahan Aluminium Persero PT 5.71%, 11/15/23(b)		224	241,778

Kazakhstan – 0.1%
KazMunayGas National Co. JSC 5.375%, 4/24/30(b)		660	692,873
6.375%, 10/24/48(b)		396	433,489

			1,126,362

Mexico – 0.1%
Petroleos Mexicanos 6.50%, 1/23/29		318	313,516

60 | ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Turkey – 0.0%
TC Ziraat Bankasi AS 4.25%, 7/03/19(b)	U.S.$	314	$311,284

Total Quasi-Sovereigns (cost $3,800,331)			4,008,946

GOVERNMENTS – SOVEREIGN BONDS – 0.3%
United Arab Emirates – 0.3%
Emirate of Dubai Government International Bonds 7.75%, 10/05/20(b) (cost $3,317,855)		3,310	3,521,013

		Shares
PREFERRED STOCKS – 0.3%
Financial Institutions – 0.3%
Banking – 0.2%
GMAC Capital Trust I Series 2 8.469%		16,325	425,103
Paysafe Holdings UK Ltd. 0.00%(c)(d)(e)(g)(k)		1,134,441	1,134,441

			1,559,544

Insurance – 0.1%
Hartford Financial Services Group, Inc. (The) 7.875%		45,050	1,278,969

REITS – 0.0%
Hersha Hospitality Trust Series C 6.875%		15,950	385,831

			3,224,344

Utility – 0.0%
Electric – 0.0%
SCE Trust III Series H 5.75%		11,025	263,498

Industrial – 0.0%
Technology – 0.0%
Goodman Networks, Inc. 0.00%(c)(d)(e)(g)		49,723	– 0	–

Total Preferred Stocks (cost $3,370,127)			3,487,842

abfunds.com	ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND | 61

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

INFLATION-LINKED SECURITIES – 0.3%
Colombia – 0.3%
Fideicomiso PA Concesion Ruta al Mar 6.75%, 2/15/44(b)	COP	1,437,090	$433,873
Fideicomiso PA Costera 6.25%, 1/15/34(b)		1,230,800	394,838
Fideicomiso PA Pacifico Tres 7.00%, 1/15/35(h)		6,642,880	2,212,467

Total Inflation-Linked Securities (cost $2,822,300)			3,041,178

LOCAL GOVERNMENTS – REGIONAL BONDS – 0.2%
Argentina – 0.2%
Provincia de Buenos Aires/Argentina 5.75%, 6/15/19(b)	U.S.$	1,010	996,113
7.875%, 6/15/27(b)		843	614,610
50.198% (BADLAR + 3.83%), 5/31/22(o)	ARS	26,500	553,005
Provincia de Cordoba 7.45%, 9/01/24(b)	U.S.$	313	251,763

Total Local Governments – Regional Bonds (cost $3,651,622)			2,415,491

COLLATERALIZED LOAN OBLIGATIONS – 0.1%
CLO - Floating Rate – 0.1%
Dryden CLO Ltd. Series 2018-57A, Class E 7.884% (LIBOR 3 Month + 5.20%), 5/15/31(b)(g)(o)		275	251,209
Dryden Senior Loan Fund Series 2017-49A, Class E 9.08% (LIBOR 3 Month + 6.30%), 7/18/30(b)(g)(o)		417	407,615
OZLM Ltd. Series 2018-22A, Class D 8.073% (LIBOR 3 Month + 5.30%), 1/17/31(b)(g)(o)		349	321,958

Total Collateralized Loan Obligations (cost $1,037,373)			980,782

62 | ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

			Principal Amount (000)	U.S. $ Value

WHOLE LOAN TRUSTS – 0.0%
Performing Asset – 0.0%
Sheridan Auto Loan Holdings I LLC 10.00%, 12/31/20-9/30/21(c)(e)(g) (cost $1,176,619)	U.S.$		1,177	$339,307

			Shares
WARRANTS – 0.0%
Avaya Holdings Corp., expiring 12/15/22(d)			53,489	133,722
Encore Automotive Acceptance, expiring 7/05/31(c)(d)(e)(g)			8	– 0	–
Flexpath Capital, Inc., expiring 4/15/31(c)(d)(e)(g)			10,974	– 0	–
Liberty Tire Recycling LLC, expiring 6/26/19(c)(d)(e)(g)			392	2,206
Midstates Petroleum Co., Inc., expiring 4/21/20(c)(d)			39,269	5,890
SandRidge Energy, Inc., A-CW22, expiring 10/03/22(d)			46,951	939
SandRidge Energy, Inc., B-CW22, expiring 10/03/22(d)			19,772	1,582
Willscot Corp., expiring 11/29/22(c)(d)(e)(g)			29,123	57,955

Total Warrants (cost $640,558)				202,294

			Notional Amount
OPTIONS PURCHASED – PUTS – 0.0%
Options on Forward Contracts – 0.0%
AUD/USD Expiration: Jun 2019; Contracts: 28,100,000; Exercise Price: AUD 1.45; Counterparty: Morgan Stanley Capital Services LLC(d)		AUD	28,100,000	123,884

Options on Indices – 0.0%
CBOE S&P 500 Index Expiration: Apr 2019; Contracts: 72; Exercise Price: USD 2,745.00; Counterparty: Morgan Stanley & Co. LLC(d)		USD	19,764,000	11,160

abfunds.com	ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND | 63

PORTFOLIO OF INVESTMENTS (continued)

		Notional Amount		U.S. $ Value

S&P 500 Index Expiration: Apr 2019; Contracts: 52; Exercise Price: USD 2,745.00; Counterparty: Morgan Stanley & Co. LLC(d)	USD	14,274,000		$46,280

				57,440

Total Options Purchased – Puts (premiums paid $439,914)				181,324

		Shares
RIGHTS – 0.0%
Vistra Energy Corp., expiring 12/31/49(d)(g) (cost $0)		10,721		7,698

SHORT-TERM INVESTMENTS – 5.0%
Investment Companies – 4.7%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 2.38%(w)(x)(y) (cost $52,077,904)		52,077,904		52,077,904

		Principal Amount (000)
Time Deposits – 0.3%
Barclays, London 1.78%, 4/01/19	U.S.$	2,631		2,630,531
BBH, Grand Cayman 0.37%, 4/01/19	GBP	324		421,690
0.40%, 4/01/19	NOK	0	**	1
0.80%, 4/01/19	CAD	0	**	1
0.90%, 4/01/19	SGD	0	**	17
1.42%, 4/01/19	HKD	0	**	12
BNP Paribas, Paris (0.57)%, 4/01/19	EUR	82		92,129

Total Time Deposits (cost $3,149,494)				3,144,381

Total Short-Term Investments (cost $55,227,398)				55,222,285

Total Investments – 101.5% (cost $1,167,295,864)				1,133,215,027
Other assets less liabilities – (1.5)%				(16,245,188)

Net Assets – 100.0%				$1,116,969,839

64 | ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

FUTURES (see Note C)

Description	Number of Contracts	Expiration Month	Current Notional	Value and Unrealized Appreciation/ (Depreciation)
Purchased Contracts
Euro Buxl 30 Yr Bond Futures	35	June 2019	$5,237,969	$120,064
Euro-Schatz Futures	148	June 2019	19,651,624	422,030
U.S. T-Note 2 Yr (CBT) Futures	252	June 2019	53,699,625	224,468
U.S. T-Note 10 Yr (CBT) Futures	424	June 2019	52,668,750	704,594

Sold Contracts
U.S. T-Note 5 Yr (CBT) Futures	482	June 2019	55,829,156	(587,438)

				$883,718

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note C)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Australia and New Zealand Banking Group Ltd.	AUD	15,650	USD	10,987	4/23/19	$(130,538)
Bank of America, NA	ZAR	13,263	USD	908	4/17/19	(9,066)
Bank of America, NA	EUR	5,995	USD	6,855	4/10/19	125,381
Barclays Bank PLC	BRL	87,451	USD	23,378	4/02/19	1,042,913
Barclays Bank PLC	ILS	40,106	USD	10,965	4/16/19	(85,748)
Barclays Bank PLC	AUD	6,575	USD	4,669	6/28/19	(7,885)
Barclays Bank PLC	EUR	1,317	USD	1,525	4/10/19	46,920
Barclays Bank PLC	TWD	1,113	USD	36	6/10/19	(52)
Barclays Bank PLC	USD	626	GBP	469	4/09/19	(14,097)
Barclays Bank PLC	USD	22,461	BRL	87,451	4/02/19	(125,886)
BNP Paribas SA	MXN	69,596	USD	3,612	6/13/19	68,602
BNP Paribas SA	CAD	23,399	USD	17,558	5/09/19	31,733
BNP Paribas SA	CAD	7,048	USD	5,262	5/09/19	(17,229)
BNP Paribas SA	EUR	2,849	USD	3,214	4/10/19	15,506
BNP Paribas SA	USD	1,816	CAD	2,420	5/09/19	(3,282)
BNP Paribas SA	USD	20,751	EUR	18,316	4/10/19	(191,923)
BNP Paribas SA	USD	13,872	JPY	1,535,163	4/11/19	(10,435)
Brown Brothers Harriman & Co.	ZAR	27,269	USD	1,974	4/17/19	87,931
Brown Brothers Harriman & Co.	NOK	12,984	USD	1,524	4/12/19	18,135
Brown Brothers Harriman & Co.	ZAR	5,226	USD	360	4/17/19	(1,520)
Brown Brothers Harriman & Co.	EUR	1,024	USD	1,164	4/10/19	14,471
Brown Brothers Harriman & Co.	USD	575	GBP	437	4/09/19	(5,186)
Brown Brothers Harriman & Co.	USD	5,189	EUR	4,592	4/10/19	(34,950)
Brown Brothers Harriman & Co.	USD	3,509	CHF	3,512	6/13/19	41,920
Citibank, NA	IDR	169,486,779	USD	11,842	5/09/19	16,579

abfunds.com	ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND | 65

PORTFOLIO OF INVESTMENTS (continued)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Citibank, NA	IDR	13,970,832	USD	969	5/09/19	$(5,968)
Citibank, NA	KRW	12,409,043	USD	10,925	5/16/19	3,160
Citibank, NA	RUB	349,152	USD	5,262	5/16/19	(23,295)
Citibank, NA	BRL	106,077	USD	27,336	5/03/19	297,385
Citibank, NA	MXN	41,147	USD	2,142	6/13/19	47,103
Citibank, NA	SEK	26,345	USD	2,856	4/12/19	19,797
Citibank, NA	BRL	124,437	USD	31,961	4/02/19	179,059
Citibank, NA	CNH	13,346	USD	1,987	6/12/19	2,303
Citibank, NA	EUR	6,651	USD	7,561	4/10/19	94,672
Citibank, NA	GBP	563	USD	744	4/09/19	9,501
Citibank, NA	USD	448	BRL	1,739	5/03/19	(4,874)
Citibank, NA	USD	2,930	SEK	26,212	4/12/19	(108,258)
Citibank, NA	USD	32,100	BRL	124,437	4/02/19	(318,691)
Citibank, NA	USD	10,942	CNH	73,490	6/12/19	(12,684)
Citibank, NA	USD	5,670	MXN	108,908	6/13/19	(124,674)
Citibank, NA	USD	5,681	INR	398,576	7/16/19	(16,562)
Credit Suisse International	MXN	55,152	USD	2,823	6/13/19	14,485
Credit Suisse International	NOK	56,796	USD	6,638	4/12/19	50,168
Credit Suisse International	EUR	12,608	USD	14,198	4/10/19	44,739
Credit Suisse International	GBP	4,434	USD	5,838	4/09/19	60,378
Credit Suisse International	NZD	3,181	AUD	3,036	7/29/19	(10,718)
Credit Suisse International	TRY	1,667	EUR	265	5/03/19	9,576
Credit Suisse International	EUR	878	TRY	5,526	5/03/19	(30,885)
Credit Suisse International	EUR	1,009	ZAR	15,888	6/04/19	(45,872)
Credit Suisse International	USD	3,699	MXN	70,507	6/13/19	(109,182)
Deutsche Bank AG	IDR	29,310,927	USD	2,040	5/09/19	(4,598)
Deutsche Bank AG	ZAR	26,233	USD	1,804	4/17/19	(10,760)
Deutsche Bank AG	AUD	3,036	NZD	3,180	7/29/19	10,616
Goldman Sachs Bank USA	ZAR	106,042	USD	7,334	4/17/19	(2,069)
Goldman Sachs Bank USA	ZAR	18,438	USD	1,278	4/17/19	2,533
Goldman Sachs Bank USA	BRL	13,020	USD	3,275	5/03/19	(43,387)
Goldman Sachs Bank USA	TRY	3,857	EUR	613	5/03/19	21,564
Goldman Sachs Bank USA	USD	5,443	PLN	20,416	4/08/19	(124,178)
Goldman Sachs Bank USA	USD	10,350	NOK	88,041	4/12/19	(138,665)
HSBC Bank USA	COP	32,899,505	USD	10,388	5/23/19	98,161
HSBC Bank USA	JPY	1,657,828	USD	15,021	4/11/19	51,760

66 | ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
HSBC Bank USA	BRL	32,228	USD	8,113	5/03/19	$(101,376)
HSBC Bank USA	USD	1,137	JPY	125,496	4/11/19	(3,918)
HSBC Bank USA	USD	21,854	KRW	24,466,021	5/16/19	(320,034)
JPMorgan Chase Bank, NA	KRW	5,706,615	USD	5,094	5/16/19	71,644
JPMorgan Chase Bank, NA	ZAR	15,888	EUR	1,009	6/04/19	45,874
JPMorgan Chase Bank, NA	ZAR	13,768	USD	936	4/17/19	(16,179)
JPMorgan Chase Bank, NA	CHF	12,127	USD	12,117	6/13/19	(146,591)
JPMorgan Chase Bank, NA	USD	5,486	PLN	20,572	4/08/19	(127,217)
Morgan Stanley Capital Services LLC	NZD	17,849	USD	12,265	4/26/19	104,661
Morgan Stanley Capital Services LLC	BRL	24,198	USD	6,222	4/02/19	41,906
Morgan Stanley Capital Services LLC	BRL	17,340	USD	4,481	5/03/19	61,440
Morgan Stanley Capital Services LLC	EUR	1,150	USD	1,316	4/10/19	25,214
Morgan Stanley Capital Services LLC	USD	1,196	NZD	1,741	4/26/19	(10,206)
Morgan Stanley Capital Services LLC	USD	4,488	EUR	3,889	4/10/19	(122,841)
Morgan Stanley Capital Services LLC	USD	6,279	BRL	24,198	4/02/19	(98,619)
Morgan Stanley Capital Services LLC	USD	9,452	AUD	12,800	6/28/19	(348,174)
Royal Bank of Scotland PLC	AUD	2,222	USD	1,582	4/23/19	3,579
Royal Bank of Scotland PLC	EUR	1,213	USD	1,381	4/10/19	19,639
Royal Bank of Scotland PLC	USD	1,675	EUR	1,454	4/10/19	(43,372)
Royal Bank of Scotland PLC	USD	7,701	AUD	10,817	4/23/19	(17,427)
Standard Chartered Bank	IDR	66,698,299	USD	4,661	5/09/19	7,381
Standard Chartered Bank	USD	11,069	INR	782,287	7/16/19	47,950
Standard Chartered Bank	USD	8,401	KRW	9,382,754	5/16/19	(143,130)
UBS AG	KRW	9,421,248	USD	8,294	5/16/19	1,637
UBS AG	EUR	49,515	USD	57,219	4/10/19	1,638,322
UBS AG	USD	5,576	NZD	8,184	4/26/19	(898)
UBS AG	USD	10,898	EUR	9,518	4/10/19	(213,168)

						$1,110,031

abfunds.com	ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND | 67

PORTFOLIO OF INVESTMENTS (continued)

CURRENCY OPTIONS WRITTEN (see Note C)

Description/ Counterparty	Exercise Price		Expiration Month	Contracts	Notional Amount (000)		Premiums Received	U.S. $ Value
Call
AUD vs. USD/ Morgan Stanley Capital Services LLC(z)	AUD	0.780	06/2019	28,100,000	AUD	28,100	$291,731	$(5,846)
NZD vs. AUD/ Deutsche Bank AG(z)	NZD	1.010	07/2019	15,523,700	NZD	15,524	51,070	(33,533)
Put
AUD vs. USD/ Barclays Bank PLC(z)	AUD	0.690	06/2019	28,100,000	AUD	28,100	152,012	(123,884)
CNH vs. USD/ BNP Paribas SA(z)	CNH	7.000	04/2019	77,455,000	CNH	77,455	37,366	(1,233)
NZD vs. CAD/ JPMorgan Chase Bank, NA(z)	NZD	0.860	07/2019	16,205,000	NZD	16,205	73,449	(27,457)
SGD vs. CHF/ UBS AG(z)	SGD	1.550	06/2019	7,750,000	SGD	7,750	23,428	(3,054)
TRY vs. EUR/ Goldman Sachs Bank USA(z)	TRY	6.830	05/2019	30,003,894	TRY	30,004	56,096	(124,837)
ZAR vs. EUR/ JPMorgan Chase Bank, NA(z)	ZAR	16.650	05/2019	81,585,000	ZAR	81,585	82,137	(111,662)

							$767,289	$(431,506)

PUT OPTIONS WRITTEN (see Note C)

Description	Counterparty	Contracts	Exercise Price		Expiration Month	Notional (000)		Premiums Received	U.S. $ Value
CBOE S&P 500 Index(aa)	Morgan Stanley & Co. LLC	72	USD	2,695.00	April 2019	USD	19,404	$29,301	$(2,700)
S&P 500 Index(aa)	Morgan Stanley & Co. LLC	52	USD	2,695.00	April 2019	USD	14,014	43,522	(23,660)

								$72,823	$(26,360)

68 | ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

CENTRALLY CLEARED CREDIT DEFAULT SWAPS (see Note C)

Description	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at March 31, 2019	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Buy Contracts
Argentine Republic Government Bond, 7.5%, 4/22/26, 6/20/24*	(5.00)%	Quarterly	7.82%	USD	3,065	$328,993	$262,180	$66,813
CDX-NAHY Series 28, 5 Year Index, 6/20/22*	(5.00)	Quarterly	2.71	USD	13,146	(913,175)	(727,187)	(185,988)
CDX-NAHY Series 29, 5 Year Index, 12/20/22*	(5.00)	Quarterly	2.95	USD	39,788	(2,791,627)	(2,287,122)	(504,505)
CDX-NAHY Series 30, 5 Year Index, 6/20/23*	(5.00)	Quarterly	3.12	USD	17,346	(1,244,019)	(983,260)	(260,759)
iTraxx Europe Crossover Series 21, 5 Year Index, 6/20/19*	(5.00)	Quarterly	0.21	EUR	3	(38)	(31)	(7)
iTraxx Europe Crossover Series 27, 5 Year Index, 6/20/22*	(5.00)	Quarterly	2.25	EUR	13,083	(1,267,250)	(1,400,719)	133,469
Republic of Turkey, 11.875%, 01/15/30, 6/20/24*	(1.00)	Quarterly	4.24	USD	571	80,414	70,103	10,311
Republic of Turkey, 11.875%, 01/15/30, 6/20/24*	(1.00)	Quarterly	4.24	USD	571	80,414	70,216	10,198

abfunds.com	ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND | 69

PORTFOLIO OF INVESTMENTS (continued)

Description	Fixed Rate (Pay) Receive		Payment Frequency	Implied Credit Spread at March 31, 2019	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Republic of Turkey, 11.875%, 01/15/30, 6/20/24*	(1.00	) %	Quarterly	4.24%	USD	343	$48,305	$42,179	$6,126
Republic of Turkey, 11.875%, 01/15/30, 6/20/24*	(1.00)		Quarterly	4.24	USD	146	20,561	17,925	2,636
Republic of Turkey, 11.875%, 01/15/30, 6/20/24*	(1.00)		Quarterly	4.24	USD	146	20,561	17,954	2,607
Republic of Turkey, 11.875%, 01/15/30, 6/20/24*	(1.00)		Quarterly	4.24	USD	88	12,393	10,821	1,572

Sale Contracts
Brazilian Government International Bond, 4.250%, 1/07/25, 6/20/24*	1.00		Quarterly	1.75	USD	3,333	(118,333)	(108,933)	(9,400)
CDX-NAHY Series 28, 5 Year Index, 6/20/22*	5.00		Quarterly	2.71	USD	5	337	291	46
CDX-NAHY Series 28, 5 Year Index, 6/20/22*	5.00		Quarterly	2.71	USD	13,146	913,175	788,663	124,512
CDX-NAHY Series 29, 5 Year Index, 12/20/22*	5.00		Quarterly	2.95	USD	39,788	2,791,627	2,319,004	472,623

70 | ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Description	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at March 31, 2019	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
CDX-NAHY Series 30, 5 Year Index, 6/20/23*	5.00%	Quarterly	3.12%	USD	17,346	$1,244,019	$793,548	$450,471
CDX-NAHY Series 31, 5 Year Index, 12/20/23*	5.00	Quarterly	3.36	USD	65,098	4,451,772	2,452,414	1,999,358
CDX-NAHY Series 32, 5 Year Index, 12/20/24*	5.00	Quarterly	3.49	USD	25,677	1,752,849	1,508,699	244,150
iTraxx Europe Crossover Series 27, 5 Year Index, 6/20/22*	5.00	Quarterly	2.25	EUR	13,082	1,267,155	1,443,489	(176,334)
iTraxx Europe Crossover Series 30, 5 Year Index, 12/20/23*	5.00	Quarterly	2.74	EUR	6,861	760,724	681,025	79,699
iTraxx Europe Crossover Series 31, 5 Year Index, 6/20/24*	5.00	Quarterly	2.69	EUR	34,620	4,292,608	4,071,683	220,925
Republic of Turkey, 11.875%, 01/15/30, 6/20/24*	1.00	Quarterly	4.24	USD	12,536	(1,765,439)	(1,341,449)	(423,990)
South Africa Government International Bond, 5.500%, 3/09/20, 6/20/24*	1.00	Quarterly	1.98	USD	2,640	(122,173)	(110,772)	(11,401)

						$9,843,853	$7,590,721	$2,253,132

*	Termination date

abfunds.com	ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND | 71

PORTFOLIO OF INVESTMENTS (continued)

CENTRALLY CLEARED INTEREST RATE SWAPS (see Note C)

			Rate Type
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
GBP	4,220	12/17/28	1.600%	6 Month LIBOR	Semi-Annual/ Semi-Annual	$(214,938)	$—	$(214,938)
GBP	4,220	12/17/28	6 Month LIBOR	1.479%	Semi-Annual/ Semi-Annual	150,778	—	150,778

						$(64,160)	$—	$(64,160)

CREDIT DEFAULT SWAPS (see Note C)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at March 31, 2019	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Sale Contracts
Barclays Bank PLC
CCO Holdings, LLC, 5.750%, 1/15/24, 6/20/19*	5.00%	Quarterly	0.14%	USD	828	$10,361	$4,125	$6,236
Citibank, NA
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.43	USD	454	(57,431)	(51,868)	(5,563)
Credit Suisse International
CDX-CMBX.NA.BB Series 6, 5/11/63*	5.00	Monthly	13.95	USD	5,000	(1,159,639)	(791,014)	(368,625)
International Game Technology, 4.750% 2/15/23, 6/20/22*	5.00	Quarterly	1.30	EUR	310	41,927	22,695	19,232
Deutsche Bank AG
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.43	USD	364	(46,076)	(43,387)	(2,689)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.43	USD	258	(32,637)	(29,121)	(3,516)

72 | ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at March 31, 2019	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Goldman Sachs Bank USA
United States Steel Corp., 6.650%, 6/01/37, 12/20/21*	5.00%	Quarterly	1.16%	USD	700	$69,424	$(30,777)	$100,201
Goldman Sachs International
Avis Budget Car Rental LLC, 5.250% 3/15/25, 12/20/23*	5.00	Quarterly	2.55	USD	550	56,252	33,447	22,805
Avis Budget Car Rental LLC, 5.250% 3/15/25, 12/20/23*	5.00	Quarterly	2.55	USD	610	62,388	58,055	4,333
CDX-CMBX.NA.BB Series 6, 5/11/63*	5.00	Monthly	13.95	USD	2,071	(480,256)	(310,120)	(170,136)
CDX-CMBX.NA.BB Series 6, 5/11/63*	5.00	Monthly	13.95	USD	2,929	(679,383)	(438,703)	(240,680)
CDX-CMBX.NA.BB Series 6, 5/11/63*	5.00	Monthly	13.95	USD	5,000	(1,160,333)	(874,273)	(286,060)
CDX-CMBX.NA.BB Series 6, 5/11/63*	5.00	Monthly	13.95	USD	5,000	(1,159,639)	(834,823)	(324,816)
CDX-CMBX.NA.BB Series 6, 5/11/63*	5.00	Monthly	13.95	USD	10,000	(2,319,278)	(1,508,902)	(810,376)
CDX-CMBX.NA.BB Series 6, 5/11/63*	5.00	Monthly	13.95	USD	13,500	(3,131,025)	(2,034,281)	(1,096,744)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.43	USD	133	(16,825)	(14,600)	(2,225)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.43	USD	180	(22,785)	(16,402)	(6,383)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.43	USD	530	(67,045)	(57,760)	(9,285)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.43	USD	360	(45,570)	(36,156)	(9,414)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.43	USD	719	(91,013)	(78,928)	(12,085)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.43	USD	360	(45,570)	(33,413)	(12,157)

abfunds.com	ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND | 73

PORTFOLIO OF INVESTMENTS (continued)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at March 31, 2019	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00%	Monthly	7.43%	USD	1,041	$(131,687)	$(114,209)	$(17,478)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.43	USD	371	(46,962)	(31,852)	(15,110)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.43	USD	2,158	(273,167)	(189,615)	(83,552)
JPMorgan Chase Bank, NA
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.43	USD	6,400	(809,067)	(783,759)	(25,308)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.43	USD	12,000	(1,517,000)	(1,401,637)	(115,363)
Morgan Stanley Capital Services LLC
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.43	USD	1,272	(160,908)	(141,486)	(19,422)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.43	USD	1,188	(150,282)	(126,894)	(23,388)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.43	USD	10,000	(1,264,167)	(112,568)	(1,151,599)
Weatherford International LLC, 4.500%, 4/15/22, 6/20/23*	1.00	Quarterly	18.20	USD	190	(77,849)	(41,265)	(36,584)

						$(14,705,242)	$(10,009,491)	$(4,695,751)

*	Termination date

74 | ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

TOTAL RETURN SWAPS (see Note C)

Counterparty & Referenced Obligation	Rate Paid/ Received	Payment Frequency	Current Notional (000)		Maturity Date	Unrealized Appreciation/ (Depreciation)
Receive Total Return on Reference Obligation
Bank of America, NA iBoxx EUR Liquid High Yield Index	EURIBOR	Quarterly	EUR	8,980	6/20/19	$57,231
JPMorgan Chase Bank, NA iBoxx $ Liquid High Yield Index	LIBOR	Quarterly	USD	10,354	6/20/19	90,711
Morgan Stanley Capital Services LLC iBoxx $ Liquid High Yield Index	LIBOR	Quarterly	USD	41,256	6/20/19	344,154

						$492,096

VARIANCE SWAPS (see Note C)

Swap Counterparty & Referenced Obligation	Volatility Strike Rate	Payment Frequency	Notional Amount (000)		Market Value	Upfront Premiums (Paid) Received	Unrealized Appreciation/ (Depreciation)
Buy Contracts
Deutsche Bank AG
AUD/JPY 4/16/20*	12.25%	Maturity	AUD	187	$(75,871)	$—	$(75,871)
AUD/JPY 5/07/20*	12.22	Maturity	AUD	116	(41,877)	—	(41,877)

					$(117,748)	$—	$(117,748)

*	Termination date

REVERSE REPURCHASE AGREEMENTS (see Note C)

Broker	Principal Amount (000)	Currency	Interest Rate		Maturity	U.S. $ Value at March 31, 2019
Barclays Capital, Inc.†	315	USD	(7.00	)%*	—	$312,821
Barclays Capital, Inc.†	650	USD	(1.00	)%*	—	649,564
Barclays Capital, Inc.†	607	USD	0.75%		—	608,176
Barclays Capital, Inc.†	225	USD	1.75%		—	225,897
Barclays Capital, Inc.†	1,175	USD	1.75%		—	1,177,231
Barclays Capital, Inc.†	112	USD	2.00%		—	112,914
Barclays Capital, Inc.†	998	USD	2.00%		—	1,003,685
Credit Suisse Securities (USA) LLC†	326	EUR	(1.25	)%*	—	364,959
Credit Suisse Securities (USA) LLC†	1,320	EUR	(1.00	)%*	—	1,479,451
RBC Capital Markets†	530	USD	(1.75	)%*	—	528,750
RBC Capital Markets†	924	USD	(0.50	)%*	—	923,859
RBC Capital Markets†	1,277	USD	2.15%		—	1,280,577

						$8,667,884

†	The reverse repurchase agreement matures on demand. Interest rate resets daily and the rate shown is the rate in effect on March 31, 2019.

*	Interest payment due from counterparty.

abfunds.com	ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND | 75

PORTFOLIO OF INVESTMENTS (continued)

The type of underlying collateral and the remaining maturity of open reverse repurchase agreements on the statements of assets and liabilities is as follows:

	Overnight and Continuous	Up to 30 Days			31-90 Days			Greater than 90 Days			Total
Corporates – Non-Investment Grade	$7,264,756	$	– 0	–	$	– 0	–	$	– 0	–	$7,264,756
Emerging Markets – Corporate Bonds	1,177,231		– 0	–		– 0	–		– 0	–	1,177,231
Emerging Markets – Sovereigns	225,897		– 0	–		– 0	–		– 0	–	225,897

Total	$8,667,884	$	– 0	–	$	– 0	–	$	– 0	–	$8,667,884

**	Principal amount less than 500.

(a)	Position, or a portion thereof, has been segregated to collateralize reverse repurchase agreements.

(b)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2019, the aggregate market value of these securities amounted to $423,529,238 or 37.9% of net assets.

(c)	Illiquid security.

(d)	Non-income producing security.

(e)	Fair valued by the Adviser.

(f)	Defaulted.

(g)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.

(h)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities, which represent 1.62% of net assets as of March 31, 2019, are considered illiquid and restricted. Additional information regarding such securities follows:

144A/Restricted & Illiquid Securities	Acquisition Date	Cost			Market Value			Percentage of Net Assets
Aveta, Inc. 10.50%, 3/01/21	12/18/17	$	– 0	–	$	– 0	–	0.00%
Bellemeade Re Ltd. Series 2015-1A, Class M2 6.786%, 7/25/25	7/27/15		166,966			167,252		0.02%
Consumer Loan Underlying Bond Club Certificate Issuer Trust I Series 2018-4, Class PT 8.46%, 5/15/43	3/27/18		896,928			900,352		0.08%
Consumer Loan Underlying Bond Credit Trust Series 2018-3, Class PT 8.55%, 3/16/43	3/07/18		214,172			215,482		0.02%
Costa Rica Government International Bond 4.37%, 5/22/19	1/09/18		857,257			856,713		0.08%
Dominican Republic International Bond 16.00%, 7/10/20	12/08/10		2,172,021			1,699,021		0.15%
Exide Technologies 7.00%, 4/30/25	4/30/15		4,759,009			1,962,454		0.18%

76 | ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

144A/Restricted & Illiquid Securities	Acquisition Date	Cost		Market Value		Percentage of Net Assets
Exide Technologies 11.00%, 4/30/22	4/30/15	$4,167,624		$3,515,421		0.31%
Fideicomiso PA Pacifico Tres 7.00%, 1/15/35	3/04/16	1,952,895		2,212,467		0.20%
JP Morgan Madison Avenue Securities Trust Series 2015-CH1, Class M2 7.986%, 10/25/25	9/18/15	1,422,551		1,605,298		0.14%
K2016470219 South Africa Ltd. 3.00%, 12/31/22	2/01/17	1,149,354		7,325		0.00%
K2016470260 South Africa Ltd. 25.00%, 12/31/22	2/01/17	297,537		5,994		0.00%
Liberty Tire Recycling LLC 9.50%, 1/15/23	1/03/18	585,815		585,815		0.05%
Magnetation LLC/Mag Finance Corp. 11.00%, 5/15/18	5/15/13	2,295,760		29		0.00%
SoFi Consumer Loan Program LLC Series 2016-1, Class R Zero Coupon, 8/25/25	7/28/17	657,686		558,700		0.05%
SoFi Consumer Loan Program LLC Series 2017-3, Class R Zero Coupon, 5/25/26	5/11/17	1,107,300		520,000		0.05%
SoFi Consumer Loan Program LLC Series 2017-5, Class R1 Zero Coupon, 9/25/26	9/18/17	1,313,468		650,416		0.06%
SoFi Consumer Loan Program Trust Series 2018-1, Class R1 Zero Coupon, 2/25/27	2/01/18	1,569,021		1,196,608		0.11%
Terraform Global Operating LLC 6.125%, 3/01/26	2/08/18	292,000		285,448		0.03%
Texas Competitive/TCEH 11.50%, 10/01/20	4/18/11	– 0	–	– 0	–	0.00%

abfunds.com	ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND | 77

PORTFOLIO OF INVESTMENTS (continued)

144A/Restricted & Illiquid Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
Tonon Luxembourg SA 9.25%, 1/24/20	1/16/13	$1,624,599	$35,790	0.00%
Venezuela Government International Bond 9.25%, 5/07/28	4/10/14	247,835	87,750	0.01%
Virgolino de Oliveira Finance SA 10.50%, 1/28/18	1/23/14 — 6/09/14	2,401,853	129,686	0.01%
Virgolino de Oliveira Finance SA 10.875%, 1/13/20	6/09/14	477,417	130,350	0.01%
Virgolino de Oliveira Finance SA 11.75%, 2/09/22	1/29/14	838,866	40,500	0.00%
Wells Fargo Credit Risk Transfer Securities Trust Series 2015-WF1, Class 2M2 7.986%, 11/25/25	9/28/15	610,954	702,429	0.06%

(i)	Defaulted matured security.

(j)	Restricted and illiquid security.

Restricted & Illiquid Securities	Acquisition Date	Cost	Market Value		Percentage of Net Assets
CHC Group LLC	3/10/17	$3,697,478	$5,165		0.00%
CHC Group LLC/CHC Finance Ltd. Series AI Zero Coupon, 10/01/20	10/01/12	2,556,608	1,002,392		0.09%
Exide Technologies	4/30/15	141,191	– 0	–	0.00%
Momentive Performance Materials, Inc. 8.875%, 10/15/20	4/30/15	1	– 0	–	0.00%
Monitronics International, Inc. 9.125%, 04/01/20	1/16/18	880,867	171,952		0.02%
Mt. Logan Re Ltd. (Preference Shares)	12/30/14	2,953,000	2,843,579		0.25%

(k)	Pay-In-Kind Payments (PIK). The issuer may pay cash interest and/or interest in additional debt securities. Rates shown are the rates in effect at March 31, 2019.
(l)	Convertible security.

(m)	Pays 11% cash or up to 7% PIK and remaining in cash.

(n)	Securities are perpetual and, thus, do not have a predetermined maturity date. The date shown, if applicable, reflects the next call date.

(o)	Floating Rate Security. Stated interest/floor/ceiling rate was in effect at March 31, 2019.

(p)	Position, or a portion thereof, has been segregated to collateralize margin requirements for open futures contracts.

78 | ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

(q)	Position, or a portion thereof, has been segregated to collateralize OTC derivatives outstanding.

(r)	Position, or a portion thereof, has been segregated to collateralize margin requirements for open centrally cleared swaps.

(s)	Inverse interest only security.

(t)	IO—Interest Only.

(u)	The stated coupon rate represents the greater of the LIBOR or the LIBOR floor rate plus a spread at March 31, 2019.

(v)

This position or a portion of this position represents an unsettled loan purchase. The coupon rate will be determined at the time of settlement and will be based upon the London-Interbank Offered Rate (“LIBOR”) plus a premium which was determined at the time of purchase.

(w)

To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov. Additionally, shareholder reports for AB funds can be obtained by calling AB at (800) 227-4618.

(x)	The rate shown represents the 7-day yield as of period end.

(y)	Affiliated investments.

(z)	One contract relates to 1 share.

(aa)	One contract relates to 100 shares.

Currency Abbreviations:

ARS – Argentine Peso	KRW – South Korean Won
AUD – Australian Dollar	MXN – Mexican Peso
BRL – Brazilian Real	MYR – Malaysian Ringgit
CAD – Canadian Dollar	NOK – Norwegian Krone
CHF – Swiss Franc	NZD – New Zealand Dollar
CNH – Chinese Yuan Renminbi (Offshore)	PLN – Polish Zloty
COP – Colombian Peso	RUB – Russian Ruble
DOP – Dominican Peso	SEK – Swedish Krona
EUR – Euro	SGD – Singapore Dollar
GBP – Great British Pound	TRY – Turkish Lira
HKD – Hong Kong Dollar	TWD – New Taiwan Dollar
IDR – Indonesian Rupiah	USD – United States Dollar
ILS – Israeli Shekel	UYU – Uruguayan Peso
INR – Indian Rupee	ZAR – South African Rand
JPY – Japanese Yen

Glossary:

12MTA – 12 Month Treasury Average

ABS – Asset-Backed Securities

BADLAR – Argentina Deposit Rates Badlar Private Banks

CBOE – Chicago Board Options Exchange

CBT – Chicago Board of Trade

CDX-CMBX.NA – North American Commercial Mortgage-Backed Index

CDX-NAHY – North American High Yield Credit Default Swap Index

CMBS – Commercial Mortgage-Backed Securities

ETF – Exchange Traded Fund

EURIBOR – Euro Interbank Offered Rate

H15T – U.S. Treasury Yield Curve Rate T Note Constant Maturity

JSC – Joint Stock Company

LIBOR – London Interbank Offered Rates

REIT – Real Estate Investment Trust

REMICs – Real Estate Mortgage Investment Conduits

See notes to financial statements.

abfunds.com	ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND | 79

STATEMENT OF ASSETS & LIABILITIES

March 31, 2019

Assets
Investments in securities, at value
Unaffiliated issuers (cost $1,115,217,960)	$1,081,137,123
Affiliated issuers (cost $52,077,904)	52,077,904
Cash	4,512
Cash collateral due from broker	5,192,671
Foreign currencies, at value (cost $5,855,751)	5,837,921
Unaffiliated dividends and interest receivable	15,465,425
Unrealized appreciation on forward currency exchange contracts	4,596,298
Receivable for variation margin on centrally cleared swaps	770,857
Unrealized appreciation on total return swaps	492,096
Receivable for investment securities sold and foreign currency transactions	487,104
Market value of credit default swaps (net premiums paid $87,545)	240,352
Affiliated dividends receivable	169,186

Total assets	1,166,471,449

Liabilities
Options written, at value (premiums received $840,112)	457,866
Payable for investment securities purchased	19,174,779
Market value of credit default swaps (net premiums received $10,097,036)	14,945,594
Payable for reverse repurchase agreements	8,667,884
Unrealized depreciation on forward currency exchange contracts	3,486,267
Cash collateral received from broker	1,090,000
Advisory fee payable	1,008,455
Payable for variation margin on futures	119,921
Unrealized depreciation on variance swaps	117,748
Administrative fee payable	20,185
Payable for variation margin on centrally cleared swaps	4,073
Directors’ fee payable	648
Accrued expenses and other liabilities	408,190

Total liabilities	49,501,610

Net Assets	$1,116,969,839

Composition of Net Assets
Capital stock, at par	$862,297
Additional paid-in capital	1,187,562,743
Accumulated loss	(71,455,201)

$1,116,969,839

Net Asset Value Per Share—100 million shares of capital stock authorized, $0.01 par value (based on 86,229,677 shares outstanding)	$12.95

See notes to financial statements.

80 | ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND	abfunds.com

STATEMENT OF OPERATIONS

Year Ended March 31, 2019

Investment Income
Interest (net of foreign taxes withheld of $101,717)	$74,652,247
Dividends
Unaffiliated issuers	776,846
Affiliated issuers	750,628
Other income	97,500	$76,277,221

Expenses
Advisory fee (see Note B)	10,147,507
Transfer agency	38,113
Custodian	342,396
Printing	211,005
Audit and tax	194,852
Registration fees	83,966
Administrative	83,018
Legal	46,701
Directors’ fees	24,115
Miscellaneous	82,533

Total expenses before interest expense	11,254,206
Interest expense	556,124

Total expenses	11,810,330
Less: expenses waived and reimbursed by the Adviser (see Note B)	(44,604)

Net expenses		11,765,726

Net investment income		64,511,495

See notes to financial statements.

abfunds.com	ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND | 81

STATEMENT OF OPERATIONS (continued)

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions	$(16,151,410	)(a)
Forward currency exchange contracts	19,024,055
Futures	3,747,555
Options written	2,643,894
Swaps	9,843,440
Swaptions written	1,023,845
Foreign currency transactions	(23,437,201)
Net change in unrealized appreciation/depreciation on:
Investments	(47,298,915)
Forward currency exchange contracts	(641,647)
Futures	518,270
Options written	(112,937)
Swaps	5,545,579
Swaptions written	(19,175)
Foreign currency denominated assets and liabilities	929,590

Net loss on investment and foreign currency transactions	(44,385,057)

Contributions from Affiliates (see Note B)	12,130

Net Increase in Net Assets from Operations	$20,138,568

(a)	Net of foreign capital gains taxes of $28,750.

See notes to financial statements.

82 | ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND	abfunds.com

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended March 31, 2019	Year Ended March 31, 2018
Increase (Decrease) in Net Assets from Operations
Net investment income	$64,511,495	$71,855,450
Net realized loss on investment and foreign currency transactions	(3,305,822)	(26,480,187)
Net change in unrealized appreciation/depreciation on investments and foreign currency denominated assets and liabilities	(41,079,235)	195,281
Contributions from Affiliates (see Note B)	12,130	– 0	–

Net increase in net assets from operations	20,138,568	45,570,544
Distributions to shareholders	(64,534,426)	(71,764,491)
Return of capital	(7,795,027)	(564,962)

Total decrease	(52,190,885)	(26,758,909)
Net Assets
Beginning of period	1,169,160,724	1,195,919,633

End of period	$1,116,969,839	$1,169,160,724

See notes to financial statements.

abfunds.com	ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND | 83

NOTES TO FINANCIAL STATEMENTS

March 31, 2019

NOTE A

Significant Accounting Policies

AllianceBernstein Global High Income Fund, Inc. (the “Fund”) was incorporated under the laws of the State of Maryland on May 20, 1993 and is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued

84 | ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable

abfunds.com	ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND | 85

NOTES TO FINANCIAL STATEMENTS (continued)

and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which is then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3. In addition, non-agency rated investments are classified as Level 3.

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

86 | ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

Options are valued using market-based inputs to models, broker or dealer quotations, or alternative pricing sources with reasonable levels of price transparency, where such inputs and models are available. Alternatively the values may be obtained through unobservable management determined inputs and/or management’s proprietary models. Where models are used, the selection of a particular model to value an option depends upon the contractual terms of, and specific risks inherent in, the option as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, measures of volatility and correlations of such inputs. Exchange-traded options generally will be classified as Level 2. For options that do not trade on exchange but trade in liquid markets, inputs can generally be verified and model selection does not involve significant management judgment. Options are classified within Level 2 on the fair value hierarchy when all of the significant inputs can be corroborated to market evidence. Otherwise such instruments are classified as Level 3.

Valuations of mortgage-backed or other asset-backed securities, by pricing vendors, are based on both proprietary and industry recognized models and discounted cash flow techniques. Significant inputs to the valuation of these instruments are value of the collateral, the rates and timing of delinquencies, the rates and timing of prepayments, and default and loss expectations, which are driven in part by housing prices for residential mortgages. Significant inputs are determined based on relative value analyses, which incorporate comparisons to instruments with similar collateral and risk profiles, including relevant indices. Mortgage and asset-backed securities for which management has collected current observable data through pricing services are generally categorized within Level 2. Those investments for which current observable data has not been provided are classified as Level 3.

Bank loan prices are provided by third party pricing services and consist of a composite of the quotes received by the vendor into a consensus price. Certain bank loans are classified as Level 3, as significant input used in the fair value measurement of these instruments is the market quotes that are received by the vendor and these inputs are not observable.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments

abfunds.com	ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND | 87

NOTES TO FINANCIAL STATEMENTS (continued)

for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of March 31, 2019:

Investments in Securities	Level 1			Level 2		Level 3		Total
Assets:
Corporates – Non-Investment Grade	$	– 0	–	$373,078,843		$8,481,759	#	$381,560,602
Governments – Treasuries		– 0	–	134,046,042		– 0	–	134,046,042
Collateralized Mortgage Obligations		– 0	–	130,208,260		– 0	–	130,208,260
Corporates – Investment Grade		– 0	–	110,049,087		– 0	–	110,049,087
Emerging Markets – Sovereigns		– 0	–	89,874,163		– 0	–	89,874,163
Emerging Markets – Treasuries		– 0	–	61,943,675		– 0	–	61,943,675
Emerging Markets – Corporate Bonds		– 0	–	43,340,024		242,649		43,582,673
Bank Loans		– 0	–	33,140,461		8,609,096		41,749,557
Commercial Mortgage-Backed Securities		– 0	–	1,768,405		20,910,085		22,678,490
Common Stocks		11,277,946		– 0	–	8,413,720	#	19,691,666
Asset-Backed Securities		– 0	–	1,068,078		12,614,983		13,683,061
Investment Companies		5,392,940		– 0	–	– 0	–	5,392,940
Local Governments – US Municipal Bonds		– 0	–	5,346,651		– 0	–	5,346,651
Quasi-Sovereigns		– 0	–	4,008,946		– 0	–	4,008,946
Governments – Sovereign Bonds		– 0	–	3,521,013		– 0	–	3,521,013
Preferred Stocks		2,353,401		– 0	–	1,134,441	#	3,487,842
Inflation-Linked Securities		– 0	–	3,041,178		– 0	–	3,041,178
Local Governments – Regional Bonds		– 0	–	2,415,491		– 0	–	2,415,491
Collateralized Loan Obligations		– 0	–	– 0	–	980,782		980,782
Whole Loan Trusts		– 0	–	– 0	–	339,307		339,307
Warrants		142,133		– 0	–	60,161	#	202,294
Options Purchased – Puts		– 0	–	181,324		– 0	–	181,324
Rights		– 0	–	– 0	–	7,698		7,698
Short-Term Investments:
Investment Companies		52,077,904		– 0	–	– 0	–	52,077,904
Time Deposits		– 0	–	3,144,381		– 0	–	3,144,381

Total Investments in Securities		71,244,324		1,000,176,022		61,794,681		1,133,215,027

88 | ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

Investments in Securities	Level 1		Level 2			Level 3			Total
Other Financial Instruments*:
Assets
Futures	$1,471,156		$	– 0	–	$	– 0	–	$1,471,156	†
Forward Currency Exchange Contracts	– 0	–		4,596,298			– 0	–	4,596,298
Centrally Cleared Credit Default Swaps	– 0	–		18,065,907			– 0	–	18,065,907	†
Centrally Cleared Interest Rate Swaps	– 0	–		150,778			– 0	–	150,778	†
Credit Default Swaps	– 0	–		240,352			– 0	–	240,352
Total Return Swaps	– 0	–		492,096			– 0	–	492,096
Liabilities
Futures	(587,438)			– 0	–		– 0	–	(587,438	)†
Forward Currency Exchange Contracts	– 0	–		(3,486,267)			– 0	–	(3,486,267)
Put Options Written	– 0	–		(26,360)			– 0	–	(26,360)
Currency Options Written	– 0	–		(431,506)			– 0	–	(431,506)
Centrally Cleared Credit Default Swaps	– 0	–		(8,222,054)			– 0	–	(8,222,054	)†
Centrally Cleared Interest Rate Swaps	– 0	–		(214,938)			– 0	–	(214,938	)†
Credit Default Swaps	– 0	–		(14,945,594)			– 0	–	(14,945,594)
Variance Swaps	– 0	–		(117,748)			– 0	–	(117,748)
Reverse Repurchase Agreements	(8,667,884)			– 0	–		– 0	–	(8,667,884)

Total	$63,460,158			$996,276,986			$61,794,681		$1,121,531,825

#	The Fund held securities with zero market value at period end.

*

Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/(depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, options written and swaptions written which are valued at market value.

†

Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the portfolio of investments. Where applicable, centrally cleared swaps with upfront premiums are presented here at market value.

abfunds.com	ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND | 89

NOTES TO FINANCIAL STATEMENTS (continued)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

	Corporates - Non-Investment Grade#		Emerging Markets - Corporate Bonds		Bank Loans		Commercial Mortgage- Backed Securities
Balance as of 3/31/18	$15,053,741		$553,206		$1,590,628			$22,880,554
Accrued discounts/ (premiums)	(34,188)		(160,017)		26,156			49,629
Realized gain (loss)	191,754		6,992		3,930			(256,773)
Change in unrealized appreciation/ depreciation	(1,580,529)		(198,360)		(301,804)			1,468,771
Purchases/Payups	4,834,089		47,820		7,738,146			2,057,389
Sales/Paydowns	(9,188,805)		(6,992)		(86,757)			(5,289,485)
Transfers into Level 3	1,837,686		– 0	–	– 0	–		– 0	–
Transfers out of Level 3	(2,631,989)		– 0	–	(361,203)			– 0	–

Balance as of 3/31/19	$8,481,759		$242,649		$8,609,096			$20,910,085

Net change in unrealized appreciation/depreciation from investments held as of 3/31/19**	$(3,504,964)		$(127,213)		$(301,804)			$1,068,700

	Common Stocks#		Asset- Backed Securities		Preferred Stocks#		Inflation- Linked Securities
Balance as of 3/31/18	$13,010,053		$14,570,891		$11,080,588			$2,520,151
Accrued discounts/ (premiums)	– 0	–	99,680		– 0	–		– 0	–
Realized gain (loss)	1,831,326		(1,883,779)		165,723			– 0	–
Change in unrealized appreciation/ depreciation	(2,757,760)		(1,480,390)		(2,409,298)			– 0	–
Purchases	5,674,964		4,833,991		1,134,441			– 0	–
Sales/Paydowns	(7,830,562)		(4,497,369)		(8,837,013)			– 0	–
Transfers into Level 3	– 0	–	971,959		– 0	–		– 0	–
Transfers out of Level 3	(1,514,301)		– 0	–	– 0	–		(2,520,151)

Balance as of 3/31/19	$8,413,720		$12,614,983		$1,134,441		$	– 0	–

Net change in unrealized appreciation/depreciation from investments held as of 3/31/19**	$(1,282,229)		$(1,670,767)		$(198,892)		$	– 0	–

90 | ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

	Collateralized Loan Obligations		Whole Loan Trusts		Warrants#		Rights
Balance as of 3/31/18	$1,927,561		$2,309,413		$225,992		$	– 0	–
Accrued discounts/(premiums)	8,157		1,915		– 0	–		– 0	–
Realized gain (loss)	67,286		(1,161,031)		– 0	–		– 0	–
Change in unrealized appreciation/ depreciation	(137,222)		730,756		(72,641)			7,698
Purchases	– 0	–	– 0	–	132,801			– 0	–
Sales/Paydowns	(885,000)		(1,541,746)		– 0	–		– 0	–
Transfers into Level 3	– 0	–	– 0	–	– 0	–		– 0	–
Transfers out of Level 3	– 0	–	– 0	–	(225,991)			– 0	–

Balance as of 3/31/19	$980,782		$339,307		$60,161			$7,698

Net change in unrealized appreciation/depreciation from investments held as of 3/31/19**	$(61,015)		$(258,086)		$(72,640)			$7,698

	Total
Balance as of 3/31/18	$85,722,778
Accrued discounts/(premiums)	(8,668)
Realized gain (loss)	(1,034,572)
Change in unrealized appreciation/ depreciation	(6,730,779)
Purchases/Payups	26,453,641
Sales/Paydowns	(38,163,729)
Transfers into Level 3	2,809,645
Transfers out of Level 3	(7,253,635)

Balance as of 3/31/19	$61,794,681	+

Net change in unrealized appreciation/depreciation from investments held as of 3/31/19**	$(6,401,212)

#	The Fund held securities with zero market value that were sold/expired/written off during the reporting period.

**	The unrealized appreciation/depreciation is included in net change in unrealized appreciation/depreciation on investments and other financial instruments in the accompanying statement of operations.

+	There were de minimis transfers under 1% of net assets during the reporting period.

abfunds.com	ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND | 91

NOTES TO FINANCIAL STATEMENTS (continued)

The following presents information about significant unobservable inputs related to the Fund’s Level 3 investments at March 31, 2019. Securities priced (i) by third party vendors or (ii) by brokers are excluded from the following table.

Quantitative Information about Level 3 Fair Value Measurements

	Fair Value at			Valuation Technique	Unobservable Input	Input
Corporates – Non-Investment Grade		$1,962,454		Market Approach	EBITDA* Projection	$117.0 mm / N/A
					EBITDA* Multiples	4.7X-6.7X / 5.7X
		$585,815		Qualitative Assessment	Par Value	$100.00 / N/A
		$336,499		Recovery Analysis	Collateral Value	$100.00 / N/A

$2,884,768

Common Stocks		$2,843,579		Market Approach	NAV Equivalent	$962.95 / N/A
		$1,026,039		Market Approach	EBITDA* Projection	$48.0 mm / N/A
					EBITDA* Multiples	6.7X-8.7X / 7.7X
		$312,285		Market Approach	EBITDA* Projection	$493mm / N/A
					EBITDA* Multiples	13.5X / N/A
		$146,664		Market Approach	EBITDA* Projection	$52.0 mm / N/A
					EBITDA* Multiples	2.2X-4.2X / 3.2X
		$29,340		Market Approach	EBITDA* Projection	$72mm / N/A
					EBITDA* Multiples	4.7X / N/A
	$	– 0	–	Qualitative Assessment		$0.00 / N/A

$4,357,907

Preferred Stocks		$1,134,441		Market Approach	EBITDA* Projection	$493mm / N/A
					EBITDA* Multiples	13.5X / N/A

92 | ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

	Fair Value at	Valuation Technique	Unobservable Input	Input
Whole Loan Trusts	$339,307	Recovery Analysis	Cumulative Loss	<20% / N/A
Warrants	$57,955	Option Pricing Model	Exercise Price	$1.99 / N/A
	$2,206	Option Pricing Model	Exercise Price	$5.63 / N/A

	$60,161

*	Earnings Before Interest, Taxes, Depreciation and Amortization.

Generally, a change in the assumptions used in any input in isolation may be accompanied by a change in another input. Significant changes in any of the unobservable inputs may significantly impact the fair value measurement. Significant increases (decreases) in Collateral Value, NAV Equivalent, Exercise Price, EBITDA projections and EBITDA Multiple in isolation would be expected to result in a significantly higher (lower) fair value measurement. A significant increase (decrease) in Cumulative Loss in isolation would be expected to result in a significant lower (higher) fair value measurement.

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at the rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation and depreciation of foreign currency denominated assets and liabilities.

abfunds.com	ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND | 93

NOTES TO FINANCIAL STATEMENTS (continued)

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

6. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .90% of the Fund’s average weekly net assets. Such fee is accrued daily and paid monthly.

During 2017, AXA S.A. (“AXA”), a French holding company for the AXA Group, a worldwide leader in life, property and casualty and health insurance and asset management, announced its intention to pursue the sale of a minority stake in its subsidiary, AXA Equitable Holdings, Inc.

94 | ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

(“AXA Equitable”), the holding company for a diversified financial services organization, through an initial public offering (“IPO”). AXA Equitable is the holding company for a diverse group of financial services companies, including an approximately 65.2% economic interest in the Adviser and a 100% interest in AllianceBernstein Corporation, the general partner of the Adviser. In March 2018, AXA announced its intention to sell its entire interest in AXA Equitable over time, subject to market conditions and other factors (the “Plan”). During the second quarter of 2018, AXA Equitable completed the IPO. Additional secondary offerings of AXA Equitable shares were completed in the Fourth Quarter of 2018 and the First Quarter of 2019, and AXA Equitable also repurchased shares from AXA in connection with each of these secondary offerings pursuant to agreements with AXA. Following the IPO and subsequent transactions, including secondary offerings and share repurchases, AXA owns approximately 48.3% of the outstanding shares of common stock of AXA Equitable. Contemporaneously with the IPO, AXA sold $862.5 million aggregate principal amount of its 7.25% mandatorily exchangeable notes (the “MxB Notes”) due May 15, 2021 and exchangeable into up to 43,125,000 shares of common stock (or approximately 7% of the outstanding shares of common stock of AXA Equitable). AXA retains ownership (including voting rights) of such shares of common stock until the MxB Notes are exchanged, which may be on a date that is earlier than the maturity date at AXA’s option upon the occurrence of certain events.

It is anticipated that one or more of the transactions contemplated by the Plan may ultimately result in the indirect transfer of a “controlling block” of voting securities of the Adviser (a “Change of Control Event”) and therefore may be deemed an “assignment” causing a termination of each Fund’s current investment advisory agreement. In order to ensure that the existing investment advisory services could continue uninterrupted, at meetings held in late July through early August 2018, the Boards of Directors/ Trustees (each a “Board” and collectively, the “Boards”) approved new investment advisory agreements with the Adviser, in connection with the Plan. The Boards also agreed to call and hold a joint meeting of shareholders on October 11, 2018, for shareholders of each Fund to (1) approve the new investment advisory agreement with the Adviser that would be effective after the first Change of Control Event and (2) approve any future advisory agreement approved by the Board and that has terms not materially different from the current agreement, in the event there are subsequent Change of Control Events arising from completion of the Plan that terminate the advisory agreement after the first Change of Control Event. Approval of a future advisory agreement means that shareholders may not have another opportunity to vote on a new agreement with the Adviser even upon a change of control, as long as no single person or group of persons acting together gains “control” (as defined in the 1940 Act) of AXA Equitable.

abfunds.com	ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND | 95

NOTES TO FINANCIAL STATEMENTS (continued)

At the October 11, 2018 shareholder meeting, shareholders approved the new and future investment advisory agreements.

For the year ended March 31, 2019, the Adviser reimbursed the Fund $12,130 for trading losses incurred due to trade entry errors.

Pursuant to the amended administration agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser, provided, however, that the reimbursement may not exceed .15% annualized of average weekly net assets. For the year ended March 31, 2019, the reimbursement for such services amounted to $83,018.

Under the terms of a Shareholder Inquiry Agency Agreement with AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly owned subsidiary of the Adviser, the Fund reimburses ABIS for costs relating to servicing phone inquiries on behalf of the Fund. During the year ended March 31, 2019, there was no such reimbursement paid to ABIS.

The Fund may invest in AB Government Money Market Portfolio (the “Government Money Market Portfolio”) which has a contractual annual advisory fee rate of ..20% of the portfolio’s average daily net assets and bears its own expenses. Effective August 1, 2018, the Adviser has contractually agreed to waive .10% of the advisory fee of Government Money Market Portfolio (resulting in a net advisory fee of .10%) until August 31, 2019. In connection with the investment by the Fund in Government Money Market Portfolio, the Adviser has contractually agreed to waive its advisory fee from the Fund in an amount equal to the Fund’s pro rata share of the effective advisory fees of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. For the year ended March 31, 2019, such waiver amounted to $44,604.

A summary of the Fund’s transactions in AB mutual funds for the year ended March 31, 2019 is as follows:

Fund	Market Value 3/31/18 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value 3/31/19 (000)	Dividend Income (000)
Government Money Market Portfolio	$16,318	$412,264	$376,504	$52,078	$751

Brokerage commissions paid on investment transactions for the year ended March 31, 2019 amounted to $120,997, of which $0 and $0, respectively, was paid to Sanford C. Bernstein & Co., LLC or Sanford C. Bernstein Limited, affiliates of the Adviser.

96 | ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

NOTE C

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended March 31, 2019 were as follows:

	Purchases	Sales
Investment securities (excluding U.S. government securities)	$397,703,658	$473,008,895
U.S. government securities	43,976,159	33,284,451

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost	$1,166,563,738

Gross unrealized appreciation	$58,906,513
Gross unrealized depreciation	(90,955,100)

Net unrealized depreciation	$(32,048,587)

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Fund, as well as the methods in which they may be used are:

•	Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sales commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on forward currency exchange contracts. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Fund. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

abfunds.com	ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND | 97

NOTES TO FINANCIAL STATEMENTS (continued)

During the year ended March 31, 2019, the Fund held forward currency exchange contracts for hedging and non-hedging purposes.

•	Futures

The Fund may buy or sell futures for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential movements in the market. The Fund bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Fund may purchase or sell futures for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time the Fund enters into a future, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures is generally less than privately negotiated futures, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Use of long futures subjects the Fund to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the futures. Use of short futures subjects the Fund to unlimited risk of loss. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a future can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

During the year ended March 31, 2019, the Fund held futures for hedging and non-hedging purposes.

98 | ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

•	Option Transactions

For hedging and investment purposes, the Fund may purchase and write (sell) put and call options on U.S. and foreign securities, including government securities, and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets. Among other things, the Fund may use options transactions for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions” and may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, for hedging and investment purposes.

The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract. If a put or call option purchased by the Fund were permitted to expire without being sold or exercised, its premium would represent a loss to the Fund. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. The Fund’s maximum payment for written put options equates to the number of shares multiplied by the strike price. In certain circumstances maximum payout amounts may be partially offset by recovery values of the respective referenced assets and upfront premium received upon entering into the contract. Premiums received from written options which expire unexercised are recorded by the Fund on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerages, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Fund. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Fund could result in the Fund’s selling or buying a security or currency at a price different from the current market value.

abfunds.com	ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND | 99

NOTES TO FINANCIAL STATEMENTS (continued)

The Fund may also invest in options on swaps, also called “swaptions”. A swaption is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based “premium”. A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate, or index. A payer swaption gives the owner the right to pay the total return of a specified asset, reference rate, or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties. The Fund’s maximum payment for written put swaptions equates to the notional amount of the underlying swap. In certain circumstances maximum payout amounts may be partially offset by recovery values of the respective referenced assets and upfront premium received upon entering into the contract.

During the year ended March 31, 2019, the Fund held purchased options for hedging and non-hedging purposes.

During the year ended March 31, 2019, the Fund held written options for hedging and non-hedging purposes.

During the year ended March 31, 2019, the Fund held purchased swaptions for hedging and non-hedging purposes.

During the year ended March 31, 2019, the Fund held written swaptions for hedging and non-hedging purposes.

•	Swaps

The Fund may enter into swaps to hedge its exposure to interest rates, credit risk, or currencies. The Fund may also enter into swaps for non-hedging purposes as a means of gaining market exposures including by making direct investments in foreign currencies, as described below under “Currency Transactions”. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Fund in accordance with the terms of the respective swaps to provide value and recourse to the Fund or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of

100 | ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Fund accrues for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swaps on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Upfront premiums paid or received for OTC swaps are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation/depreciation of swaps on the statement of operations.

Certain standardized swaps, including certain interest rate swaps and credit default swaps, are (or soon will be) subject to mandatory central clearing. Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses, with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on requirements published by the Securities and Exchange Commission and Commodity Futures Trading Commission.

At the time the Fund enters into a centrally cleared swap, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the clearinghouse on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for centrally cleared swaps is generally less than non-centrally cleared swaps, since the clearinghouse, which is the issuer or counterparty to each centrally cleared swap, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a

abfunds.com	ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND | 101

NOTES TO FINANCIAL STATEMENTS (continued)

realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Interest Rate Swaps:

The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Fund holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swaps. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Fund may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional amount.

In addition, the Fund may also enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Fund anticipates purchasing at a later date. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments).

During the year ended March 31, 2019, the Fund held interest rate swaps for hedging and non-hedging purposes.

Credit Default Swaps:

The Fund may enter into credit default swaps, including to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults by corporate and sovereign issuers held by the Fund, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. The Fund may purchase credit protection (“Buy Contract”) or provide credit protection (“Sale Contract”) on the referenced obligation of the credit default swap. During the term of the swap agreement, the Fund receives/(pays) fixed payments from/(to) the respective counterparty, calculated at the agreed upon rate applied to the notional amount. If the Fund is a buyer/(seller) of protection and a credit event occurs, as defined under the terms of the swap agreement, the Fund will either (i) receive from the seller/(pay to the buyer) of protection an amount equal to the notional amount of the swap (the “Maximum Payout Amount”) and deliver/(take delivery of) the referenced obligation or (ii) receive/(pay) a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.

102 | ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

In certain circumstances, Maximum Payout Amounts may be partially offset by recovery values of the respective referenced obligations, upfront premium received upon entering into the agreement, or net amounts received from settlement of buy protection credit default swaps entered into by the Fund for the same reference obligation with the same counterparty. As of March 31, 2019, the Fund had Buy Contracts outstanding with respect to the same referenced obligation and counterparty as certain Sale Contracts which may partially offset the Maximum Payout Amount in the amount of $1,865,000.

Credit default swaps may involve greater risks than if the Fund had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund is a buyer of protection and no credit event occurs, it will lose its investment. If the Fund is a seller of protection and a credit event occurs, the value of the referenced obligation received by the Fund coupled with the periodic payments previously received may be less than the Maximum Payout Amount it pays to the buyer, resulting in a loss to the Fund.

Implied credit spreads over Treasuries of comparable maturity utilized in determining the market value of credit default swaps on issuers as of period end are disclosed in the portfolio of investments. The implied spreads serve as an indicator of the current status of the payment/performance risk and typically reflect the market’s assessment of the likelihood of default by the issuer of the referenced obligation. The implied credit spread of a particular reference entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Widening credit spreads typically represent a deterioration of the referenced entity’s credit soundness and greater likelihood of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.

During the year ended March 31, 2019, the Fund held credit default swaps for hedging and non-hedging purposes.

Total Return Swaps:

The Fund may enter into total return swaps in order to take a “long” or “short” position with respect to an underlying referenced asset. The Fund is subject to market price volatility of the underlying referenced asset. A total return swap involves commitments to pay interest in exchange for a market linked return based on a notional amount. To the extent that the total return of the security, group of securities or index underlying the transaction exceeds or falls short of the offsetting interest obligation, the Fund will receive a payment from or make a payment to the counterparty.

abfunds.com	ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND | 103

NOTES TO FINANCIAL STATEMENTS (continued)

During the year ended March 31, 2019, the Fund held total return swaps for hedging and non-hedging purposes.

Variance Swaps:

The Fund may enter into variance swaps to hedge equity market risk or adjust exposure to the equity markets. Variance swaps are contracts in which two parties agree to exchange cash payments based on the difference between the stated level of variance and the actual variance realized on underlying asset(s) or index(es). Actual “variance” as used here is defined as the sum of the square of the returns on the reference asset(s) or index(es) (which in effect is a measure of its “volatility”) over the length of the contract term. So the parties to a variance swap can be said to exchange actual volatility for a contractually stated rate of volatility.

During the year ended March 31, 2019, the Fund held variance swaps for hedging purposes.

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to OTC counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the OTC counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination. In the event of a default by an OTC counterparty, the return of collateral with market value in excess of the Fund’s net liability, held by the defaulting party, may be delayed or denied.

The Fund’s ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Fund decline below specific levels (“net asset contingent features”). If these levels are triggered, the Fund’s OTC counterparty has the right to terminate such transaction and require the Fund to pay or receive a settlement amount in connection with the terminated transaction. If OTC derivatives were held at period end, please refer to netting arrangements by the OTC counterparty table below for additional details.

104 | ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

During the year ended March 31, 2019 the Fund had entered into the following derivatives:

	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Receivable/Payable for variation margin on futures	$1,471,156	*	Receivable/Payable for variation margin on futures	$587,438	*

Interest rate contracts	Receivable/Payable for variation margin on centrally cleared swaps	150,778	*	Receivable/Payable for variation margin on centrally cleared swaps	214,938	*

Foreign currency contracts	Unrealized appreciation on forward currency exchange contracts	4,596,298		Unrealized depreciation on forward currency exchange contracts	3,486,267

Foreign currency contracts	Investments in securities, at value	123,884		Options written, at value	431,506

Foreign currency contracts				Unrealized depreciation on variance swaps	117,748

Credit contracts	Market value of credit default swaps	240,352		Market value of credit default swaps	14,945,594

Credit contracts	Receivable/Payable for variation margin on centrally cleared swaps	3,825,516	*	Receivable/Payable for variation margin on centrally cleared swaps	1,572,384	*

Credit contracts	Unrealized appreciation on total return swaps	492,096

Equity contracts	Investment in securities, at value	57,440		Options written, at value	26,360

Total		$10,957,520			$21,382,235

*

Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/depreciation on futures and centrally cleared swaps as reported in the portfolio of investments.

abfunds.com	ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND | 105

NOTES TO FINANCIAL STATEMENTS (continued)

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain/(loss) on swaps; Net change in unrealized appreciation/depreciation on swaps	$(265,188)	$(1,361)

Interest rate contracts	Net realized gain/(loss) on futures; Net change in unrealized appreciation/ depreciation on futures	1,510,950	339,835

Interest rate contracts	Net realized gain/(loss) on investment transactions; Net change in unrealized appreciation/depreciation on investments	(14,896)	– 0	–

Interest rate contracts	Net realized gain/(loss) on swaptions written; Net change in unrealized appreciation/depreciation on swaptions written	605,541	– 0	–

Foreign currency contracts	Net realized gain/(loss) on forward currency exchange contracts; Net change in unrealized appreciation/depreciation on forward currency exchange contracts	19,024,055	(641,647)

Foreign currency contracts	Net realized gain/(loss) on investment transactions; Net change in unrealized appreciation/depreciation on investments	(2,110,671)	71,403

Foreign currency contracts	Net realized gain/(loss) on options written; Net change in unrealized appreciation/depreciation on options written	3,161,195	(159,400)

106 | ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)

Foreign currency contracts	Net realized gain/(loss) on swaps; Net change in unrealized appreciation/ depreciation on swaps	$(329,858)	$(117,517)

Credit contracts	Net realized gain/(loss) on investment transactions; Net change in unrealized appreciation/depreciation on investments	(229,912)	– 0	–

Credit contracts	Net realized gain/(loss) on swaps; Net change in unrealized appreciation/ depreciation on swaps	8,708,616	5,664,457

Credit contracts	Net realized gain/(loss) on swaptions written; Net change in unrealized appreciation/depreciation on swaptions written	418,304	(19,175)

Equity contracts	Net realized gain/(loss) on swaps; Net change in unrealized appreciation/ depreciation on swaps	1,729,870	– 0	–

Equity contracts	Net realized gain/(loss) on futures; Net change in unrealized appreciation/depreciation on futures	2,236,605	178,435

Equity contracts	Net realized gain/(loss) on investment transactions; Net change in unrealized appreciation/depreciation on investments	(432,951)	(80,417)

Equity contracts	Net realized gain/(loss) on options written; Net change in unrealized appreciation/depreciation on options written	(517,301)	46,463

Total		$33,494,359	$5,281,076

abfunds.com	ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND | 107

NOTES TO FINANCIAL STATEMENTS (continued)

The following table represents the average monthly volume of the Fund’s derivative transactions during the year ended March 31, 2019:

Centrally Cleared Credit Default Swaps:
Average notional amount of buy contracts	$75,655,353
Average notional amount of sale contracts	$209,791,481

Centrally Cleared Interest Rate Swaps:
Average notional amount	$303,152,365	(a)

Credit Default Swaps:
Average notional amount of buy contracts	$1,390,000	(b)
Average notional amount of sale contracts	$85,195,117

Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$306,504,513
Average principal amount of sale contracts	$465,392,341

Futures:
Average notional amount of buy contracts	$109,016,171
Average notional amount of sale contracts	$34,457,908

Total Return Swaps:
Average notional amount	$60,454,536

Variance Swaps:
Average notional amount	$408,392

Options Written:
Average notional amount	$133,296,868

Purchased Options:
Average notional amount	$57,725,043

Swaptions Written:
Average notional amount	$63,047,637	(a)

Purchased Swaptions:
Average notional amount	$34,494,747	(c)

(a)	Positions were open for ten months during the reporting period.

(b)	Positions were open for six months during the reporting period.

(c)	Positions were open for seven months during the reporting period.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

All OTC derivatives held at year end were subject to netting arrangements. The following table presents the Fund’s derivative assets and liabilities by OTC counterparty net of amounts available for offset under ISDA Master Agreements (“MA”) and net of the related collateral received/pledged by the Fund as of March 31, 2019. Exchange-traded derivatives and centrally cleared swaps are not subject to netting arrangements and as such are excluded from the table.

108 | ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

Counterparty	Derivative Assets Subject to a MA	Derivatives Available for Offset	Cash Collateral Received*	Security Collateral Received*	Net Amount of Derivative Assets
Bank of America, NA	$182,612	$(9,066)	$	– 0	–	$	– 0	–	$173,546
Barclays Bank PLC	1,100,194	(357,552)	(742,642)	– 0	–	– 0	–
BNP Paribas SA	115,841	(115,841)	– 0	–	– 0	–	– 0	–
Brown Brothers Harriman & Co.	162,457	(41,656)	– 0	–	– 0	–	120,801
Citibank, NA	669,559	(669,559)	– 0	–	– 0	–	– 0	–
Credit Suisse International	221,273	(221,273)	– 0	–	– 0	–	– 0	–
Deutsche Bank AG	10,616	(10,616)	– 0	–	– 0	–	– 0	–
Goldman Sachs Bank USA/ Goldman Sachs International	212,161	(212,161)	– 0	–	– 0	–	– 0	–
HSBC Bank USA	149,921	(149,921)	– 0	–	– 0	–	– 0	–
JPMorgan Chase Bank, NA	208,229	(208,229)	– 0	–	– 0	–	– 0	–
Morgan Stanley & Co. International PLC/ Morgan Stanley Capital Services LLC	701,259	(701,259)	– 0	–	– 0	–	– 0	–
Royal Bank of Scotland PLC	23,218	(23,218)	– 0	–	– 0	–	– 0	–
Standard Chartered Bank	55,331	(55,331)	– 0	–	– 0	–	– 0	–
UBS AG	1,639,959	(217,120)	– 0	–	– 0	–	1,422,839

Total	$5,452,630	$(2,992,802)	$(742,642)	$	– 0	–	$1,717,186	^

Counterparty	Derivative Liabilities Subject to a MA	Derivatives Available for Offset	Cash Collateral Pledged*	Security Collateral Pledged*	Net Amount of Derivative Liabilities
Australia & New Zealand Banking Group Ltd.	$130,538	$	– 0	–	$	– 0	–	$	– 0	–	$130,538
Bank of America, NA	9,066	(9,066)	– 0	–	– 0	–	– 0	–
Barclays Bank PLC	357,552	(357,552)	– 0	–	– 0	–	– 0	–
BNP Paribas SA	224,102	(115,841)	– 0	–	– 0	–	108,261
Brown Brothers Harriman & Co.	41,656	(41,656)	– 0	–	– 0	–	– 0	–
Citibank, NA	672,437	(669,559)	– 0	–	– 0	–	2,878
Credit Suisse International	1,356,296	(221,273)	– 0	–	(1,098,141)	36,882
Deutsche Bank AG	245,352	(10,616)	– 0	–	(234,736)	– 0	–
Goldman Sachs Bank USA / Goldman Sachs International	10,103,674	(212,161)	– 0	–	(9,891,513)	– 0	–
HSBC Bank USA	425,328	(149,921)	– 0	–	(275,407)	– 0	–

abfunds.com	ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND | 109

NOTES TO FINANCIAL STATEMENTS (continued)

Counterparty	Derivative Liabilities Subject to a MA	Derivatives Available for Offset	Cash Collateral Pledged*			Security Collateral Pledged*		Net Amount of Derivative Liabilities
JPMorgan Chase Bank, NA	$2,755,173	$(208,229)	$	– 0	–	$(2,322,084)		$224,860
Morgan Stanley & Co. International PLC/ Morgan Stanley Capital Services LLC	2,238,892	(701,259)		– 0	–	(1,501,416)		36,217
Royal Bank of Scotland PLC	60,799	(23,218)		– 0	–	– 0	–	37,581
Standard Chartered Bank	143,130	(55,331)		– 0	–	– 0	–	87,799
UBS AG	217,120	(217,120)		– 0	–	– 0	–	– 0	–

Total	$18,981,115	$(2,992,802)	$	– 0	–	$(15,323,297)		$665,016	^

*	The actual collateral received/pledged may be more than the amount reported due to overcollateralization.

^

Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

See Note C.3 for additional disclosure of netting arrangements regarding reverse repurchase agreements.

2. Currency Transactions

The Fund may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

3. Reverse Repurchase Agreements

The Fund may enter into reverse repurchase transactions (“RVP”) in accordance with the terms of a Master Repurchase Agreement (“MRA”), under which the Fund sells securities and agrees to repurchase them at a mutually agreed upon date and price. At the time the Fund enters into a reverse repurchase agreement, it will establish a segregated account with the custodian containing liquid assets having a value comparable to the repurchase price. Under the MRA and other Master Agreements, the Fund is permitted to offset payables and/or receivables with collateral held and/

110 | ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

or posted to the counterparty and create one single net payment due to or from the Fund in the event of a default. In the event of a default by a MRA counterparty, the Fund may be considered an unsecured creditor with respect to any excess collateral (collateral with a market value in excess of the repurchase price) held by and/or posted to the counterparty, and as such the return of such excess collateral may be delayed or denied. For the year ended March 31, 2019, the average amount of reverse repurchase agreements outstanding was $35,858,036 and the daily weighted average interest rate was 0.90%. At March 31, 2019, the Fund had reverse repurchase agreements outstanding in the amount of $8,667,884 as reported in the statement of assets and liabilities.

The following table presents the Fund’s RVP liabilities by counterparty net of the related collateral pledged by the Fund as of March 31, 2019:

Counterparty	RVP Liabilities Subject to a MRA	Securities Collateral Pledged†*	Net Amount of RVP Liabilities
Barclays Capital, Inc.	$4,090,288	$(4,090,288)	$	– 0	–
Credit Suisse Securities (USA) LLC	1,844,410	(1,844,410)		– 0	–
RBC Capital Markets	2,733,186	(2,733,186)		– 0	–

	$8,667,884	$(8,667,884)	$	– 0	–

†	Including accrued interest.

*	The actual collateral pledged may be more than the amount reported due to overcollateralization.

4. Loan Participations and Assignments

The Fund may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers, either in the form of participations at the time the loan is originated (“Participations”) or by buying an interest in the loan in the secondary market from a financial institution or institutional investor (“Assignments”). A loan is often administered by a bank or other financial institution (the “Lender”) that acts as agent for all holders. The agent administers the terms of the loan as specified in the loan agreement. When investing in Participations, the Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. In addition, when investing in Participations, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender and only upon receipt of payments by the Lender from the borrower. As a result, the Fund may be subject to the credit risk of both the borrower and the Lender. When the Fund purchases Assignments from Lenders, it will typically acquire direct rights against the borrower on the loan. These loans may include participations in “bridge loans”, which are loans taken out by borrowers for a short period (typically less than six months) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high-yield bonds issued for the

abfunds.com	ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND | 111

NOTES TO FINANCIAL STATEMENTS (continued)

purpose of acquisitions. The Fund may also participate in unfunded loan commitments, which are contractual obligations for investing in future Participations, and may receive a commitment fee based on the amount of the commitment. Under these arrangements, the Fund may receive a fixed rate commitment fee and, if and to the extent the borrower borrows under the facility, the Fund may receive an additional funding fee.

Unfunded loan commitments and funded loans are marked to market daily.

As of March 31, 2019, the Fund had no unfunded loan commitments outstanding.

As of March 31, 2019, the Fund had no bridge loan commitments outstanding.

During the year ended March 31, 2019, the Fund received commitment fees or additional funding fees in the amount of $97,500.

NOTE D

Capital Stock

During the year ended March 31, 2019 and the year ended March 31, 2018, the Fund issued no shares in connection with the Fund’s dividend reinvestment plan.

NOTE E

Risks Involved in Investing in the Fund

Interest Rate Risk and Credit Risk—Interest rate risk is the risk that changes in interest rates will affect the value of the Fund’s investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of the Fund’s investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative risks.

Duration Risk—Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise. For example, generally a fixed-income security with a duration of three years will decrease in value by approximately 3% if interest rates increase by 1%.

112 | ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

Inflation Risk—This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater if the Fund invests a significant portion of its assets in fixed-income securities with longer maturities.

Liquidity Risk—Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Fund from selling out of these illiquid or relatively less liquid securities at an advantageous price. Causes of liquidity risk may include low trading volume, lack of a market maker, a large position, or legal restrictions that limit or prevent a Fund from selling securities or closing derivative positions at desirable prices or opportune times. Over recent years, the capacity of dealers to make markets in fixed income securities has been outpaced by the growth in the size of the fixed income markets. Liquidity risk maybe magnified in a rising interest rate environment, where the value and liquidity of fixed income securities generally go down. Derivatives and securities involving substantial market and credit risk tend to involve greater liquidity risk. Illiquid securities and relatively less liquid securities may also be difficult to value.

Mortgage-Backed and/or Other Asset-Backed Securities Risk—Investments in mortgage-backed and other asset-backed securities are subject to certain additional risks. The value of these securities may be particularly sensitive to changes in interest rates. These risks include “extension risk”, which is the risk that, in periods of rising interest rates, issuers may delay the payment of principal, and “prepayment risk”, which is the risk that in periods of falling interest rates, issuers may pay principal sooner than expected, exposing the Fund to a lower rate of return upon reinvestment of principal. Mortgage-backed securities offered by non-governmental issuers and other asset-backed securities may be subject to other risks, such as higher rates of default in the mortgages or assets backing the securities or risks associated with the nature and servicing of mortgages or assets backing the securities.

Foreign (Non-U.S.) Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors. Risks relating to investments in securities of non- U.S. issuers may be heightened with respect to investments in emerging-market countries, where there may be: greater social, economic and political uncertainty and instability; more substantial governmental involvement in the economy; less governmental supervision and regulation; unavailability of currency hedging techniques; companies that are newly organized and small; differences in auditing and

abfunds.com	ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND | 113

NOTES TO FINANCIAL STATEMENTS (continued)

financial reporting standards, which may result in unavailability of material information about issuers; and less developed. Foreign investment in the securities markets of certain foreign countries is restricted or controlled to varying degrees. These restrictions or controls may at times limit or preclude investment in certain securities and may increase the costs and expenses of the Fund.

Currency Risk—Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Derivatives Risk—The Fund may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected in the statement of assets and liabilities.

Leverage Risk—When the Fund borrows money or otherwise leverages its investments, its performance may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s investments. The Fund may create leverage through the use of reverse repurchase arrangements, forward currency exchange contracts, forward commitments, dollar rolls or futures or by borrowing money. The use of other types of derivative instruments by the Fund, such as options and swaps, may also result in a form of leverage. Leverage may result in higher returns to the Fund than if the Fund were not leveraged, but may also adversely affect returns, particularly if the market is declining.

Leverage may result in higher returns to the Fund than if the Fund were not leveraged, but may also adversely affect returns, particularly if the market is declining. The risks of leverage also include potentially a higher volatility of the NAV of the common stock, potentially more volatility in the market value of the common stock and the relatively greater effect on the NAV of the common stock caused by the favorable or adverse changes in portfolio security values or currency exchange rates. In addition, changes in the interest rate environment can increase or decrease shareholder returns. The Fund maintains asset coverage of at least 300% with respect to borrowings.

To the extent that the current interest rate on the Fund’s indebtedness approaches the net return on the leveraged portion of the Fund’s investment portfolio, then the benefit to the shareholders will be reduced. If the rate on indebtedness were to exceed the net return on the same portion of the portfolio, then this would result in a lower rate of return for the shareholders.

114 | ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

Similarly, the use of leverage in a declining market can advance the decrease of the Fund’s NAV more so than if the Fund were not leveraged, which would likely be reflected in a greater decline in the market price for shares of common stock than if the Fund were not leveraged. In extreme cases, if the Fund’s current investment income were not sufficient to meet interest payments on indebtedness or if the Fund failed to maintain the asset coverage required by the 1940 Act, then it could be necessary for the Fund to liquidate certain investments at a time when it may be disadvantageous to do so. The use of derivative instruments by the Fund, such as forwards, futures, options and swaps, may result in a form of leverage.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

NOTE F

Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended March 31, 2019 and March 31, 2018 were as follows:

	2019	2018
Distributions paid from:
Ordinary income	$64,534,426	$71,764,491

Total taxable distributions paid	64,534,426	71,764,491
Tax return of capital	7,795,027	564,962

Total distributions paid	$72,329,453	$72,329,453

As of March 31, 2018, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Accumulated capital losses	$(27,554,096	)(a)
Other losses	(5,715,744	)(b)
Unrealized appreciation/(depreciation)	(32,160,021	)(c)

Total accumulated earnings/(deficit)	$(65,429,861	)(d)

(a)	As of March 31, 2019, the Fund had a net capital loss carryforward of $27,554,096.

(b)	As of March 31, 2019, the fund had a qualified late-year ordinary loss deferral of $5,715,744.

(c)

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the recognition for tax purposes of unrealized gains/losses on certain derivative instruments, the tax treatment of swaps, the tax deferral of losses on wash sales, the tax treatment of partnership investments, and the tax treatment of Grantor Trusts.

(d)	The difference between book-basis and tax-basis components of accumulated earnings/(deficit) are attributable primarily to the tax treatment of defaulted securities.

abfunds.com	ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND | 115

NOTES TO FINANCIAL STATEMENTS (continued)

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of March 31, 2019, the Fund had a net short-term capital loss carryforward of $4,507,480 and a net long-term capital loss carryforward of $23,046,616, which may be carried forward for an indefinite period.

During the current fiscal year, permanent differences primarily due to contributions from the Adviser resulted in a net decrease in accumulated loss and a net decrease in additional paid-in capital. These reclassifications had no effect on net assets.

NOTE G

Recent Accounting Pronouncements

In March 2017, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2017-08, Receivables—Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities which amends the amortization period for certain purchased callable debt securities held at a premium, shortening such period to the earliest call date. The ASU 2017-08 does not require any accounting change for debt securities held at a discount; the discount continues to be amortized to maturity. The ASU 2017-08 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. At this time, management is evaluating the implications of these changes on the financial statements.

In August 2018, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2018-13, Fair Value Measurement (Topic 820), Disclosure Framework-Changes to the Disclosure Requirements for Fair Value Measurement which removes, modifies and adds disclosures to Topic 820. The amendments in this ASU 2018-13 (“ASU”) apply to all entities that are required, under existing U.S. GAAP, to make disclosures about recurring or nonrecurring fair value measurements. The amendments in this ASU are effective for all entities for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Management has evaluated the impact of the amendments and elected to early adopt the ASU. The adoption of this ASU did not have a material impact on the disclosure and presentation of the financial statements of the Fund.

In October 2018, the U.S. Securities and Exchange Commission adopted amendments to certain disclosure requirements included in Regulation S-X that had become “redundant, duplicative, overlapping, outdated or superseded, in light of the other Commission disclosure requirements, GAAP or

116 | ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

changes in the information environment.” The compliance date for the amendments to Regulation S-X was November 5, 2018 (for reporting period end dates of September 30, 2018 or after). Management has adopted the amendments which simplified certain disclosure requirements on the financial statements.

NOTE H

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

abfunds.com	ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND | 117

FINANCIAL HIGHLIGHTS

Selected Data For A Share of Capital Stock Outstanding Throughout Each Period

Year Ended March 31,
2019	2018	2017	2016	2015

Net asset value, beginning of period	$ 13.56	$ 13.87	$ 12.64	$ 14.01	$ 15.19

Income From Investment Operations

Net investment income(a)	.75	.83	.82	.89	1.00

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.52)	(.30)	1.36	(1.15)	(.74)

Contributions from Affiliates	.00	(b)	– 0	–	.00	(b)	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	.23	.53	2.18	(.26)	.26

Less: Dividends and Distributions

Dividends from net investment income	(.75)	(.83)	(.95)	(1.11)	(1.21)

Return of capital	(.09)	(.01)	– 0	–	– 0	–	– 0	–

Distributions from net realized gain on investment and foreign currency transactions	– 0	–	– 0	–	– 0	–	– 0	–	(.23)

Total dividends and distributions	(.84)	(.84)	(.95)	(1.11)	(1.44)

Net asset value, end of period	$ 12.95	$ 13.56	$ 13.87	$ 12.64	$ 14.01

Market value, end of period	$ 11.59	$ 11.89	$ 12.58	$ 11.66	$ 12.57

(Discount), end of period	(10.50)%	(12.32)%	(9.30)%	(7.75)%	(10.28)%

Total Return

Total investment return based on:(c)

Market value	4.91%	.95%	16.47%	2.20%	(5.20)%

Net asset value	2.78%	4.42%	18.46%	(.59)%	2.68%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$1,116,970	$1,169,161	$1,195,920	$1,090,255	$1,207,977

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)†	1.04%	1.05%	1.04%	1.01%	1.01%

Expenses, before waivers/reimbursements(d)(e)†	1.05%	1.05%	1.04%	1.01%	1.01%

Net investment income	5.72%	5.99%	6.14%	6.81%	6.76%

Portfolio turnover rate	40%	34%	48%	42%	48%

† Expense ratios exclude the estimated acquired fund fees of affiliated/unaffiliated underlying
portfolios	.01%	.00%	.00%	.00%	.00%

See footnote summary on page 119.

118 | ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND	abfunds.com

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share of Capital Stock Outstanding Throughout Each Period

(a)	Based on average shares outstanding.

(b)	Amount is less than $0.005.

(c)

Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s Dividend Reinvestment Plan. Generally, Total investment return based on net asset value will be higher than total investment return based on market value to the net asset value from the beginning to the end of such periods. Conversely, total investment return based on net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods. Total investment return calculated for a period of less than one year is not annualized.

(d)	The expense ratios presented below exclude interest expense:

	Year Ended March 31,
	2019	2018	2017	2016	2015
Net of waivers/reimbursements	.99%	.99%	.99%	.98%	1.00%
Before waivers/reimbursements	1.00%	.99%	.99%	.98%	1.00%

(e)

In connection with the Fund’s investments in affiliated underlying portfolios, the Fund incurs no direct expenses but bears proportionate share of the fees and expenses (i.e. operating, administrative and investment advisory fees) of the affiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Fund in an amount equal to the Fund’s pro rata share of certain acquired fund fees and expenses, and for the year ended March 31, 2019, such waiver amounted to 0.01%.

See notes to financial statements.

abfunds.com	ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND | 119

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of

AllianceBernstein Global High Income Fund, Inc.

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of AllianceBernstein Global High Income Fund, Inc. (the “Fund”), including the portfolio of investments, as of March 31, 2019, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund at March 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation

120 | ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND	abfunds.com

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM (continued)

of securities owned as of March 31, 2019, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more of the AB investment companies since 1968.

New York, New York

May 28, 2019

abfunds.com	ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND | 121

2019 FEDERAL TAX INFORMATION

(unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during the taxable year ended March 31, 2019. For corporate shareholders, .98% of dividends paid qualify for the dividends received deduction. For foreign shareholders, 59.19% of ordinary dividends paid may be considered to be qualifying to be taxed as interest-related dividends. For individual shareholders, the Fund designates ..99% of dividends paid as qualified dividend income.

Shareholders should not use the above information to prepare their income tax returns. The information necessary to complete your income tax returns will be included with your Form 1099-DIV which will be sent to you separately in January 2020.

122 | ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND	abfunds.com

ADDITIONAL INFORMATION

(unaudited)

AllianceBernstein Global High Income Fund

Shareholders whose shares are registered in their own names will automatically be participants in the Dividend Reinvestment Plan (the “Plan”), pursuant to which distributions to shareholders will be paid in or reinvested in additional shares of the Fund, unless they elect to receive cash. Computershare Trust Company N.A. (the “Agent”) will act as agent for participants under the Plan. Shareholders whose shares are held in the name of a broker or nominee should contact such broker or nominee to determine whether or how they may participate in the Plan.

If the Board declares a distribution payable either in shares or in cash, as holders of the Common Stock may have elected, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in shares of Common Stock of the Fund valued as follows:

(i)

If the shares of Common Stock are trading at net asset value or at a premium above net asset value at the time of valuation, the Fund will issue new shares at the greater of net asset value or 95% of the then current market price.

(ii)

If the shares of Common Stock are trading at a discount from net asset value at the time of valuation, the Agent will receive the distribution in cash and apply it to the purchase of the Fund’s shares of Common Stock in the open market on the New York Stock Exchange or elsewhere, for the participants’ accounts. Such purchases will be made on or shortly after the payment date for such distribution and in no event more than 30 days after such date except where temporary curtailment or suspension of purchase is necessary to comply with Federal securities laws. If, before the Agent has completed its purchases, the market price exceeds the net asset value of a share of Common Stock, the average purchase price per share paid by the Agent may exceed the net asset value of the Fund’s shares of Common Stock, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund.

The Agent will maintain all shareholders’ accounts in the Plan and furnish written confirmation of all transactions in the account, including information needed by shareholders for tax records. Shares in the account of each Plan participant will be held by the Agent in non-certificate form in the name of the participant, and each shareholder’s proxy will include those shares purchased or received pursuant to the Plan.

abfunds.com	ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND | 123

ADDITIONAL INFORMATION (continued)

There will be no charges with respect to shares issued directly by the Fund to satisfy the dividend reinvestment requirements. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Agent’s open market purchases of shares.

The automatic reinvestment of distributions will not relieve participants of any income taxes that may be payable (or required to be withheld) on distributions.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to written notice of the change sent to participants in the Plan at least 90 days before the record date for such dividend or distribution. The Plan may also be amended or terminated by the Agent on at least 90 days written notice to participants in the Plan. All correspondence concerning the Plan should be directed to the Agent at Computershare Trust Company N.A., P.O. Box 30170 College Point, TX 77842-3170.

124 | ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND	abfunds.com

RESULTS OF STOCKHOLDER MEETING

(unaudited)

A Special Meeting of Stockholders of AllianceBernstein Global High Income Fund, Inc. (“the Fund”) was held on October 11, 2018. A description of the proposal and number of shares voted at the Meeting are as follows:

To vote upon the approval of new advisory agreements for the Fund with AllianceBernstein L.P.

Voted For:	Voted Against:	Abstain:	Broker Non-Votes:
32,316,873	1,314,670	1,012,741	– 0 –

The annual meeting of Stockholders of the Fund was held on March 27, 2019. A description of the proposal and number of shares voted at the Meeting are as follows:

To elect Directors for a term of three years and until his or her successor is duly elected and qualifies.

Class One (term expires 2021)

Director:	Voted For:	Authority Withheld:
Michael J. Downey	71,944,013	5,920,193
Nancy P. Jacklin	73,065,861	4,798,345

abfunds.com	ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND | 125

BOARD OF DIRECTORS

Marshall C. Turner, Jr.(1), Chairman

Michael J. Downey(1)

Nancy P. Jacklin(1)

Robert M. Keith, President and Chief Executive Officer

Carol C. McMullen(1)

Garry L. Moody(1)

Earl D. Weiner(1)

OFFICERS

Paul J. DeNoon(2),*, Vice President

Gershon M. Distenfeld(2), Vice President

Shamaila Khan(2), Vice President

Matthew S. Sheridan(2), Vice President

Douglas J. Peebles(2), Vice President

Emilie D. Wrapp, Secretary

Michael B. Reyes, Senior Analyst

Joseph J. Mantineo, Treasurer and Chief Financial Officer

Stephen M. Woetzel, Controller

Vincent S. Noto, Chief Compliance Officer

Administrator

AllianceBernstein, L.P.

1345 Avenue of the Americas

New York, NY 10105

Custodian and Accounting Agent

Brown Brothers Harriman & Co.

50 Post Office Square

Boston, MA 02110

Dividend Paying Agent,

Transfer Agent and Registrar

Computershare Trust Company, N.A.

P.O. Box 30170

College Point, TX 77842-3170

Independent Registered Public Accounting Firm Ernst & Young LLP 5 Times Square New York, NY 10036 Legal Counsel Seward & Kissel LLP One Battery Park Plaza New York, NY 10004

*	Mr. DeNoon is expected to retire from the Adviser effective January 1, 2020.

1	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

2

The day-to-day management of, and investment decisions for, the Fund’s portfolio are made by the Global Fixed-Income: Emerging Market Investment Team. While all members of the team work jointly to determine the majority of the investment strategy including stock selection for the Fund, Messrs. DeNoon, Distenfeld, Peebles, Sheridan and Ms. Khan, members of the Global Fixed-Income: Emerging Market Investment Team, are primarily responsible for the day-to-day management of the Fund’s portfolio.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase from time to time at market prices shares of its Common Stock in the open market.

This report, including the financial statements herein, is transmitted to the shareholders of AllianceBernstein Global High Income Fund for their information. The financial information included herein is taken from the records of the Fund. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

Annual Certifications—As required, on May 1, 2019, the Fund submitted to the New York Stock Exchange (“NYSE”) the annual certification of the Fund’s Chief Executive Officer certifying that he is not aware of any violation of the NYSE’s Corporate Governance listing standards. The Fund also has included the certifications of the Fund’s Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act of 2002 as exhibits to the Fund’s Form N-CSR filed with the Securities and Exchange Commission for the reporting period.

126 | ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND	abfunds.com

MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund’s Directors is set forth below.

NAME, ADDRESS* AND AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INTERESTED DIRECTOR

Robert M. Keith,# 1345 Avenue of the Americas New York, NY 10105 59 (2009)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”) and the head of AllianceBernstein Investments, Inc. (“ABI”) since July 2008; Director of ABI and President of the AB Mutual Funds. Previously, he served as Executive Managing Director of ABI from December 2006 to June 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of the Adviser’s institutional investment management business since 2004. Prior thereto, he was Managing Director and Head of North American Client Service and Sales in the Adviser’s institutional investment management business, with which he had been associated since prior to 2004.	92	None

abfunds.com	ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND | 127

MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS* AND AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS

Marshall C. Turner, Jr.,## Chairman of the Board 77 (2006)	Private Investor since prior to 2014. Former Chairman and CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing). He has extensive operating leadership, and venture capital investing experience, including five interim or full-time CEO roles, and prior service as general partner of institutional venture capital partnerships. He also has extensive non-profit board leadership experience, and currently serves on the boards of two education and science-related non-profit organizations. He has served as a director of one AB Fund since 1992, and director or trustee of multiple AB Funds since 2005. He has been Chairman of the AB Funds since January 2014, and Chairman of the Independent Directors Committee of such AB Funds since February 2014.	92	Xilinx, Inc. (programmable logic semi-conductors) since 2007

Michael J. Downey,## 75 (2005)	Private Investor since prior to 2014. Formerly, Chairman of The Asia Pacific Fund, Inc. (registered investment company) since prior to 2014 until January 2019; managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. He served as a Director of Prospect Acquisition Corp. (financial services) from 2007 until 2009. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities Inc. He has served as a director or trustee of the AB Funds since 2005.	92	None

128 | ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND	abfunds.com

MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS* AND AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)

Nancy P. Jacklin,## 71 (2006)	Private Investor since prior to 2014. Professorial Lecturer at the Johns Hopkins School of Advanced International Studies (2008-2015). U.S. Executive Director of the International Monetary Fund (which is responsible for ensuring the stability of the international monetary system), (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AB Funds since 2006 and has been Chair of the Governance and Nominating Committees of the AB Funds since August 2014.	92	None

abfunds.com	ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND | 129

MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS* AND AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)

Carol C. McMullen,## 63 (2016)	Managing Director of Slalom Consulting (consulting) since 2014, private investor and member of the Partners Healthcare Investment Committee. Formerly, Director of Norfolk & Dedham Group (mutual property and casualty insurance) from 2011 until November 2016; Director of Partners Community Physicians Organization (healthcare) from 2014 until December 2016; and Managing Director of The Crossland Group (consulting) from 2012 until 2013. She has held a number of senior positions in the asset and wealth management industries, including at Eastern Bank (where her roles included President of Eastern Wealth Management), Thomson Financial (Global Head of Sales for Investment Management), and Putnam Investments (where her roles included Head of Global Investment Research). She has served on a number of private company and non-profit boards, and as a director or trustee of the AB Funds since June 2016.	92	None

130 | ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND	abfunds.com

MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS* AND AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)

Garry L. Moody,## 67 (2008)	Independent Consultant. Formerly, Partner, Deloitte & Touche LLP (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993-1995), where he was responsible for accounting, pricing, custody and reporting for the Fidelity mutual funds; and Partner, Ernst & Young LLP (1975-1993), where he served as the National Director of Mutual Fund Tax Services and Managing Partner of its Chicago Office Tax department. He is a member of the Trustee Advisory Board of BoardIQ, a biweekly publication focused on issues and news affecting directors of mutual funds. He has served as a director or trustee, and as Chairman of the Audit Committees, of the AB Funds since 2008.	92	None

Earl D. Weiner,## 79 (2007)	Of Counsel, and Partner prior to January 2007, of the law firm Sullivan & Cromwell LLP and is a former member of the ABA Federal Regulation of Securities Committee Task Force to draft editions of the Fund Director’s Guidebook. He also serves as a director or trustee of various non-profit organizations and has served as Chairman or Vice Chairman of a number of them. He has served as a director or trustee of the AB Funds since 2007 and served as Chairman of the Governance and Nominating Committees of the AB Funds from 2007 until August 2014.	92	None

abfunds.com	ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND | 131

MANAGEMENT OF THE FUND (continued)

*	The address for each of the Fund’s disinterested Directors is c/o AllianceBernstein L.P., Attention: Legal and Compliance Department—Mutual Fund Legal, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Directors.

***

The information above includes each Director’s principal occupation during the last five years and other information relating to the experience, attributes and skills relevant to each Director’s qualifications to serve as a Director, which lead to the conclusion that each Director should serve as a Director for the Fund.

#	Mr. Keith is an “interested person” of the Fund, as defined in the 1940 Act, due to his position as a Senior Vice President of the Adviser.

##	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

132 | ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND	abfunds.com

MANAGEMENT OF THE FUND (continued)

Officer Information

Certain information concerning the Fund’s Officers is listed below.

NAME, ADDRESS* AND AGE	POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
Robert M. Keith, 59	President and Chief Executive Officer	See biography above.

Paul J. DeNoon, 57	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2014.

Gershon M. Distenfeld 43	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2014. He is also co-Head of Fixed-Income.

Shamaila Khan 48	Vice President	Senior Vice President of the Adviser**, with which she has been associated since prior to 2014. She is also Director of Emerging Market Debt.

Matthew Sheridan 44	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2014.

Douglas J. Peebles 53	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2014. He is also Chief Investment Officer of AB Fixed-Income.

Emilie D. Wrapp, 63	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI**, with which she has been associated since prior to 2014.

Michael B. Reyes, 42	Senior Analyst	Vice President of the Adviser**, with which he has been associated since prior to 2014.

Joseph J. Mantineo, 60	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”)**, with which he has been associated since prior to 2014.

Stephen M. Woetzel, 47	Controller	Senior Vice President of ABIS**, with which he has been associated since prior to 2014.

Vincent S. Noto 54	Chief Compliance Officer

Senior Vice President since 2015 and Mutual Fund Chief Compliance Officer of the Adviser** since 2014. Prior thereto, he was Vice President and Director of Mutual Fund Compliance of the Adviser** since 2012.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

abfunds.com	ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND | 133

Information Regarding the Review and Approval of the Fund’s Proposed New Advisory Agreement and Interim Advisory Agreement in the Context of Potential Assignments

As described in more detail in the Proxy Statement for Alliance California Municipal Income Fund, Inc. (“ACMIF”), AllianceBernstein Global High Income Fund, Inc. (“AGHIF”) and AllianceBernstein National Municipal Income Fund, Inc. (“ANMIF”) (each, a “Fund” and, collectively, the “Funds”) dated August 20, 2018, the Boards of the Funds, at a meeting held on July 31-August 2, 2018, approved new advisory agreements with the Adviser (the “Proposed Agreements”) for the Funds in connection with the planned disposition by AXA S.A. of its remaining shares of AXA Equitable Holdings, Inc. (the indirect holder of a majority of the partnership interests in the Adviser and the indirect parent of AllianceBernstein Corporation, the general partner of the Adviser) in one or more transactions and the related potential for one or more “assignments” (within the meaning of section 2(a)(4) of the Investment Company Act) of the advisory agreements for the Funds, resulting in the automatic termination of such advisory agreements.

At the same meeting, the Boards also considered and approved interim advisory agreements with the Adviser (the “Interim Advisory Agreements”) for the Funds, to be effective only in the event that stockholder approval of a Proposed Agreement had not been obtained as of the date of one or more transactions resulting in an “assignment” of the Adviser’s advisory agreements, resulting in the automatic termination of such advisory agreements.

The stockholders of AGHIF subsequently approved the Proposed Agreements at a special meeting of stockholders called for the purpose of voting on the Proposed Agreements.

A discussion regarding the basis for the Boards’ approvals at a meeting held on July 31-August 2, 2018 is set forth below.

At a meeting of the Boards held on July 31-August 2, 2018, the Adviser presented its recommendation that the Boards consider and approve the Proposed Agreements. Section 15(c) of the 1940 Act provides that, after an initial period, a Fund’s Current Agreement will remain in effect only if the Board, including a majority of the Independent Directors, annually reviews and approves it. Each of the Current Agreements had been approved by a Board within the one-year period prior to approval of its related Proposed Agreement. In connection with their approval of the Proposed Agreements, the Boards considered their conclusions in connection with their most recent approvals of the Current Agreements, including the Boards’ general satisfaction with the nature and quality of services being provided. The Directors also reviewed updated information provided by the Adviser in respect of each Fund. Also in connection with their approval of the Proposed Agreements, the Boards considered a representation made to

134 | ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND	abfunds.com

them at that time by the Adviser that there were no additional developments not already disclosed to the Boards since their most recent approvals of the Current Agreements that would be a material consideration to the Boards in connection with their consideration of the Proposed Agreements, except for matters disclosed to the Boards by the Adviser. The Directors considered the fact that each Proposed Agreement would have corresponding terms and conditions identical to those of the corresponding Current Agreement with the exception of the effective date and initial term under the Proposed Agreement.

The Directors considered their knowledge of the nature and quality of the services provided by the Adviser to each Fund gained from their experience as directors or trustees of registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the Directors and its responsiveness, frankness and attention to concerns raised by the Directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the Funds. The Directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of each Fund.

The Directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the Directors evaluated, among other things, the reasonableness of the management fees of the Funds they oversee. The Directors did not identify any particular information that was all-important or controlling, and different Directors may have attributed different weights to the various factors. The Directors determined that the selection of the Adviser to manage the Funds, and the overall arrangements between the Funds and the Adviser, as provided in the Proposed Agreements, including the management fees, were fair and reasonable in light of the services performed under the Current Agreements and to be performed under the Proposed Agreements, expenses incurred and to be incurred and such other matters as the Directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the Directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The Directors considered the scope and quality of services to be provided by the Adviser under the Proposed Agreements, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Funds. They also considered the information that had been provided to them by the Adviser concerning the anticipated implementation of the Plan and the Adviser’s

abfunds.com	ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND | 135

representation that it did not anticipate that such implementation would affect the management or structure of the Adviser, have a material adverse effect on the Adviser, or adversely affect the quality of the services provided to the Funds by the Adviser and its affiliates. The Directors noted that the Adviser from time to time reviews each Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the Directors’ consideration. They also noted the professional experience and qualifications of each Fund’s portfolio management team and other senior personnel of the Adviser. The Directors also considered that the Proposed Agreements for ACMIF and ANMIF, similar to the corresponding Current Agreements, provide that such Funds will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Funds by employees of the Adviser or its affiliates, and that the Adviser receives similar reimbursements from AGHIF pursuant to a separate Administration Agreement with AGHIF. The Directors noted that historically, including in the most recent fiscal year of ACMIF and ANMIF, the Adviser has not requested such reimbursements. The Directors noted that the methodology to be used to determine the reimbursement amounts for AGHIF had been reviewed by an independent consultant retained by the Funds’ former Senior Officer/Independent Compliance Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Funds’ other service providers, also was considered. The Directors of each Fund concluded that, overall, they were satisfied with the nature, extent and quality of services to be provided to the Funds under the Proposed Agreement for the Fund.

Costs of Services to be Provided and Profitability

The Directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of each Fund to the Adviser for calendar years 2016 and 2017 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Funds’ former Senior Officer/Independent Compliance Officer. The Directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The Directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with a Fund, including those relating to its subsidiary that provides shareholder services to the Fund. The Directors recognized that it is difficult to make comparisons of the profitability of the Proposed Agreements with the profitability of fund advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The Directors focused on the profitability of the Adviser’s relationship with each Fund before taxes. The Directors concluded that the Adviser’s level of profitability from its relationship with each Fund was not unreasonable.

136 | ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND	abfunds.com

Fall-Out Benefits

The Directors considered the other benefits to the Adviser and its affiliates from their relationships with the Funds, including, but not limited to, benefits relating to shareholder servicing fees paid by the Funds to a wholly owned subsidiary of the Adviser. The Directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The Directors understood that the Adviser also might derive reputational and other benefits from its association with the Funds.

Investment Results

In addition to the information reviewed by the Directors in connection with the Board meeting at which the Proposed Agreements were approved, the Directors receive detailed performance information for the Funds at each regular Board meeting during the year.

The Boards’ consideration of each Proposed Agreement was informed by their most recent approval of the related Current Agreement. On the basis of this review, the Directors concluded that each Fund’s investment performance was acceptable.

Management Fees and Other Expenses

The Directors considered the management fee rate (and, in the case of AGHIF, the combined management fee and administrative fee) payable by each Fund to the Adviser and information prepared by an independent service provider (the ‘‘15(c) provider’’) concerning management fee rates payable by other funds in the same category as the Fund. The Directors recognized that it is difficult to make comparisons of management fees because there are variations in the services that are included in the fees paid by other funds. The Directors compared each Fund’s contractual management fee rate with a peer group median.

The Adviser informed the Directors that there were no institutional products managed by the Adviser that have a substantially similar investment style as the Funds.

With respect to each Fund’s management fee, the Directors considered the total expense ratios of the Fund in comparison to a peer group selected by the 15(c) service provider. The Directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to a Fund by others.

The Boards’ consideration of each Proposed Agreement was informed by their most recent approval of the related Current Agreement. On the basis of this review, the Directors concluded that each Fund’s expense ratio was acceptable.

abfunds.com	ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND | 137

Economies of Scale

The management fee schedules for the Funds do not contain breakpoints that reduce the fee rates on assets above specified levels. The Directors considered that the Funds are closed-end fixed-income funds and were not expected to have meaningful asset growth (absent a rights offering or an acquisition). In such circumstances, the Directors did not view the potential for realization of economies of scale as a Fund’s assets grow to be a material factor in their deliberations. They noted that, if a Fund’s net assets were to increase materially, they would review whether potential economies of scale were being realized.

Interim Advisory Agreements

In approving the Interim Advisory Agreements, the Boards, with the assistance of independent counsel, considered similar factors to those considered in approving the Proposed Agreements. The Interim Advisory Agreements approved by the Boards are identical to the Proposed Agreements, as well as the Current Agreements, in all material respects except for their proposed effective and termination dates and provisions intended to comply with the requirements of the relevant SEC rule, such as provisions requiring escrow of advisory fees. Under the Interim Advisory Agreements, the Adviser would continue to manage a Fund pursuant to an Interim Advisory Agreement until a new advisory agreement was approved by stockholders or until the end of the 150-day period, whichever would occur earlier. All fees earned by the Adviser under an Interim Advisory Agreement would be held in escrow pending stockholder approval of the Proposed Agreement. Upon approval of a new advisory agreement by stockholders, the escrowed management fees would be paid to the Adviser, and the Interim Advisory Agreement would terminate.

Information Regarding the Review and Approval of the Fund’s Current Advisory and Administration Agreements

The disinterested directors (the “directors”) of AllianceBernstein Global High Income Fund, Inc. (the “Fund”) unanimously approved the continuance of the Fund’s Advisory Agreement with the Adviser and the continuance of the Fund’s Administration Agreement with the Adviser (in such capacity, the “Administrator”) at a meeting held on November 6-8, 2018 (the “Meeting”).

Prior to approval of the continuance of the Advisory Agreement and the Administration Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement and Administration Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed additional materials, including materials from an outside consultant, who acted as their independent fee consultant, and comparative analytical data prepared by the Senior Analyst for the Fund. The directors also discussed the proposed continuance in private sessions with counsel.

138 | ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND	abfunds.com

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the Fund.

The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the Administrator to provide administrative services to the Fund and the overall arrangements (i) between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee and (ii) between the Fund and the Administrator, as provided in the Administration Agreement, including the administration fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement and by the Administrator under the Administration Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund and the resources the Administrator has devoted to providing services to the Fund. The directors noted that the Adviser from time to time reviews the Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the directors’ consideration. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors noted that the Adviser receives reimbursements for certain clerical, accounting, administrative and other services provided to the Fund by the Adviser pursuant to the Administration Agreement. The directors noted that the methodology used to determine the reimbursement amounts had

abfunds.com	ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND | 139

been reviewed by an independent consultant retained by the Fund’s former Senior Officer/Independent Compliance Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement and the Administration Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser (including in its capacity as Administrator) for calendar years 2016 and 2017 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Fund’s former Senior Officer/Independent Compliance Officer. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiary that provides shareholder services to the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of fund advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes. The directors concluded that the Adviser’s level of profitability from its relationship with the Fund was not unreasonable.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund, including, but not limited to, benefits relating to shareholder servicing fees paid by the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed performance information prepared by an independent service provider (the “15(c) service provider”), showing the Fund’s performance against a group of similar funds (“peer group”) and a larger group of similar funds (“peer universe”), each selected by the

140 | ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND	abfunds.com

15(c) service provider, and information prepared by the Adviser showing the Fund’s performance against a broad-based securities market index, in each case for the 1-, 3-, 5- and 10-year periods ended July 31, 2018. Based on their review, the directors concluded that the Fund’s investment performance was acceptable.

Advisory Fees and Other Expenses

The directors considered the management fee rate payable by the Fund (the combined advisory fee payable to the Adviser and administration fee payable to the Administrator) and information prepared by the 15(c) service provider concerning advisory fee rates payable by other funds in the same category as the Fund. They compared the combined advisory and administration fees payable by the Fund to the advisory fees of other funds where there is no separate administrator. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees payable by other funds. The directors compared the Fund’s contractual total management fee rate (the combined advisory fee payable to the Adviser plus the administration fee payable to the Administrator) with a peer group median. The directors noted that the total management fee rate was expressed as a percentage of net assets and would have been lower if expressed as a percentage of average total assets (i.e., net assets plus assets supported by leverage).

The directors also compared the Fund’s contractual advisory fee rate with the fee rate charged by the Adviser for advising an open-end high income fund that also invested globally, and noted historical differences in their fee structures.

The Adviser informed the directors that there were no institutional products managed by the Adviser that have a substantially similar investment style as the Fund.

In connection with their review of the Fund’s advisory fee, the directors also considered the total expense ratio of the Fund in comparison to a peer group selected by the 15(c) service provider. The expense ratio of the Fund was based on the Fund’s latest fiscal year. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. Based on their review, the directors concluded that the Fund’s expense ratio was acceptable.

Economies of Scale

The advisory fee schedule for the Fund does not contain breakpoints that reduce the fee rates on assets above specified levels. The directors

abfunds.com	ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND | 141

considered that the Fund is a closed-end fixed-income fund and was not expected to have meaningful asset growth (absent a rights offering or an acquisition). In such circumstances, the directors did not view the potential for realization of economies of scale as the Fund’s assets grow to be a material factor in their deliberations. They noted that, if the Fund’s net assets were to increase materially, they would review whether potential economies of scale were being realized.

142 | ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND	abfunds.com

This page is not part of the Shareholder Report or the Financial Statements.

AB FAMILY OF FUNDS

US EQUITY

US CORE

Core Opportunities Fund

FlexFee™ US Thematic Portfolio

Select US Equity Portfolio

US GROWTH

Concentrated Growth Fund

Discovery Growth Fund

FlexFee™ Large Cap Growth Portfolio

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

US VALUE

Discovery Value Fund

Equity Income Fund

Relative Value Fund

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/ GLOBAL EQUITY

INTERNATIONAL/ GLOBAL CORE

FlexFee™ International Strategic Core Portfolio

Global Core Equity Portfolio

International Portfolio

International Strategic Core Portfolio

Sustainable Global Thematic Fund

Tax-Managed International Portfolio

Tax-Managed Wealth Appreciation Strategy

Wealth Appreciation Strategy

INTERNATIONAL/ GLOBAL GROWTH

Concentrated International Growth Portfolio

FlexFee™ Emerging Markets Growth Portfolio

INTERNATIONAL/ GLOBAL EQUITY (continued)

Sustainable International Thematic Fund

INTERNATIONAL/ GLOBAL VALUE

All China Equity Portfolio

International Value Fund

FIXED INCOME

MUNICIPAL

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

TAXABLE

Bond Inflation Strategy

FlexFee™ High Yield Portfolio

FlexFee™ International Bond Portfolio

Global Bond Fund

High Income Fund

Income Fund

Intermediate Bond Portfolio

Limited Duration High Income Portfolio

Short Duration Portfolio

ALTERNATIVES

All Market Real Return Portfolio

Global Real Estate Investment Fund

Select US Long/Short Portfolio

Unconstrained Bond Fund

MULTI-ASSET

All Market Income Portfolio

All Market Total Return Portfolio

Conservative Wealth Strategy

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

Tax-Managed All Market Income Portfolio

TARGET-DATE

Multi-Manager Select Retirement Allocation Fund

Multi-Manager Select 2010 Fund

Multi-Manager Select 2015 Fund

Multi-Manager Select 2020 Fund

Multi-Manager Select 2025 Fund

Multi-Manager Select 2030 Fund

Multi-Manager Select 2035 Fund

Multi-Manager Select 2040 Fund

Multi-Manager Select 2045 Fund

Multi-Manager Select 2050 Fund

Multi-Manager Select 2055 Fund

Multi-Manager Select 2060 Fund

CLOSED-END FUNDS

Alliance California Municipal Income Fund

AllianceBernstein Global High Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Government Money Market Portfolio, which serves as the money market fund exchange vehicle for the AB mutual funds. You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

abfunds.com	ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND | 143

NOTES

144 | ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND	abfunds.com

Privacy Notice

AllianceBernstein and its affiliates (collectively referred to as “AllianceBernstein”, “we”, “our”, and similar pronouns) understand the importance of maintaining the confidentiality and security of our clients’ nonpublic personal information. Nonpublic personal information is personally identifiable financial information about our clients who are natural persons. To provide financial products and services to our clients, we collect nonpublic personal information from a variety of sources, including: (1) information we receive from clients, such as through applications or other forms, which can include a client’s name, address, phone number, social security number, assets, income and other household information, (2) information about client transactions with us, our affiliates and non-affiliated third parties, which can include account balances and transactions history, and (3) information from visitors to our websites provided through online forms, site visitorship data and online information-collecting devices known as “cookies.”

We may disclose all of the nonpublic personal information that we collect about our current and former clients, as described above, to non-affiliated third parties to manage our business and as otherwise required or permitted by law, including those that perform transaction processing or servicing functions, marketing services providers that provide marketing services on our behalf pursuant to a joint marketing agreement, and professional services firms that provide knowledge-based services such as accountants, consultants, lawyers and auditors to help manage client accounts. We require all the third-party providers to adhere to our privacy policy or a functional equivalent.

We may also disclose the nonpublic personal information that we collect about current and former clients, as described above, to our affiliated investment, brokerage, service and insurance companies for the purpose of marketing their products or services to clients under circumstances that are permitted by law, such as if our affiliate has its own relationship with you. We have policies and procedures to ensure that certain conditions are met before an AllianceBernstein affiliated company may use information obtained from another affiliate to solicit clients for marketing purposes.

We will also use nonpublic personal information about our clients for our own internal analysis, analytics, research and development, and to improve and add to our client offerings.

We have policies and procedures designed to safeguard the confidentiality and security of nonpublic personal information about our clients that include restricting access to nonpublic personal information to personnel that have been screened and undergone security and privacy training; to personnel who need it to perform their work functions such as our operations, customer service, account management, finance, quality, vendor management and compliance teams as required to provide services, communicate with you and fulfill our legal obligations.

We employ reasonably designed physical, electronic and procedural safeguards to secure and protect client nonpublic personal information.

If you are in the European Economic Area (“EEA”) or Switzerland, we will comply with applicable legal requirements providing adequate protection for the transfer of personal information to recipients in countries outside of the EEA and Switzerland.

For more information, our Privacy Policy statement can be viewed here: https://www.alliancebernstein.com/abcom/Privacy_Terms/PrivacyPolicy.htm.

ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND

1345 Avenue of the Americas

New York, NY 10105

800 221 5672

GHI-0151-0319

ITEM 2. CODE OF ETHICS.

(a) The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer. A copy of the registrant’s code of ethics is filed herewith as Exhibit 12(a)(1).

(b) During the period covered by this report, no material amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(c) During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Directors has determined that independent directors William H. Foulk, Jr., Garry L. Moody and Marshall C. Turner, Jr. qualify as audit committee financial experts.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)—(c) The following table sets forth the aggregate fees billed by the independent auditor Ernst & Young LLP, for the Fund’s last two fiscal years for professional services rendered for: (i) the audit of the Fund’s annual financial statements included in the Fund’s annual report to stockholders; (ii) assurance and related services that are reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under (i), which include advice and education related to accounting and auditing issues and quarterly press release review (for those Funds that issue quarterly press releases), and preferred stock maintenance testing (for those Funds that issue preferred stock); and (iii) tax compliance, tax advice and tax return preparation.

		Audit Fees	Audit - Related Fees	Tax Fees
AB Global High Income Fund	2018	$154,767	$8,000	$29,601
	2019	$154,767	$8,000	$42,213

(d) Not applicable.

(e) (1) Beginning with audit and non-audit service contracts entered into on or after May 6, 2003, the Fund’s Audit Committee policies and procedures require the pre-approval of all audit and non-audit services provided to the Fund by the Fund’s independent registered public accounting firm. The Fund’s Audit Committee policies and procedures also require pre-approval of all audit and non-audit services provided to the Adviser and Service Affiliates to the extent that these services are directly related to the operations or financial reporting of the Fund.

(e) (2) All of the amounts for Audit Fees, Audit-Related Fees and Tax Fees in the table under Item 4 (a) – (c) are for services pre-approved by the Fund’s Audit Committee.

(f) Not applicable.

(g) The following table sets forth the aggregate non-audit services provided to the Fund, the Fund’s Adviser and entities that control, are controlled by or under common control with the Adviser that provide ongoing services to the Fund:

		All Fees for Non-Audit Services Provided to the Portfolio, the Adviser and Service Affiliates	Total Amount of Foregoing Column Pre- approved by the Audit Committee (Portion Comprised of Audit Related Fees) (Portion Comprised of Tax Fees)
AB Global High Income Fund	2018	$778,016	$37,601
			$(8,000)
			$(29,601)
	2019	$527,481	$50,213
			$(8,000)
			$(42,213)

(h) The Audit Committee of the Fund has considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Fund’s independent registered public accounting firm to the Adviser and Service Affiliates is compatible with maintaining the auditor’s independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The audit committee members are as follows:

Michael J. Downey William H. Foulk, Jr. Nancy P. Jacklin	Garry L. Moody Marshall C. Turner, Jr. Earl D. Weiner

ITEM 6. SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Statement of Policies and Procedures for

Proxy Voting

1.	INTRODUCTION

•

As an investment adviser, we are shareholder advocates and have a fiduciary duty to make investment decisions that are in our clients’ best interests by maximizing the value of their shares. Proxy voting is an integral part of this process, through which we support strong corporate governance structures, shareholder rights, and transparency.

•

We have an obligation to vote proxies in a timely manner and we apply the principles in this policy to our proxy decisions. We believe a company’s environmental, social and governance (“ESG”) practices may have a significant effect on the value of the company, and we take these factors into consideration when voting. For additional information regarding our ESG policies and practices, please refer to our firm’s Statement of Policy Regarding Responsible Investment (“RI Policy”).

•

This Proxy Voting and Governance Policy (“Proxy Voting and Governance Policy” or “Policy”), which outlines our policies for proxy voting and includes a wide range of issues that often appear on proxies, applies to all of AB’s investment management subsidiaries and investment services groups investing on behalf of clients globally. It is intended for use by those involved in the proxy voting decision-making process and those responsible for the administration of proxy voting (“Proxy Managers”), in order to ensure that our proxy voting policies and procedures are implemented consistently.

•	We sometimes manage accounts where proxy voting is directed by clients or newly-acquired subsidiary companies. In these cases, voting decisions may deviate from this Policy.

2.	RESEARCH UNDERPINS DECISION MAKING

•

As a research-driven firm, we approach our proxy voting responsibilities with the same commitment to rigorous research and engagement that we apply to all of our investment activities. The different investment philosophies utilized by our investment teams may occasionally result in different conclusions being drawn regarding certain proposals and, in turn, may result in the Proxy Manager making different voting decisions on the same proposal. Nevertheless, the Proxy Manager votes proxies with the goal of maximizing the value of the securities in client portfolios.

•

In addition to our firm-wide proxy voting policies, we have a Proxy Voting and Governance Committee (“Proxy Voting and Governance Committee” or “Committee”), which provides oversight and includes senior investment professionals from Equities, Legal personnel and Operations personnel. It is the responsibility of the Committee to evaluate and maintain proxy voting procedures and guidelines, to evaluate proposals and issues not covered by these guidelines, to consider changes in policy, and to review the Policy no less frequently than annually. In addition, the Committee meets at least three times a year and as necessary to address special situations.

RESEARCH SERVICES

•

We subscribe to the corporate governance and proxy research services of Institutional Shareholder Services Inc. (“ISS”). All our investment professionals can access these materials via the Proxy Manager and/or the Committee.

ENGAGEMENT

•

In evaluating proxy issues and determining our votes, we welcome and seek out the points of view of various parties. Internally, the Proxy Manager may consult the Committee, Chief Investment Officers, Portfolio Managers, and/or Research Analysts across our equities platforms, and Portfolio Managers in who’s managed accounts a stock is held. Externally, we may engage with companies in advance of their Annual General Meeting, and throughout the year. We believe engagement provides the opportunity to share our philosophy, our corporate governance values, and more importantly, affect positive change. Also, these meetings often are joint efforts between the investment professionals, who are best positioned to comment on company-specific details, and the Proxy Manager(s), who offer a more holistic view of governance practices and relevant trends. In addition, we engage with shareholder proposal proponents and other stakeholders to understand different viewpoints and objectives.

3. PROXY VOTING GUIDELINES

•

Our proxy voting guidelines are both principles-based and rules-based. We adhere to a core set of principles that are described in this Policy. We assess each proxy proposal in light of these principles. Our proxy voting “litmus test” will always be what we view as most likely to maximize long-term shareholder value. We believe that authority and accountability for setting and executing corporate policies, goals and compensation generally should rest with the board of directors and senior management. In return, we support strong investor rights that allow shareholders to hold directors and management accountable if they fail to act in the best interests of shareholders.

•

With this as a backdrop, our proxy voting guidelines pertaining to specific issues are set forth below. We generally vote proposals in accordance with these guidelines but, consistent with our “principles-based” approach to proxy voting, we may deviate from the guidelines if warranted by the specific facts and circumstances of the situation (i.e., if, under the circumstances, we believe that deviating from our stated policy is necessary to help maximize long-term shareholder value). In addition, these guidelines are not intended to address all issues that may appear on all proxy ballots. We will evaluate on a case-by-case basis any proposal not specifically addressed by these guidelines, whether submitted by management or shareholders, always keeping in mind our fiduciary duty to make voting decisions that, by maximizing long-term shareholder value, are in our clients’ best interests.

3.1	BOARD AND DIRECTOR PROPOSALS

Board Diversity (SHP)	CASE-BY-CASE

•

Board diversity is increasingly an important topic. In a number of European countries, legislation requires a quota of female directors. Other European countries have a comply-or-explain policy. We believe boards should develop, as a part of their refreshment and refreshment process, a framework for identifying diverse candidates. We believe diversity is broader than gender and should also take into consideration factors such as business experience, background, ethnicity, tenure and nationality. We evaluate these proposals on a case-by-case basis while examining a board’s current diversity profile and approach, and if there are other general governance concerns.

Establish New Board Committees and Elect Board Members with Specific Expertise (SHP)	CASE-BY-CASE

•

We believe that establishing committees should be the prerogative of a well-functioning board of directors. However, we may support shareholder proposals to establish additional board committees to address specific shareholder issues, including ESG issues. We consider on a case-by-case basis proposals that require the addition of a board member with a specific area of expertise.

Changes in Board Structure and Amending the Articles of Incorporation	FOR

•

Companies may propose various provisions with respect to the structure of the board of directors, including changing the manner in which board vacancies are filled, directors are nominated and the number of directors. Such proposals may require amending the charter or by-laws or may otherwise require shareholder approval. When these proposals are not controversial or meant as an anti-takeover device, which is generally the case, we vote in their favor. However, if we believe a proposal is intended as an anti-takeover device and diminishes shareholder rights, we generally vote against.

•	We may vote against directors for amending by-laws without seeking shareholder approval and/or restricting or diminishing shareholder rights.

Classified Boards	AGAINST

•

A classified board typically is divided into three separate classes. Each class holds office for a term of two or three years. Only a portion of the board can be elected or replaced each year. Because this type of proposal has fundamental anti-takeover implications, we generally oppose the adoption of classified boards unless there is a justifiable financial reason or an adequate sunset provision exists. However, where a classified board already exists, we will not oppose directors who sit on such boards for that reason. We may also vote against directors that fail to implement shareholder approved proposals to declassify boards that we previously supported.

Director Liability and Indemnification	CASE-BY-CASE

•

Some companies argue that increased indemnification and decreased liability for directors are important to ensure the continued availability of competent directors. However, others argue that the risk of such personal liability minimizes the propensity for corruption and recklessness.

•

We generally support indemnification provisions that are consistent with the local jurisdiction in which the company has been formed. We vote in favor of proposals adopting indemnification for directors with respect to acts conducted in the normal course of business. We also vote in favor of proposals that expand coverage for directors and officers where, despite an unsuccessful legal defense, we believe the director or officer acted in good faith and in the best interests of the company. We oppose indemnification for gross negligence.

Disclose CEO Succession Plan (SHP)	FOR

•

Proposals like these are often suggested by shareholders of companies with long-tenured CEOs and/or high employee turnover rates. Even though some markets might not require the disclosure of a CEO succession plan, we do think it is good business practice and will support these proposals.

Election of Directors	FOR

•

The election of directors is an important vote. We expect directors to represent shareholder interests at the company and maximize shareholder value. We generally vote in favor of the management-proposed slate of directors while considering a number of factors, including local market best practice. We believe companies should have a majority of independent directors and independent key committees. However, we will incorporate local market regulation and corporate governance codes into our decision making. We may support more progressive requirements than those implemented in a local market if we believe more progressive requirements may improve corporate governance practices. We will generally regard a director as independent if the director satisfies the criteria for independence (i) espoused by the primary exchange on which the company’s shares are traded, or (ii) set forth in the code we determine to be best practice in the country where the subject company is domiciled and may take into account affiliations, related-party transactions and prior service to the company,. We consider the election of directors who are “bundled” on a single slate to be a poor governance practice and vote on a case-by-case basis considering the amount of information available and an assessment of the group’s qualifications.

•	In addition:

We believe that directors have a duty to respond to shareholder actions that have received significant shareholder support. We may vote against directors (or withhold votes for directors if plurality voting applies) who fail to act on key issues. We oppose directors who fail to attend at least 75% of board meetings within a given year without a reasonable excuse.

We may consider the number of boards on which a director sits and/or their length of service on a particular board.

We may abstain or vote against (depending on a company’s history of disclosure in this regard) directors of issuers where there is insufficient information about the nominees disclosed in the proxy statement.

We may vote against directors for poor compensation, audit or governance practices including the lack of a formal key committee.

We may vote against directors for unilateral bylaw amendments that diminish shareholder rights.

•	We also may consider engaging company management (by phone, in writing and in person), until any issues have been satisfactorily resolved.

Controlled Company Exemption	CASE-BY-CASE

In certain markets, a different standard for director independence may be applicable for controlled companies, which are companies where more than 50% of the voting power is held by an individual, group or another company, or as otherwise defined by local market standards. We may take these local standards into consideration when determining the appropriate level of independence required for the board and key committees.

Exchanges in certain jurisdictions do not have a controlled company exemption (or something similar). In such a jurisdiction, if a company has a majority shareholder or group of related majority shareholders with a majority economic interest, we generally will not oppose that company’s directors simply because the board does not include a majority of independent members, although we may take local standards into consideration when determining the appropriate level of independence required for the board and key committees. We will, however, consider these directors in a negative light if the company has a history of violating the rights of minority shareholders.

Voting for Director Nominees in a Contested Election	CASE-BY-CASE

Votes in a contested election of directors are evaluated on a case-by-case basis with the goal of maximizing shareholder value.

Independent Lead Director (SHP)	FOR

•

We support shareholder proposals that request a company to amend its by-laws to establish an independent lead director, if the position of chairman is non-independent. We view the existence of a strong independent lead director, whose role is robust and includes clearly defined duties and responsibilities, such as the authority to call meetings and approve agendas, as a good example of the sufficient counter-balancing governance. If a company has such an independent lead director in place, we will generally oppose a proposal to require an independent board chairman, barring any additional board leadership concerns.

Limit Term of Directorship (SHP)	CASE-BY-CASE

•	These proposals seek to limit the term during which a director may serve on a board to a set number of years.

•

Accounting for local market practice, we generally consider a number of factors, such as overall level of board independence, director qualifications, tenure, board diversity and board effectiveness in representing our interests as shareholders, in assessing whether limiting directorship terms is in shareholders’ best interests. Accordingly, we evaluate these items case-by-case.

Majority of Independent[1] Directors (SHP)	FOR

•

Each company’s board of directors has a duty to act in the best interest of the company’s shareholders at all times. We believe that these interests are best served by having directors who bring objectivity to the company and are free from potential conflicts of interests. Accordingly, we support proposals seeking a majority of independent directors on the board while taking into consideration local market regulation and corporate governance codes.

Majority of Independent Directors on Key Committees (SHP)	FOR

•

In order to ensure that those who evaluate management’s performance, recruit directors and set management’s compensation are free from conflicts of interests, we believe that the audit[2], nominating/governance, and compensation committees should be composed of a majority of independent directors while taking into consideration local market regulation, corporate governance codes, and controlled company status.

Majority Votes for Directors (SHP)	FOR

•

We believe that good corporate governance requires shareholders to have a meaningful voice in the affairs of the company. This objective is strengthened if directors are elected by a majority of votes cast at an annual meeting rather than by the plurality method commonly used. With plurality voting a director could be elected by a single affirmative vote even if the rest of the votes were withheld.

•

We further believe that majority voting provisions will lead to greater director accountability. Therefore, we support shareholder proposals that companies amend their by-laws to provide that director nominees be elected by an affirmative vote of a majority of the votes cast, provided the proposal includes a carve-out to provide for plurality voting in contested elections where the number of nominees exceeds the number of directors to be elected.

Removal of Directors Without Cause (SHP)	FOR

•

Company by-laws sometimes define cause very narrowly, including only conditions of criminal indictment, final adverse adjudication that fiduciary duties were breached or incapacitation, while also providing shareholders with the right to remove directors only upon “cause”.

•

We believe that the circumstances under which shareholders have the right to remove directors should not be limited to those traditionally defined by companies as “cause”. We also believe that shareholders should have the right to conduct a vote to remove directors who fail to perform in a manner consistent with their fiduciary duties or representative of shareholders’ best interests. And, while we would prefer shareholder proposals that seek to broaden the definition of “cause” to include situations like these, we generally support proposals that would provide shareholders with the right to remove directors without cause.

Require Independent Board Chairman (SHP)	CASE-BY-CASE

•

We believe there can be benefits to an executive chairman and to having the positions of chairman and CEO combined as well as split. When the chair is non-independent the company must have sufficient counter-balancing governance in place, generally through a strong independent lead director. Also, for companies with smaller market capitalizations, separate chairman and CEO positions may not be practical.

3.2	COMPENSATION PROPOSALS

Pro Rata Vesting of Equity Compensation Awards-Change in Control (SHP)	CASE-BY-CASE

•

We examine proposals on the treatment of equity awards in the event of a change in control on a case-by-case basis. If a change in control is accompanied by termination of employment, often referred to as a double-trigger, we generally support accelerated vesting of equity awards. If, however, there is no termination agreement in connection with a change in control, often referred to as a single-trigger, we generally prefer pro rata vesting of outstanding equity awards.

Adopt Policies to Prohibit any Death Benefits to Senior Executives (SHP)	AGAINST

•

We view these bundled proposals as too restrictive and conclude that blanket restrictions on any and all such benefits, including the payment of life insurance premiums for senior executives, could put a company at a competitive disadvantage.

Advisory Vote to Ratify Directors’ Compensation (SHP)	FOR

•	Similar to advisory votes on executive compensation, shareholders may request a non-binding advisory vote to approve compensation given to board members. We generally support this item.

[1]

For purposes of this Policy, generally, we will consider a director independent if the director satisfies the independence definition set forth in the listing standards of the exchange on which the common stock is listed. However, we may deem local independence classification criteria insufficient.

[2]	Pursuant to the SEC rules, adopted pursuant to the Sarbanes-Oxley Act of 2002, as of October 31, 2004, each U.S. listed issuer must have a fully independent audit committee.

Amend Executive Compensation Plan Tied to Performance (Bonus Banking) (SHP)	AGAINST

•

These proposals seek to force a company to amend executive compensation plans such that compensation awards tied to performance are deferred for shareholder specified and extended periods of time. As a result, awards may be adjusted downward if performance goals achieved during the vesting period are not sustained during the added deferral period.

•

We believe that most companies have adequate vesting schedules and clawbacks in place. Under such circumstances, we will oppose these proposals. However, if a company does not have what we believe to be adequate vesting and/or clawback requirements, we decide these proposals on a case-by-case basis.

Approve Remuneration for Directors and Auditors	CASE-BY-CASE

•

We will vote on a case-by-case basis where we are asked to approve remuneration for directors or auditors. We will generally oppose performance-based remuneration for non-executive directors as this may compromise independent oversight. However, where disclosure relating to the details of such remuneration is inadequate or provided without sufficient time for us to consider our vote, we may abstain or vote against, depending on the adequacy of the company’s prior disclosures in this regard and the local market practice.

Approve Retirement Bonuses for Directors (Japan and South Korea)	CASE-BY-CASE

•

Retirement bonuses are customary in Japan and South Korea. Companies seek approval to give the board authority to grant retirement bonuses for directors and/or auditors and to leave the exact amount of bonuses to the board’s discretion. We will analyze such proposals on a case-by-case basis, considering management’s commitment to maximizing long-term shareholder value. However, when the details of the retirement bonus are inadequate or undisclosed, we may abstain or vote against.

Approve Special Payments to Continuing Directors and Auditors (Japan)	CASE-BY-CASE

•

In conjunction with the abolition of a company’s retirement allowance system, we will generally support special payment allowances for continuing directors and auditors if there is no evidence of their independence becoming impaired. However, when the details of the special payments are inadequate or undisclosed, we may abstain or vote against.

Disclose Executive and Director Pay (SHP)	CASE-BY-CASE

•

The United States Securities and Exchange Commissions (“SEC”) has adopted rules requiring increased and/or enhanced compensation-related and corporate governance-related disclosure in proxy statements and Forms 10-K. Similar steps have been taken by regulators in foreign jurisdictions. We believe the rules enacted by the SEC and various foreign regulators generally ensure more complete and transparent disclosure. Therefore, while we will consider them on a case-by-case basis (analyzing whether there are any relevant disclosure concerns), we generally vote against shareholder proposals seeking additional disclosure of executive and director compensation, including proposals that seek to specify the measurement of performance-based compensation, if the company is subject to SEC rules or similar rules espoused by a regulator in a foreign jurisdiction. Similarly, we generally support proposals seeking additional disclosure of executive and director compensation if the company is not subject to any such rules.

Executive and Employee Compensation Plans, Policies and Reports	CASE-BY-CASE

•

Compensation plans (“Compensation Plans”) usually are complex and are a major corporate expense, so we evaluate them carefully and on a case-by-case basis. In all cases, however, we assess each proposed Compensation Plan within the framework of four guiding principles, each of which ensures a company’s Compensation Plan helps to align the long-term interests of management with shareholders:

Valid measures of business performance tied to the firm’s strategy and shareholder value creation, which are clearly articulated and incorporate appropriate time periods, should be utilized;

Compensation costs should be managed in the same way as any other expense;

Compensation should reflect management’s handling, or failure to handle, any recent social, environmental, governance, ethical or legal issue that had a significant adverse financial or reputational effect on the company; and In granting compensatory awards, management should exhibit a history of integrity and decision-making based on logic and well thought out processes.

•

We may oppose plans which include, and directors who establish, compensation plan provisions deemed to be poor practice such as automatic acceleration of equity, or single-triggered, in the event of a change in control.

•

Although votes on compensation plans are by nature only broad indications of shareholder views, they do lead to more compensation-related dialogue between management and shareholders and help ensure that management and shareholders meet their common objective: maximizing shareholder value.

•	In markets where votes on compensation plans are not required for all companies, we will support shareholder proposals asking the board to adopt such a vote on an advisory basis.

•

Where disclosure relating to the details of Compensation Plans is inadequate or provided without sufficient time for us to consider our vote, we may abstain or vote against, depending on the adequacy of the company’s prior disclosures in this regard. Where appropriate, we may raise the issue with the company directly or take other steps.

Limit Executive Pay (SHP)	CASE-BY-CASE

•

We believe that management and directors, within reason, should be given latitude in determining the mix and types of awards offered to executive officers. We vote against shareholder proposals seeking to limit executive pay if we deem them too restrictive. Depending on our analysis of the specific circumstances, we are generally against requiring a company to adopt a policy prohibiting tax gross up payments to senior executives.

Mandatory Holding Periods (SHP)	AGAINST

•

We generally vote against shareholder proposals asking companies to require a company’s executives to hold stock for a specified period of time after acquiring that stock by exercising company-issued stock options (i.e., precluding “cashless” option exercises), unless we believe implementing a mandatory holding period is necessary to help resolve underlying problems at a company that have hurt, and may continue to hurt, shareholder value. We are generally in favor of reasonable stock ownership guidelines for executives.

Performance-Based Stock Option Plans (SHP)	CASE-BY-CASE

•

These shareholder proposals require a company to adopt a policy that all or a portion of future stock options granted to executives be performance-based. Performance-based options usually take the form of indexed options (where the option sale price is linked to the company’s stock performance versus an industry index), premium priced options (where the strike price is significantly above the market price at the time of the grant) or performance vesting options (where options vest when the company’s stock price exceeds a specific target). Proponents argue that performance-based options provide an incentive for executives to outperform the market as a whole and prevent management from being rewarded for average performance. We believe that management, within reason, should be given latitude in determining the mix and types of awards it offers. However, we recognize the benefit of linking a portion of executive compensation to certain types of performance benchmarks. While we will not support proposals that require all options to be performance-based, we will generally support proposals that require a portion of options granted to senior executives be performance-based. However, because performance-based options can also result in unfavorable tax treatment and the company may already have in place an option plan that sufficiently ties executive stock option plans to the company’s performance, we will consider such proposals on a case-by-case basis.

Prohibit Relocation Benefits to Senior Executives (SHP)	AGAINST

•	We do not consider such perquisites to be problematic pay practices as long as they are properly disclosed. Therefore we will vote against shareholder proposals asking to prohibit relocation benefits.

Recovery of Performance-Based Compensation (SHP)	FOR

•

We generally support shareholder proposals requiring the board to seek recovery of performance-based compensation awards to senior management and directors in the event of a fraud or other reasons that resulted in the detriment to shareholder value and/or company reputation due to gross ethical lapses. In deciding how to vote, we consider the adequacy of existing company clawback policy, if any.

Submit Golden Parachutes/Severance Plans to a Shareholder Vote (SHP)	FOR

•

Golden Parachutes assure key officers of a company lucrative compensation packages if the company is acquired and/or if the new owners terminate such officers. We recognize that offering generous compensation packages that are triggered by a change in control may help attract qualified officers. However, such compensation packages cannot be so excessive that they are unfair to shareholders or make the company unattractive to potential bidders, thereby serving as a constructive anti-takeover mechanism. Accordingly, we support proposals to submit severance plans (including supplemental retirement plans), to a shareholder vote, and we review proposals to ratify or redeem such plans retrospectively on a case-by-case basis.

Submit Golden Parachutes/Severance Plans to a Shareholder Vote Prior to Their Being Negotiated by Management (SHP)	CASE-BY-CASE

•

We believe that in order to attract qualified employees, companies must be free to negotiate compensation packages without shareholder interference. However, shareholders must be given an opportunity to analyze a compensation plan’s final, material terms in order to ensure it is within acceptable limits. Accordingly, we evaluate proposals that require submitting severance plans and/or employment contracts for a shareholder vote prior to being negotiated by management on a case-by-case basis.

Submit Survivor Benefit Compensation Plan to Shareholder Vote (SHP)	FOR

•

Survivor benefit compensation plans, or “golden coffins”, can require a company to make substantial payments or awards to a senior executive’s beneficiaries following the death of the senior executive. The compensation can take the form of unearned salary or bonuses, accelerated vesting or the continuation in force of unvested equity grants, perquisites and other payments or awards. This compensation would not include compensation that the senior executive chooses to defer during his or her lifetime.

•

We recognize that offering generous compensation packages that are triggered by the passing of senior executives may help attract qualified officers. However, such compensation packages cannot be so excessive that they are unfair to shareholders or make the company unattractive to potential bidders, thereby serving as a constructive anti-takeover mechanism.

3.3	CAPITAL CHANGES AND ANTI-TAKEOVER PROPOSALS

Amend Exclusive Forum Bylaw (SHP)	AGAINST

•

We will generally oppose proposals that ask the board to repeal the company’s exclusive forum bylaw. Such bylaws require certain legal action against the company to take place in the state of the company’s incorporation. The courts within the state of incorporation are considered best suited to interpret that state’s laws.

Amend Net Operating Loss (“NOL”) Rights Plans	FOR

•

NOL Rights Plans are established to protect a company’s net operating loss carry forwards and tax credits, which can be used to offset future income. We believe this is a reasonable strategy for a company to employ. Accordingly, we will vote in favor of NOL Rights Plans unless we believe the terms of the NOL Rights Plan may provide for a long-term anti-takeover device.

Authorize Share Repurchase	FOR

•

We generally support share repurchase proposals that are part of a well-articulated and well-conceived capital strategy. We assess proposals to give the board unlimited authorization to repurchase shares on a case-by-case basis. Furthermore, we would generally support the use of derivative instruments (e.g., put options and call options) as part of a share repurchase plan absent a compelling reason to the contrary. Also, absent a specific concern at the company, we will generally support a repurchase plan that could be continued during a takeover period.

Blank Check Preferred Stock	AGAINST

•

Blank check preferred stock proposals authorize the issuance of certain preferred stock at some future point in time and allow the board to establish voting, dividend, conversion and other rights at the time of issuance. While blank check preferred stock can provide a corporation with the flexibility needed to meet changing financial conditions, it also may be used as the vehicle for implementing a “poison pill” defense or some other entrenchment device.

•	We are concerned that, once this stock has been authorized, shareholders have no further power to determine how or when it will be allocated. Accordingly, we generally oppose this type of proposal.

Corporate Restructurings, Merger Proposals and Spin-Offs	CASE-BY-CASE

•

Proposals requesting shareholder approval of corporate restructurings, merger proposals and spin-offs are determined on a case-by-case basis. In evaluating these proposals and determining our votes, we are singularly focused on meeting our goal of maximizing long-term shareholder value.

Elimination of Preemptive Rights	CASE-BY-CASE

•

Preemptive rights allow the shareholders of the company to buy newly-issued shares before they are offered to the public in order to maintain their percentage ownership. We believe that, because preemptive rights are an important shareholder right, careful scrutiny must be given to management’s attempts to eliminate them. However, because preemptive rights can be prohibitively expensive to widely-held companies, the benefit of such rights will be weighed against the economic effect of maintaining them.

Expensing Stock Options (SHP)	FOR

•

US generally-accepted accounting principles require companies to expense stock options, as do the accounting rules in many other jurisdictions (including those jurisdictions that have adopted IFRS — international financial reporting standards). If a company is domiciled in a jurisdiction where the accounting rules do not already require the expensing of stock options, we will support shareholder proposals requiring this practice and disclosing information about it.

Fair Price Provisions	CASE-BY-CASE

•

A fair price provision in the company’s charter or by laws is designed to ensure that each shareholder’s securities will be purchased at the same price if the corporation is acquired under a plan not agreed to by the board. In most instances, the provision requires that any tender offer made by a third party must be made to all shareholders at the same price.

•

Fair pricing provisions attempt to prevent the “two tiered front loaded offer” where the acquirer of a company initially offers a premium for a sufficient percentage of shares of the company to gain control and subsequently makes an offer for the remaining shares at a much lower price. The remaining shareholders have no choice but to accept the offer. The two tiered approach is coercive as it compels a shareholder to sell his or her shares immediately in order to receive the higher price per share. This type of tactic has caused many states to adopt fair price provision statutes to restrict this practice.

•

We consider fair price provisions on a case-by-case basis. We oppose any provision where there is evidence that management intends to use the provision as an anti-takeover device as well as any provision where the shareholder vote requirement is greater than a majority of disinterested shares (i.e., shares beneficially owned by individuals other than the acquiring party).

Increase Authorized Common Stock	CASE-BY-CASE

•

In general we regard increases in authorized common stock as serving a legitimate corporate purpose when used to: implement a stock split, aid in a recapitalization or acquisition, raise needed capital for the firm, or provide for employee savings plans, stock option plans or executive compensation plans. That said, we may oppose a particular proposed increase if we consider the authorization likely to lower the share price (this would happen, for example, if the firm were proposing to use the proceeds to overpay for an acquisition, to invest in a project unlikely to earn the firm’s cost of capital, or to compensate employees well above market rates). We oppose increases in authorized common stock where there is evidence that the shares are to be used to implement a “poison pill” or another form of anti-takeover device, or if the issuance of new shares would, in our judgment, excessively dilute the value of the outstanding shares upon issuance. In addition, a satisfactory explanation of a company’s intentions—going beyond the standard “general corporate purposes”—must be disclosed in the proxy statement for proposals requesting an increase of greater than 100% of the shares outstanding. We view the use of derivatives, particularly warrants, as legitimate capital-raising instruments and apply these same principles to their use as we do to the authorization of common stock. Under certain circumstances where we believe it is important for shareholders to have an opportunity to maintain their proportional ownership, we may oppose proposals requesting shareholders approve the issuance of additional shares if those shares do not include preemptive rights.

•

In Hong Kong, it is common for companies to request board authority to issue new shares up to 20% of outstanding share capital. The authority typically lapses after one year. We may vote against plans that do not prohibit issuing shares at a discount, taking into account whether a company has a history of doing so.

Issuance of Equity Without Preemptive Rights	FOR

•

We are generally in favor of issuances of equity without preemptive rights of up to 30% of a company’s outstanding shares unless there is concern that the issuance will be used in a manner that could hurt shareholder value (e.g., issuing the equity at a discount from the current market price or using the equity to help create a “poison pill” mechanism).

Multi Class Equity Structures	CASE-BY-CASE

•

The one share, one vote principle – stating that voting power should be proportional to an investor’s economic ownership – is generally preferred in order to hold the board accountable to shareholders. Multi-class structures, however, may be beneficial, for a period of time, allowing management to focus on longer-term value creation, which benefits all shareholders. In these instances, we evaluate proposals of share issuances to perpetuate the structure on a case-by-case basis and expect the company to attach provisions that will either eliminate or phase out existing multi-class vote structures when appropriate and in a cost-effective manner (often referred to as “Sunset Provisions), or require periodic shareholder reauthorization. We expect Board’s to routinely review existing multi-class vote structures and share their current view. If the above criteria is not met, we may vote against the board.

Net Long Position Requirement	FOR

•

We support proposals that require the ownership level needed to call a special meeting to be based on the net long position of a shareholder or shareholder group. This standard ensures that a significant economic interest accompanies the voting power.

Reincorporation	CASE-BY-CASE

•

There are many valid business reasons a corporation may choose to reincorporate in another jurisdiction. We perform a case-by-case review of such proposals, taking into consideration management’s stated reasons for the proposed move.

•

Careful scrutiny also will be given to proposals that seek approval to reincorporate in countries that serve as tax havens. When evaluating such proposals, we consider factors such as the location of the company’s business, the statutory protections available in the country to enforce shareholder rights and the tax consequences of the reincorporation to shareholders.

Reincorporation to Another Jurisdiction to Permit Majority Voting or Other Changes in Corporate Governance (SHP)	CASE-BY-CASE

•

If a shareholder proposes that a company move to a jurisdiction where majority voting (among other shareholder-friendly conditions) is permitted, we will generally oppose the move notwithstanding the fact that we favor majority voting for directors. Our rationale is that the legal costs, taxes, other expenses and other factors, such as business disruption, in almost all cases would be material and outweigh the benefit of majority voting. If, however, we should find that these costs are not material and/or do not outweigh the benefit of majority voting, we may vote in favor of this kind of proposal. We will evaluate similarly proposals that would require reincorporation in another state to accomplish other changes in corporate governance.

Stock Splits	FOR

•

Stock splits are intended to increase the liquidity of a company’s common stock by lowering the price, thereby making the stock seem more attractive to small investors. We generally vote in favor of stock split proposals.

Submit Company’s Shareholder Rights Plan to Shareholder Vote (SHP)	FOR

•

Most shareholder rights plans (also known as “poison pills”) permit the shareholders of a target company involved in a hostile takeover to acquire shares of the target company, the acquiring company, or both, at a substantial discount once a “triggering event” occurs. A triggering event is usually a hostile tender offer or the acquisition by an outside party of a certain percentage of the target company’s stock. Because most plans exclude the hostile bidder from the purchase, the effect in most instances is to dilute the equity interest and the voting rights of the potential acquirer once the plan is triggered. A shareholder rights plan is designed to discourage potential acquirers from acquiring shares to make a bid for the issuer. We believe that measures that impede takeovers or entrench management not only infringe on the rights of shareholders but also may have a detrimental effect on the value of the company.

•

We support shareholder proposals that seek to require the company to submit a shareholder rights plan to a shareholder vote. We evaluate on a case-by-case basis proposals to implement or eliminate a shareholder rights plan.

Transferrable Stock Options	CASE-BY-CASE

•	In cases where a compensation plan includes a transferable stock option program, we will consider the plan on a case-by-case basis.

•

These programs allow stock options to be transferred to third parties in exchange for cash or stock. In effect, management becomes insulated from the downside risk of holding a stock option, while the ordinary shareholder remains exposed to downside risk. This insulation may unacceptably remove management’s exposure to downside risk, which significantly misaligns management and shareholder interests. Accordingly, we generally vote against these programs if the transfer can be executed without shareholder approval, is available to executive officers or non-employee directors, or we consider the available disclosure relating to the mechanics and structure of the program to be insufficient to determine the costs, benefits and key terms of the program.

3.4	AUDITOR PROPOSALS

Appointment of Auditors	FOR

•	We believe that the company is in the best position to choose its accounting firm, and we generally support management’s recommendation.

•

We recognize that there may be inherent conflicts when a company’s independent auditors perform substantial non-audit related services for the company. Therefore, in reviewing a proposed auditor, we will consider the amount of fees paid for non-audit related services performed compared to the total audit fees paid by the company to the auditing firm, and whether there are any other reasons for us to question the independence or performance of the firm’s auditor such as, for example, tenure. We generally will deem as excessive the non-audit fees paid by a company to its auditor if those fees account for 50% or more of total fees paid. In the UK market, which utilizes a different calculation, we adhere to a non-audit fee cap of 100% of audit fees. Under these circumstances, we generally vote against the auditor and the directors, in particular the members of the company’s audit committee. In addition, we generally vote against authorizing the audit committee to set the remuneration of such auditors. We exclude from this analysis non-audit fees related to IPOs, bankruptcy emergence, and spin-offs and other extraordinary events. We may vote against or abstain due to a lack of disclosure of the name of the auditor while taking into account local market practice.

Approval of Financial Statements	FOR

•

In some markets, companies are required to submit their financial statements for shareholder approval. This is generally a routine item and, as such, we will vote for the approval of financial statements unless there are appropriate reasons to vote otherwise. We may vote against if the information is not available in advance of the meeting.

Approval of Internal Statutory Auditors	FOR

•

Some markets (e.g., Japan) require the annual election of internal statutory auditors. Internal statutory auditors have a number of duties, including supervising management, ensuring compliance with the articles of association and reporting to a company’s board on certain financial issues. In most cases, the election of internal statutory auditors is a routine item and we will support management’s nominee provided that the nominee meets the regulatory requirements for serving as internal statutory auditors. However, we may vote against nominees who are designated independent statutory auditors who serve as executives of a subsidiary or affiliate of the issuer or if there are other reasons to question the independence of the nominees.

Limitation of Liability of External Statutory Auditors (Japan)	CASE-BY-CASE

•

In Japan, companies may limit the liability of external statutory auditors in the event of a shareholder lawsuit through any of three mechanisms: (i) submitting the proposed limits to shareholder vote; (ii) setting limits by modifying the company’s articles of incorporation; and (iii) setting limits in contracts with outside directors, outside statutory auditors and external audit firms (requires a modification to the company’s articles of incorporation). A vote by 3% or more of shareholders can nullify a limit set through the second mechanism. The third mechanism has historically been the most prevalent.

•

We review proposals to set limits on auditor liability on a case-by-case basis, considering whether such a provision is necessary to secure appointment and whether it helps to maximize long-term shareholder value.

Separating Auditors and Consultants (SHP)	CASE-BY-CASE

•

We believe that a company serves its shareholders’ interests by avoiding potential conflicts of interest that might interfere with an auditor’s independent judgment. SEC rules adopted as a result of the Sarbanes-Oxley Act of 2002 attempted to address these concerns by prohibiting certain services by a company’s independent auditors and requiring additional disclosure of others services.

•

We evaluate on a case-by-case basis proposals that go beyond the SEC rules or other local market standards by prohibiting auditors from performing other non-audit services or calling for the board to adopt a policy to ensure auditor independence.

•

We take into consideration the policies and procedures the company already has in place to ensure auditor independence and non-audit fees as a percentage of total fees paid to the auditor are not excessive.

3.5	SHAREHOLDER ACCESS AND VOTING PROPOSALS

A Shareholder’s Right to Call Special Meetings (SHP)	FOR

•

Most state corporation statutes (though not Delaware, where many US issuers are domiciled) allow shareholders to call a special meeting when they want to take action on certain matters that arise between regularly-scheduled annual meetings. This right may apply only if a shareholder, or a group of shareholders, owns a specified percentage, often 10% of the outstanding shares.

•

We recognize the importance of the right of shareholders to remove poorly-performing directors, respond to takeover offers and take other actions without having to wait for the next annual meeting. However, we also believe it is important to protect companies and shareholders from nuisance proposals. We further believe that striking a balance between these competing interests will maximize shareholder value. We believe that encouraging active share ownership among shareholders generally is beneficial to shareholders and helps maximize shareholder value. Accordingly, we will generally support a proposal to call a special meeting if the proposing shareholder owns, or the proposing shareholders as a group own, 5% or more of the outstanding voting equity of the company.

Adopt Cumulative Voting (SHP)	CASE-BY-CASE

•

Cumulative voting is a method of electing directors that enables each shareholder to multiply the number of his or her shares by the number of directors being considered. A shareholder may then cast the total votes for any one director or a selected group of directors. For example, a holder of 10 shares normally casts 10 votes for each of 12 nominees to the board thus giving the shareholder 120 (10 × 12) votes. Under cumulative voting, the shareholder may cast all 120 votes for a single nominee, 60 for two, 40 for three, or any other combination that the shareholder may choose.

•

We believe that encouraging activism among shareholders generally is beneficial to shareholders and helps maximize shareholder value. Cumulative voting supports the interests of minority shareholders in contested elections by enabling them to concentrate their votes and dramatically increase their chances of electing a dissident director to a board. Accordingly, we generally will support shareholder proposals to restore or provide for cumulative voting and we generally will oppose management proposals to eliminate cumulative voting. However, we may oppose cumulative voting if a company has in place both proxy access, which allows shareholders to nominate directors to the company’s ballot, and majority voting (with a carve-out for plurality voting in situations where there are more nominees than seats), which requires each director to receive the affirmative vote of a majority of votes cast and, we believe, leads to greater director accountability to shareholders.

•	Also, we support cumulative voting at controlled companies regardless of any other shareholder protections that may be in place.

Adopt Cumulative Voting in Dual Shareholder Class Structures (SHP)	FOR

•

In dual class structures (such as A&B shares) where the shareholders with a majority economic interest have a minority voting interest, we generally vote in favor of cumulative voting for those shareholders.

Early Disclosure of Voting Results (SHP)	AGAINST

•

These proposals seek to require a company to disclose votes sooner than is required by the local market. In the US, the SEC requires disclosure in the first periodic report filed after the company’s annual meeting which we believe is reasonable. We do not support requests that require disclosure earlier than the time required by the local regulator.

Limiting a Shareholder’s Right to Call Special Meetings	AGAINST

•

Companies contend that limitations on shareholders’ rights to call special meetings are needed to prevent minority shareholders from taking control of the company’s agenda. However, such limits also have anti-takeover implications because they prevent a shareholder or a group of shareholders who have acquired a significant stake in the company from forcing management to address urgent issues, such as the potential sale of the company. Because most states prohibit shareholders from abusing this right, we see no justifiable reason for management to eliminate this fundamental shareholder right. Accordingly, we generally will vote against such proposals.

•

In addition, if the board of directors, without shareholder consent, raises the ownership threshold a shareholder must reach before the shareholder can call a special meeting, we will vote against those directors.

Permit a Shareholder’s Right to Act by Written Consent (SHP)	FOR

•

Action by written consent enables a large shareholder or group of shareholders to initiate votes on corporate matters prior to the annual meeting. We believe this is a fundamental shareholder right and, accordingly, will support shareholder proposals seeking to restore this right. However, in cases where a company has a majority shareholder or group of related majority shareholders with majority economic interest, we will oppose proposals seeking to restore this right as there is a potential risk of abuse by the majority shareholder or group of majority shareholders.

Proxy Access for Annual Meetings (SHP) (Management)	FOR

•

These proposals allow “qualified shareholders” to nominate directors. We generally vote in favor of management and shareholder proposals for proxy access that employ guidelines reflecting the SEC framework for proxy access (adopted by the SEC in 2010, but vacated by the DC Circuit Court of Appeals in 2011), which would have allowed a single shareholder, or group of shareholders, who hold at least 3% of the voting power for at least three years continuously to nominate up to 25% of the current board seats, or two directors, for inclusion in the subject company’s annual proxy statement alongside management nominees.

•

We may vote against proposals that use requirements that are stricter than the SEC’s framework including implementation restrictions and against individual board members, or entire boards, who exclude from their ballot properly submitted shareholder proxy access proposals or compete against shareholder proxy access proposals with stricter management proposals on the same ballot We will generally vote in favor of proposals that seek to amend an existing right to more closely align with the SEC framework.

•	We will evaluate on a case-by-case basis proposals with less stringent requirements than the vacated SEC framework.

•

From time to time we may receive requests to join with other shareholders to support a shareholder action. We may, for example, receive requests to join a voting block for purposes of influencing management. If the third parties requesting our participation are not affiliated with us and have no business relationships with us, we will consider the request on a case-by-case basis. However, where the requesting party has a business relationship with us (e.g., the requesting party is a client or a significant service provider), agreeing to such a request may pose a potential conflict of interest. As a fiduciary we have an obligation to vote proxies in the best interest of our clients (without regard to our own interests in generating and maintaining business with our other clients) and given our desire to avoid even the appearance of a conflict, we will generally decline such a request.

Reduce Meeting Notification from 21 Days to 14 Days (UK)	FOR

•	Companies in the United Kingdom may, with shareholder approval, reduce the notice period for extraordinary general meetings from 21 days to 14 days.

•	A reduced notice period expedites the process of obtaining shareholder approval of additional financing needs and other important matters. Accordingly, we support these proposals.

Shareholder Proponent Engagement Process (SHP)	FOR

•

We believe that proper corporate governance requires that proposals receiving support from a majority of shareholders be considered and implemented by the company. Accordingly, we support establishing an engagement process between shareholders and management to ensure proponents of majority-supported proposals, have an established means of communicating with management.

Supermajority Vote Requirements	AGAINST

•

A supermajority vote requirement is a charter or by-law requirement that, when implemented, raises the percentage (higher than the customary simple majority) of shareholder votes needed to approve certain proposals, such as mergers, changes of control, or proposals to amend or repeal a portion of the Articles of Incorporation.

•

In most instances, we oppose these proposals and support shareholder proposals that seek to reinstate the simple majority vote requirement. However we may support supermajority vote requirements at controlled companies as a protection to minority shareholders from unilateral action of the controlling shareholder.

3.6	ENVIRONMENTAL, SOCIAL AND DISCLOSURE PROPOSALS

Animal Welfare (SHP)	CASE-BY-CASE

•	These proposals may include reporting requests or policy adoption on items such as pig gestation crates and animal welfare in the supply chain

•

For proposals requesting companies to adopt a policy, we will carefully consider existing policies and the company’s incorporation of national standards and best practices. In addition, we will evaluate the potential enactment of new regulations, as well as any investment risk related to the specific issue.

•

We generally support shareholder proposals calling for reports and disclosure while taking into account existing policies and procedures of the company and whether the proposed information is of added benefit to shareholders.

Climate Change (SHP)	FOR

Proposals addressing climate change concerns are plentiful and their scope varies. Climate change increasingly receives investor attention as a potentially critical and material risk to the sustainability of a wide range of business-specific activities. These proposals may include emissions standards or reduction targets, quantitative goals, and impact assessments. We generally support these proposals, while taking into account the materiality of the issue and whether the proposed information is of added benefit to shareholders.

For proposals requesting companies to adopt a policy, we will carefully consider existing policies and the company’s incorporation of national standards and best practices. In addition, we will evaluate the potential enactment of new regulations, as well as any investment risk related to the specific issue.

•

We generally support shareholder proposals calling for reports and disclosure while taking into account existing policies and procedures of the company and whether the proposed information is of added benefit to shareholders.

Charitable Contributions (SHP) (MGMT)	CASE-BY-CASE

•	Proposals relating to charitable contributions may be sponsored by either management or shareholders.

•	Management proposals may ask to approve the amount for charitable contributions.

•

We generally support shareholder proposals calling for reports and disclosure while taking into account existing policies and procedures of the company and whether the proposed information is of added benefit to shareholders.

Environmental Proposals (SHP)	CASE-BY-CASE

•

These proposals can include reporting and policy adoption requests in a wide variety of areas, including, but not limited to, (nuclear) waste, deforestation, packaging and recycling, renewable energy, toxic material, palm oil and water.

•

For proposals requesting companies to adopt a policy, we will carefully consider existing policies and the company’s incorporation of national standards and best practices. In addition, we will evaluate the potential enactment of new regulations, as well as any investment risk related to the specific issue.

•

We generally support shareholder proposals calling for reports while taking into account existing policies and procedures of the company and whether the proposed information is of added benefit to shareholders.

Genetically Altered or Engineered Food and Pesticides (SHP)	CASE-BY-CASE

•	These proposals may include reporting requests on pesticides monitoring/use and Genetically Modified Organism (GMO) as well as GMO labeling.

•

For proposals requesting companies to adopt a policy, we will carefully consider existing policies and the company’s incorporation of national standards and best practices. In addition, we will evaluate the potential enactment of new regulations, as well as any investment risk related to the specific issue.

•

We generally support shareholder proposals calling for reports while taking into account existing policies and procedures of the company and whether the proposed information is of added benefit to shareholders.

Health Proposals (SHP)	CASE-BY-CASE

•

These proposals may include reports on pharmaceutical pricing, antibiotic use in the meat supply, and tobacco products. We generally support shareholder proposals calling for reports while taking into account the current reporting policies of the company and whether the proposed information is of added benefit to shareholders.

•

For proposals requesting companies to adopt a policy, we will carefully consider existing policies and the company’s incorporation of national standards and best practices. In addition, we will evaluate the potential enactment of new regulations, as well as any investment risk related to the specific issue. We generally support shareholder proposals calling for reports and disclosure while taking into account existing policies and procedures of the company and whether the proposed information is of added benefit to shareholders.

Human Rights Policies and Reports (SHP)	CASE-BY-CASE

•

These proposals may include reporting requests on human rights risk assessment, humanitarian engagement and mediation policies, working conditions, adopting policies on supply chain worker fees and expanding existing policies in these areas. We recognize that many companies have complex supply chains which have led to increased awareness of supply chain issues as an investment risk.

•

For proposals requesting companies to adopt a policy, we will carefully consider existing policies and the company’s incorporation of national standards and best practices. In addition, we will evaluate the potential enactment of new regulations, as well as any investment risk related to the specific issue.

•

We generally support shareholder proposals calling for reports and disclosure while taking into account existing policies and procedures of the company and whether the proposed information is of added benefit to shareholders.

Include Sustainability as a Performance Measure (SHP)	CASE-BY-CASE

•

We believe management and directors should be given latitude in determining appropriate performance measurements. While doing so, consideration should be given to how long-term sustainability issues might affect future company performance. Therefore, we will evaluate on a case-by-case basis proposals requesting companies to consider incorporating specific, measurable, practical goals consisting of sustainability principles and environmental impacts as metrics for incentive compensation and how they are linked with our objectives as long-term shareholders.

Lobbying and Political Spending (SHP)	FOR

•

We generally vote in favor of proposals requesting increased disclosure of political contributions and lobbying expenses, including those paid to trade organizations and political action committees, whether at the federal, state, or local level. These proposals may increase transparency.

Other Business	AGAINST

•

In certain jurisdictions, these proposals allow management to act on issues that shareholders may raise at the annual meeting. Because it is impossible to know what issues may be raised, we will vote against these proposals.

Reimbursement of Shareholder Expenses (SHP)	AGAINST

•

These shareholder proposals would require companies to reimburse the expenses of shareholders who submit proposals that receive a majority of votes cast or the cost of proxy contest expenses. We generally vote against these proposals, unless reimbursement occurs only in cases where management fails to implement a majority passed shareholder proposal, in which case we may vote in favor.

Sustainability Report (SHP)	FOR

•

We generally support shareholder proposals calling for reports and disclosure while taking into account existing policies and procedures of the company and whether the proposed information is of added benefit to shareholders.

Work Place: Diversity (SHP)	FOR

•

We generally support shareholder proposals calling for reports and disclosure surrounding workplace diversity while taking into account existing policies and procedures of the company and whether the proposed information is of added benefit to shareholders.

•	We generally support proposals requiring a company to amend its Equal Employment Opportunity policies to prohibit workplace discrimination based on sexual orientation and gender ID.

Work Place: Gender Pay Equity(SHP)	FOR

•

A report on pay disparity between genders typically compares the difference between male and female median earnings expressed as a percentage of male earningsand may include, statistics and rationale pertaining to changes in the size of the gap, recommended actions, and information on whether greater oversight is needed over certain aspects of the company’s compensation policies.

•

The SEC requires US issuers with fiscal years ending on or after January 1, 2017, to contrast CEO pay with median employee pay. This requirement, however, does not specifically address gender pay equity issues in such pay disparity reports. Accordingly, we will generally support proposals requiring gender pay metrics, taking into account the specific metrics and scope of the information requested and whether the SEC’s requirement renders the proposal unnecessary.

4.	CONFLICTS OF INTEREST

4.1	INTRODUCTION

•

As a fiduciary, we always must act in our clients’ best interests. We strive to avoid even the appearance of a conflict that may compromise the trust our clients have placed in us, and we insist on strict adherence to fiduciary standards and compliance with all applicable federal and state securities laws. We have adopted a comprehensive Code of Business Conduct and Ethics (“Code”) to help us meet these obligations. As part of this responsibility and as expressed throughout the Code, we place the interests of our clients first and attempt to avoid any perceived or actual conflicts of interest.

•

AllianceBernstein L.P. (“AB””) recognizes that there may be a potential material conflict of interest when we vote a proxy solicited by an issuer that sponsors a retirement plan we manage (or administer), that distributes AB-sponsored mutual funds, or with which AB or one or more of our employees have another business or personal relationship that may affect how we vote on the issuer’s proxy. Similarly, we may have a potential material conflict of interest when deciding how to vote on a proposal sponsored or supported by a shareholder group that is a client. In order to avoid any perceived or actual conflict of interest, the procedures set forth below in sections 4.2 through 4.8 have been established for use when we encounter a potential conflict to ensure that our voting decisions are based on our clients’ best interests and are not the product of a conflict.

4.2	ADHERENCE TO STATED PROXY VOTING POLICIES

•

Votes generally are cast in accordance with this policy[3]. In situations where our policy is case-by-case, this Manual often provides criteria that will guide our decision. In situations where our policy on a particular issue is case-by-case and the vote cannot be clearly decided by an application of our stated policy, a member of the Committee or his/her designee will make the voting decision in accordance with the basic principle of our policy to vote proxies with the

[3]

From time to time a client may request that we vote their proxies consistent with AFL-CIO guidelines or the policy of the National Association of Pension Funds. In those situations, AB reserves the right to depart from those policies if we believe it to be in the client’s best interests.

intention of maximizing the value of the securities in our client accounts. In these situations, the voting rationale must be documented either on the voting platform of ISS, by retaining relevant emails or another appropriate method. Where appropriate, the views of investment professionals are considered. All votes cast contrary to our stated voting policy on specific issues must be documented. On an annual basis, the Committee will receive a report of all such votes so as to confirm adherence of the policy.

4.3	DISCLOSURE OF CONFLICTS

•

When considering a proxy proposal, members of the Committee or investment professionals involved in the decision-making process must disclose to the Committee any potential conflict (including personal relationships) of which they are aware and any substantive contact that they have had with any interested outside party (including the issuer or shareholder group sponsoring a proposal) regarding the proposal. Any previously unknown conflict will be recorded on the Potential Conflicts List (discussed below). If a member of the Committee has a conflict of interest, he or she must also remove himself or herself from the decision-making process.

4.4	POTENTIAL CONFLICTS LIST

•

No less frequently than annually, a list of companies and organizations whose proxies may pose potential conflicts of interest is compiled by the Legal and Compliance Department (the “Potential Conflicts List”). The Potential Conflicts List includes:

Publicly-traded Clients from the Russell 3000 Index, the Morgan Stanley Capital International (“MSCI”) Europe Australia Far East Index (MSCI EAFE), the MSCI Canada Index and the MSCI Emerging Markets Index;

Publicly-traded companies that distribute AB mutual funds;

Bernstein private clients who are directors, officers or 10% shareholders of publicly traded companies;

Clients who sponsor, publicly support or have material interest in a proposal upon which we will be eligible to vote;

Publicly-traded affiliated companies;

Companies where an employee of AB or AXA Financial, Inc., a parent company of AB, has identified an interest;

Any other conflict of which a Committee member becomes aware4.

•

We determine our votes for all meetings of companies on the Potential Conflicts List by applying the tests described in Section 4.5 below. We document all instances when the independent compliance officer determines our vote.

4.5	DETERMINE EXISTENCE OF CONFLICT OF INTEREST

•	When we encounter a potential conflict of interest, we review our proposed vote using the following analysis to ensure our voting decision does not generate a conflict of interest:

If our proposed vote is consistent with our Proxy Voting Policy, no further review is necessary.

If our proposed vote is contrary to our Proxy Voting Policy and our client’s position on the proposal, no further review is necessary.

If our proposed vote is contrary to our Proxy Voting Policy or is not covered herein, is consistent with our client’s position, and is also consistent with the views of ISS, no further review is necessary.

If our proposed vote is contrary to our Proxy Voting Policy or is not covered herein, is consistent with our client’s position and is contrary to the views of ISS, the vote will be presented to an independent compliance officer (“ICO”). The ICO will determine whether the proposed vote is reasonable. If the ICO cannot determine that the proposed vote is reasonable, the ICO may instruct AB to refer the votes back to the client(s) or take other actions as the ICO deems appropriate. The ICO’s review will be documented using a Proxy Voting Conflict of Interest Form (a copy of which is attached hereto).

4.6	REVIEW OF THIRD PARTY RESEARCH SERVICE CONFLICTS OF INTEREST

•

We consider the research of ISS, so the Committee takes reasonable steps to verify that ISS is, in fact, independent based on all of the relevant facts and circumstances. This includes reviewing ISS’s conflict management procedures on an annual basis. When reviewing these conflict management procedures, we will consider, among other things, whether ISS (i) has the capacity and competency to adequately analyze proxy issues; and (ii) can offer research in an impartial manner and in the best interests of our clients.

4.7	CONFIDENTIAL VOTING

•

It is AB’s policy to support confidentiality before the actual vote has been cast. Employees are prohibited from revealing how we intend to vote except to (i) members of the Committee; (ii) Portfolio Managers who hold the security in their managed accounts; (iii) the Research Analyst(s) who cover(s) the security; (iv) clients, upon request, for the securities held in their portfolios; and (v) clients who do not hold the security or for whom AB does not have proxy voting authority, but who provide AB with a signed a Non-Disclosure Agreement. Once the votes have been cast, they are made public in accordance with mutual fund proxy vote disclosures required by the SEC, and we generally post all votes to our public website the quarter after the vote has been cast.

[4]	The Committee must notify the Legal and Compliance Department promptly of any previously unknown conflict.

•

We may participate in proxy surveys conducted by shareholder groups or consultants so long as such participation does not compromise our confidential voting policy. Specifically, prior to our required SEC disclosures each year, we may respond to surveys asking about our proxy voting policies, but not any specific votes. After our mutual fund proxy vote disclosures required by the SEC each year have been made public and/or votes have been posted to our public website, we may respond to surveys that cover specific votes in addition to our voting policies.

•

On occasion, clients for whom we do not have proxy voting authority may ask us for advice on proxy votes that they cast. A member of the Committee or a Proxy Manager may offer such advice subject to an understanding with the client that the advice shall remain confidential.

•

Any substantive contact regarding proxy issues from the issuer, the issuer’s agent or a shareholder group sponsoring a proposal must be reported to the Committee if such contact was material to a decision to vote contrary to this Policy. Routine administrative inquiries from proxy solicitors need not be reported.

4.8	A NOTE REGARDING AB’S STRUCTURE

•

AB and AllianceBernstein Holding L.P. (“AB Holding”) are Delaware limited partnerships. As limited partnerships, neither company is required to produce an annual proxy statement or hold an annual shareholder meeting. In addition, the general partner of AB and AB Holding, AllianceBernstein Corporation is a wholly-owned subsidiary of AXA, a French holding company for an international group of insurance and related financial services companies.

•

As a result, most of the positions we express in this Proxy Voting Policy are inapplicable to our business. For example, although units in AB Holding are publicly traded on the New York Stock Exchange (“NYSE”), the NYSE Listed Company Manual exempts limited partnerships and controlled companies from compliance with various listing requirements, including the requirement that our board have a majority of independent directors.

5.	VOTING TRANSPARENCY

•

We publish our voting records on our website quarterly, 30 days after the end of the previous quarter. Many clients have requested that we provide them with periodic reports on how we voted their proxies. Clients may obtain information about how we voted proxies on their behalf by contacting their Advisor. Alternatively, clients may make a written request to the Chief Compliance Officer.

6.	RECORDKEEPING

•

All of the records referenced below will be kept in an easily accessible place for at least the length of time required by local regulation and custom, and, if such local regulation requires that records are kept for less than five years from the end of the fiscal year during which the last entry was made on such record, we will follow the US rule of five years. We maintain the vast majority of these records electronically. We will keep paper records, if any, in one of our offices for at least two years.

6.1	PROXY VOTING AND GOVERNANCE POLICY

•	The Proxy Voting and Governance Policy shall be maintained in the Legal and Compliance Department and posted on our company intranet and the AB website (https://www.abglobal.com).

6.2	PROXY STATEMENTS RECEIVED REGARDING CLIENT SECURITIES

•

For US Securities[5], AB relies on the SEC to maintain copies of each proxy statement we receive regarding client securities. For Non-US Securities, we rely on ISS, our proxy voting agent, to retain such proxy statements.

6.3	RECORDS OF VOTES CAST ON BEHALF OF CLIENTS

•	Records of votes cast by AB are retained electronically by our proxy voting agent, ISS.

6.4	RECORDS OF CLIENTS REQUESTS FOR PROXY VOTING INFORMATION

•

Copies of written requests from clients for information on how AB voted their proxies shall be maintained by the Legal and Compliance Department. Responses to written and oral requests for information on how we voted clients’ proxies will be kept in the Client Group.

[5]	US securities are defined as securities of issuers required to make reports pursuant to §12 of the Securities Exchange Act of 1934, as amended. Non-US securities are defined as all other securities.

6.5	DOCUMENTS PREPARED BY AB THAT ARE MATERIAL TO VOTING DECISIONS

•

The Committee is responsible for maintaining documents prepared by the Committee or any AB employee that were material to a voting decision. Therefore, where an investment professional’s opinion is essential to the voting decision, the recommendation from investment professionals must be made in writing to the Proxy Manager.

7.	PROXY VOTING PROCEDURES

7.1	VOTE ADMINISTRATION

•	In an effort to increase the efficiency of voting proxies, AB uses ISS to act as its voting agent for our clients’ holdings globally.

•

Issuers initially send proxy information to the custodians of our client accounts. We instruct these custodian banks to direct proxy related materials to ISS’s offices. ISS provides us with research related to each resolution. A Proxy Manager reviews the ballots via ISS’s web platform, ProxyExchange. Using ProxyExchange, the Proxy Manager submits our voting decision. ISS then returns the proxy ballot forms to the designated returnee for tabulation. Clients may request that, when voting their proxies, we utilize an ISS recommendation or ISS’s Taft-Hartley Voting Policy.

•	If necessary, any paper ballots we receive will be voted online using ProxyVote or via mail or fax.

7.2	SHARE BLOCKING

•

Proxy voting in certain countries requires “share blocking.” Shareholders wishing to vote their proxies must deposit their shares shortly before the date of the meeting (usually one week) with a designated depositary. During this blocking period, shares that will be voted at the meeting cannot be sold until the meeting has taken place and the shares are returned to the clients’ custodian banks. We may determine that the value of exercising the vote is outweighed by the detriment of not being able to sell the shares during this period. In cases where we want to retain the ability to trade shares, we may abstain from voting those shares.

•

We seek to vote all proxies for securities held in client accounts for which we have proxy voting authority. However, in some markets administrative issues beyond our control may sometimes prevent us from voting such proxies. For example, we may receive meeting notices after the cut-off date for voting or without enough time to fully consider the proxy. Similarly, proxy materials for some issuers may not contain disclosure sufficient to arrive at a voting decision, in which cases we may abstain from voting. Some markets outside the US require periodic renewals of powers of attorney that local agents must have from our clients prior to implementing our voting instructions.

7.3	LOANED SECURITIES

•

Many of our clients have entered into securities lending arrangements with agent lenders to generate additional revenue. We will not be able to vote securities that are on loan under these types of arrangements. However, under rare circumstances, for voting issues that may have a significant impact on the investment, we may request that clients or custodians recall securities that are on loan if we determine that the benefit of voting outweighs the costs and lost revenue to the client or fund and the administrative burden of retrieving the securities.

ROXY VOTING AND GOVERNANCE COMMITTEE MEMBERS

•

The members of the Committee establish general proxy policies for AB and consider specific proxy voting matters as necessary. Members include senior investment personnel and representatives of the Legal and Compliance Department and the Operations Department. The Proxy Committee is chaired by Linda Giuliano, Senior Vice President, Chief Administrative Officer-Equities, and Head of Responsible Investment. If you have questions or desire additional information about this Policy, please contact the Proxy Team at: ProxyTeam@ABGlobal.com.

PROXY VOTING AND GOVERNANCE COMMITTEE

Vincent DuPont, SVP—Equities

Linda Giuliano, SVP—Equities

Saskia Kort-Chick, VP—Equities

Telmo Martins, VP – Compliance

Rajeev Eyunni, SVP – Equities

James MacGregor, SVP—Equities

Mark Manley, SVP—Legal

Ryan Oden, AVP—Equities

Neil Ruffell, VP—Operations

PROXY VOTING GUIDELINE SUMMARY	EXHIBIT

Shareholder Proposal		For	Against	Case-by- Case
Board and Director Proposals

+	Board Diversity			+

+	Establish New Board Committees and Elect Board Members with Specific Expertise			+

	Changes in Board Structure and Amending the Articles of Incorporation	+

	Classified Boards		+

	Director Liability and Indemnification			+

+	Disclose CEO Succession Plan	+

	Election of Directors	+

	Controlled Company Exemption			+

	Voting for Director Nominees in a Contested Election			+

+	Independent Lead Director	+

+	Limit Term of Directorship			+

+	Majority of Independent Directors	+

+	Majority of Independent Directors on Key Committees	+

+	Majority Votes for Directors	+

+	Removal of Directors Without Cause	+

+	Require Independent Board Chairman			+

+	Require Two Candidates for Each Board Seat		+

Compensation Proposals

+	Elimination of Single Trigger Change-in-Control Agreements	+

+	Pro Rata Vesting of Equity Compensation Awards-Change of Control			+

+	Adopt Policies to Prohibit any Death Benefits to Senior Executives		+

+	Advisory Vote to Ratify Directors’ Compensation	+

+	Amend Executive Compensation Plan Tied to Performance (Bonus Banking)		+

	Approve Remuneration for Directors and Auditors			+

	Approve Remuneration Reports			+

	Approve Retirement Bonuses for Directors (Japan and South Korea)			+

	Approve Special Payments to Continuing Directors and Auditors (Japan)			+

+	Disclose Executive and Director Pay			+

+	Exclude Pension Income from Performance-Based Compensation	+

	Executive and Employee Compensation Plans			+

+	Limit Dividend Payments to Executives		+

+	Limit Executive Pay			+

+	Mandatory Holding Periods		+

+	Performance-Based Stock Option Plans			+

+	Prohibit Relocation Benefits to Senior Executives		+

+	Recovery of Performance-Based Compensation	+

Shareholder Proposal		For	Against	Case-by- Case
+	Submit Golden Parachutes/Severance Plans to a Shareholder Vote		+

+	Submit Golden Parachutes/Severance Plans to a Shareholder Vote prior to their being Negotiated by Management			+

+	Submit Survivor Benefit Compensation Plans to a Shareholder Vote	+

Capital Changes and Anti-Take Over Proposals

+	Amend Exclusive Forum Bylaw		+

	Amend Net Operating Loss (“NOL”) Rights Plans	+

	Authorize Share Repurchase	+

	Blank Check Preferred Stock		+

	Corporate Restructurings, Merger Proposals and Spin-Offs			+

	Elimination of Preemptive Rights			+

+	Expensing Stock Options	+

	Fair Price Provisions			+

	Increase Authorized Common Stock			+

	Issuance of Equity without Preemptive Rights	+

	Issuance of Stock with Unequal Voting Rights			+

	Net Long Position Requirement	+

	Reincorporation			+

+	Reincorporation to Another jurisdiction to Permit Majority Voting or Other Changes in Corporate Governance			+

	Stock Splits	+

+	Submit Company’s Shareholder Rights Plan to a Shareholder Vote	+

	Transferrable Stock Options			+

Auditor Proposals

	Appointment of Auditors	+

	Approval of Financial Statements	+

	Approval of Internal Statutory Auditors	+

+	Limit Compensation Consultant Services		+

	Limitation of Liability of External Statutory Auditors (Japan)			+

+	Separating Auditors and Consultants			+

Shareholder Access & Voting Proposals

+	A Shareholder’s Right to Call Special Meetings	+

+	Adopt Cumulative Voting			+

+	Adopt Cumulative Voting in Dual Shareholder Class Structures	+

+	Early Disclosure of Voting Results		+

+	Implement Confidential Voting	+

	Limiting a Shareholder’s Right to Call Special Meetings		+

+	Permit a Shareholder’s Right to Act by Written Consent	+

+	Proxy Access for Annual Meetings	+

	Reduce Meeting Notification from 21 Days to 14 Days (UK)	+

+	Rotation of Locale for Annual Meeting		+

+	Shareholder Proponent Engagement Process	+

Shareholder Proposal		For	Against	Case-by- Case
	Supermajority Vote Requirements		+

Environmental & Social, Disclosure Proposals

+	Animal Welfare			+

+	Climate Change			+

+	Carbon Accounting	+

+	Carbon Risk	+

+	Charitable Contributions			+

+	Environmental Proposals			+

+	Genetically Altered or Engineered Food and Pesticides			+

+	Health Proposals			+

+	Pharmaceutical Pricing (US)			+

+	Human Rights Policies and Reports			+

+	Include Sustainability as a Performance Measure (SHP)			+

+	Lobbying and Political Spending	+

+	Other Business		+

+	Reimbursement of Shareholder Expenses		+

+	Sustainability Report			+

+	Work Place: Diversity	+

+	Work Place: Pay Disparity			+

PROXY VOTING CONFLICT OF INTEREST FORM                                                                                  EXHIBIT

Name of Security	Date of Shareholder Meeting

Short Description of the conflict (client, mutual fund distributor, etc.):

1.	Is our proposed vote on all issues consistent with our stated proxy voting policy?	☐ Yes ☐ No
If yes, stop here and sign below as no further review is necessary.

2.	Is our proposed vote contrary to our client’s position?	☐ Yes ☐ No
If yes, stop here and sign below as no further review is necessary.

3.	Is our proposed vote consistent with the views of Institutional Shareholder Services?	☐ Yes ☐ No
If yes, stop here and sign below as no further review is necessary.

•	Please attach a memo containing the following information and documentation supporting the proxy voting decision:

A list of the issue(s) where our proposed vote is contrary to our stated policy (director election, cumulative voting, compensation)

A description of any substantive contact with any interested outside party and a proxy voting and governance committee or an AB investment professional that was material to our voting decision. Please include date, attendees, titles, organization they represent and topics discussed. If there was no such contact, please note as such.

If the Independent Compliance Officer has NOT determined that the proposed vote is reasonable, please explain and indicate what action has been, or will be taken.

AB Conflicts Officer Approval (if necessary. Email approval is acceptable.):	Prepared by:

I hereby confirm that the proxy voting decision referenced on this form is reasonable.

Print Name:
AB Conflicts Officer	Date:
Date:
•	Please return this completed form and all supporting documentation to the Conflicts Officer in the Legal and Compliance Department and keep a copy for your records.

STATEMENT OF POLICY REGARDING RESPONSIBLE INVESTMENT

PRINCIPLES FOR RESPONSIBLE INVESTMENT, ESG AND SOCIALLY RESPONSIBLE INVESTMENT

Introduction

•

AllianceBernstein L.P. (“AB” or “we”) is appointed by our clients as an investment manager with a fiduciary responsibility to help them achieve their investment objectives over the long term. Generally, our clients’ objective is to maximize the financial return of their portfolios within appropriate risk parameters. AB has long recognized that environmental, social and governance (“ESG”) issues can impact the performance of investment portfolios. Accordingly, we have sought to integrate ESG factors into our investment process to the extent that the integration of such factors is consistent with our fiduciary duty to help our clients achieve their investment objectives and protect their economic interests.

•

Our policy draws a distinction between how the Principles for Responsible Investment (“PRI” or “Principles”), and Socially Responsible Investing (“SRI”) incorporate ESG factors. PRI is based on the premise that, because ESG issues can affect investment performance, appropriate consideration of ESG issues and engagement regarding them is firmly within the bounds of a mainstream investment manager’s fiduciary duties to its clients. Furthermore, PRI is intended to be applied only in ways that are consistent with those mainstream fiduciary duties.

•

SRI, which refers to a spectrum of investment strategies that seek to integrate ethical, moral, sustainability and other non-financial factors into the investment process, generally involves exclusion and/or divestment, as well as investment guidelines that restrict investments. AB may accept such guideline restrictions upon client request.

Approach to ESG

•

Our long-standing policy has been to include ESG factors in our extensive fundamental research and consider them carefully when we believe they are material to our forecasts and investment decisions. If we determine that these aspects of an issuer’s past, current or anticipated behavior are material to its future expected returns, we address these concerns in our forecasts, research reviews, investment decisions and engagement. In addition, we have well-developed proxy voting policies that incorporate ESG issues and engagement.

Commitment to the PRI

•

In recent years, we have gained greater clarity on how the PRI initiative, based on information from PRI Advisory Council members and from other signatories, provides a framework for incorporating ESG factors into investment research and decision-making. Furthermore, our industry has become, over time, more aware of the importance of ESG factors. We acknowledge these developments and seek to refine what has been our process in this area.

•

After careful consideration, we determined that becoming a PRI signatory would enhance our current ESG practices and align with our fiduciary duties to our clients as a mainstream investment manager. Accordingly, we became a signatory, effective November 1, 2011.

•

In signing the PRI, AB as an investment manager publicly commits to adopt and implement all six Principles, where consistent with our fiduciary responsibilities, and to make progress over time on implementation of the Principles.

•	The six Principles are:

1.	We will incorporate ESG issues into investment research and decision-making processes.

AB Examples: ESG issues are included in the research analysis process. In some cases, external service providers of ESG-related tools are utilized; we have conducted proxy voting training and will have continued and expanded training for investment professionals to incorporate ESG issues into investment analysis and decision-making processes across our firm.

2. We will be active owners and incorporate ESG issues into our ownership policies and practices.

AB Examples: We are active owners through our proxy voting process (for additional information, please refer to our Statement of Policies and Procedures for Proxy Voting Manual); we engage issuers on ESG matters in our investment research process (we define “engagement” as discussions with management about ESG issues when they are, or we believe they are reasonably likely to become, material).

3. We will seek appropriate disclosure on ESG issues by the entities in which we invest.

AB Examples: Generally, we support transparency regarding ESG issues when we conclude the disclosure is reasonable. Similarly, in proxy voting, we will support shareholder initiatives and resolutions promoting ESG disclosure when we conclude the disclosure is reasonable.

4. We will promote acceptance and implementation of the Principles within the investment industry.

AB Examples: By signing the PRI, we have taken an important first step in promoting acceptance and implementation of the six Principles within our industry.

5. We will work together to enhance our effectiveness in implementing the Principles.

AB Examples: We will engage with clients and participate in forums with other PRI signatories to better understand how the PRI are applied in our respective businesses. As a PRI signatory, we have access to information, tools and other signatories to help ensure that we are effective in our endeavors to implement the PRI.

6. We will report on our activities and progress towards implementing the Principles.

AB Examples: We will respond to the 2012 PRI questionnaire and disclose PRI scores from the questionnaire in response to inquiries from clients and in requests for proposals; we will provide examples as requested concerning active ownership activities (voting, engagement or policy dialogue).

4. RI Committee

Our firm’s RI Committee provides AB stakeholders, including employees, clients, prospects, consultants and service providers alike, with a resource within our firm on which they can rely for information regarding our approach to ESG issues and how those issues are incorporated in different ways by the PRI and SRI. Additionally, the RI Committee is responsible for assisting AB personnel to further implement our firm’s RI policies and practices, and, over time, to make progress on implementing all six Principles.

The RI Committee has a diverse membership, including senior representatives from investments, distribution/sales and legal. The Committee is chaired by Linda Giuliano, Senior Vice President and Chief Administrative Officer-Equities.

•	If you have questions or desire additional information about this Policy, we encourage you to contact the RI Committee at RIinquiries@alliancebernstein.com.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a) (1) The management of, and investment decisions for, the Fund’s portfolio are made by the Global Fixed Income: Emerging Markets Investment Team.

The following table lists the five members of the team with the most significant responsibility for the day-to-day management of the Fund’s portfolio, the length of time that each person has been involved in the management of the Fund, and each person’s principal occupation during the past five years:

Employee; Year; Title	Principal Occupation During the Past Five (5) Years

Paul DeNoon; since prior to 2013; Senior Vice President of the Adviser	Senior Vice President of the Adviser*, with which he has been associated since prior to 2013.

Douglas J. Peebles; since prior to 2013; Senior Vice President of the Adviser	Senior Vice President of the Adviser*, with which he has been associated since prior to 2013. He is also Chief Investment Officer of AB Fixed-Income.

Matthew S. Sheridan; since prior to 2013; Vice President of the Adviser	Senior Vice President of the Adviser* with which he has been associated since prior to 2013.

*	The Adviser, ABI and ABIS are affiliates of the Fund.

(a) (2) The following tables provide information regarding registered investment companies other than the Fund, other pooled investment vehicles and other accounts over which the Fund’s portfolio managers also have day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of the Fund’s fiscal year ended March 31, 2019.

REGISTERED INVESTMENT COMPANIES (excluding the Fund)
Portfolio Manager	Total Number of Registered Investment Companies Managed	Total Assets of Registered Investment Companies Managed	Number of Registered Investment Companies Managed with Performance- based Fees	Total Assets of Registered Investment Companies Managed with Performance-based Fees
Paul DeNoon	18	$8,860,000,000	None	None
Douglas J. Peebles	29	$15,459,000,000	None	None
Matthew S. Sheridan	36	$17,090,000,000	None	None

POOLED INVESTMENT VEHICLES
Portfolio Manager	Total Number of Pooled Investment Vehicles Managed	Total Assets of Pooled Investment Vehicles Managed	Number of Pooled Investment Vehicles Managed with Performance-based Fees	Total Assets of Pooled Investment Vehicles Managed with Performance- based Fees
Paul DeNoon	54	$39,138,000,000	None	None
Douglas J. Peebles	68	$8,257,000,000	None	None
Matthew S. Sheridan	83	$38,769,000,000	None	None

OTHER ACCOUNTS
Portfolio Manager	Total Number of Other Accounts Managed	Total Assets of Other Accounts Managed	Number of Other Accounts Managed with Performance- based Fees	Total Assets of Other Accounts with Performance- based Fees
Paul DeNoon	34	$8,738,000,000	2	$1,294,000,000
Douglas J. Peebles	73	$23,185,000,000	2	$1,708,000,000
Matthew S. Sheridan	39	$16,901,000,000	2	$1,708,000,000

Investment Professional Conflict of Interest Disclosure

As an investment adviser and fiduciary, the Adviser owes its clients and shareholders an undivided duty of loyalty. The Adviser recognizes that conflicts of interest are inherent in its business and accordingly has developed policies and procedures (including oversight monitoring) reasonably designed to detect, manage and mitigate the effects of actual or potential conflicts of interest in the area of employee personal trading, managing multiple accounts for multiple clients, including AB Mutual Funds, and allocating investment opportunities. Investment professionals, including portfolio managers and research analysts, are subject to the above-mentioned policies and oversight monitoring to ensure that all clients are treated equitably. The Adviser places the interests of its clients first and expects all of its employees to meet their fiduciary duties.

Employee Personal Trading. The Adviser has adopted a Code of Business Conduct and Ethics that is designed to detect and prevent conflicts of interest when investment professionals and other personnel of the Adviser own, buy or sell securities which may be owned by, or bought or sold for, clients. Personal securities transactions by an employee may raise a potential conflict of interest when an employee owns or trades in a security that is owned or considered for purchase or sale by a client, or recommended for purchase or sale by an employee to a client. Subject to the reporting requirements and other limitations of its Code of Business Conduct and Ethics, the Adviser permits its employees to engage in personal securities transactions, and also allows them to acquire investments in certain funds managed by the Adviser. The Adviser’s Code of Business Conduct and Ethics requires disclosure of all personal accounts and maintenance of brokerage accounts with designated broker-dealers approved by the Adviser. The Code of Business Conduct and Ethics also requires preclearance of all securities transactions (except transactions in U.S. Treasuries and open-end mutual funds) and imposes a 60-day holding period for securities purchased by employees to discourage short-term trading.

Managing Multiple Accounts for Multiple Clients. The Adviser has compliance policies and oversight monitoring in place to address conflicts of interest relating to the management of multiple accounts for multiple clients. Conflicts of interest may arise when an investment professional has responsibilities for the investments of more than one account because the investment professional may be unable to devote equal time and attention to each account. The investment professional or investment professional teams for each client may have responsibilities for managing all or a portion of the investments of multiple accounts with a common investment strategy, including other registered investment companies, unregistered investment vehicles, such as hedge funds, pension plans, separate accounts, collective trusts and charitable foundations. Among other things, the Adviser’s policies and procedures provide for the prompt dissemination to investment professionals of initial or changed investment recommendations by analysts so that investment professionals are better able to develop investment strategies for all accounts they manage. In addition, investment decisions by investment professionals are reviewed for the purpose of maintaining uniformity among similar accounts and ensuring that accounts are treated equitably. Investment professional compensation reflects a broad contribution in multiple dimensions to long-term investment success for clients of the Adviser and is generally not tied specifically to the performance of any particular client’s account, nor is it generally tied directly to the level or change in level of assets under management.

Allocating Investment Opportunities. The investment professionals at the Adviser routinely are required to select and allocate investment opportunities among accounts. The Adviser has adopted policies and procedures intended to address conflicts of interest relating to the allocation of investment opportunities. These policies and procedures are designed to ensure that information relevant to investment decisions is disseminated promptly within its portfolio management teams and investment opportunities are allocated equitably among different clients. The policies and procedures require, among other things, objective allocation for limited investment opportunities (e.g., on a rotational basis), and documentation and review of justifications for any decisions to make investments only for select accounts or in a manner disproportionate to the size of the account. Portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar accounts, which minimizes the potential for conflicts of interest relating to the allocation of investment opportunities. Nevertheless, access to portfolio funds or other investment opportunities may be allocated differently among accounts due to the particular characteristics of an account, such as size of the account, cash position, tax status, risk tolerance and investment restrictions or for other reasons.

The Adviser’s procedures are also designed to address potential conflicts of interest that may arise when the Adviser has a particular financial incentive, such as a performance-based management fee, relating to an account. An investment professional may perceive that he or she has an incentive to devote more time to developing and analyzing investment strategies and opportunities or allocating securities preferentially to accounts for which the Adviser could share in investment gains.

Portfolio Manager Compensation

The Adviser’s compensation program for portfolio managers is designed to align with clients’ interests, emphasizing each portfolio manager’s ability to generate long-term investment success for the Adviser’s clients, including the Funds. The Adviser also strives to ensure that compensation is competitive and effective in attracting and retaining the highest caliber employees.

Portfolio managers receive a base salary, incentive compensation and contributions to AllianceBernstein’s 401(k) plan. Part of the annual incentive compensation is generally paid in the form of a cash bonus, and part through an award under the firm’s Incentive Compensation Award Plan (ICAP). The ICAP awards vest over a four-year period. Deferred awards are paid in the form of restricted grants of the firm’s Master Limited Partnership Units, and award recipients have the ability to receive a portion of their awards in deferred cash. The amount of contributions to the 401(k) plan is determined at the sole discretion of the Adviser. On an annual basis, the Adviser endeavors to combine all of the foregoing elements into a total compensation package that considers industry compensation trends and is designed to retain its best talent.

The incentive portion of total compensation is determined by quantitative and qualitative factors. Quantitative factors, which are weighted more heavily, are driven by investment performance. Qualitative factors are driven by contributions to the investment process and client success.

The quantitative component includes measures of absolute, relative and risk-adjusted investment performance. Relative and risk-adjusted returns are determined based on the benchmark in the Fund’s prospectus and versus peers over one-, three- and five-year calendar periods, with more weight given to longer-time periods. Peer groups are chosen by Chief Investment Officers, who consult with the product management team to identify products most similar to our investment style and most relevant within the asset class. Portfolio managers of the Funds do not receive any direct compensation based upon the investment returns of any individual client account, and compensation is not tied directly to the level or change in level of assets under management.

Among the qualitative components considered, the most important include thought leadership, collaboration with other investment colleagues, contributions to risk-adjusted returns of other portfolios in the firm, efforts in mentoring and building a strong talent pool and being a good corporate citizen. Other factors can play a role in determining portfolio managers’ compensation, such as the complexity of investment strategies managed, volume of assets managed and experience.

The Adviser emphasizes four behavioral competencies—relentlessness, ingenuity, team orientation and accountability—that support its mission to be the most trusted advisor to its clients. Assessments of investment professionals are formalized in a year-end review process that includes 360-degree feedback from other professionals from across the investment teams and the Adviser. Asset-Based and Performance-Based Compensation: With respect to the Select US Equity and Select US Long/Short, Mr. Feuerman and members of the investment team he leads (the “Investment Team”) were hired by the Adviser in 2011. At that time, the Adviser entered into an employment agreement with Mr. Feuerman under which a compensation pool for Mr. Feuerman and members of the Investment Team is created based on specified percentages of the fees (both asset-based and performance-based fees) received by the Adviser from the accounts managed by the Investment Team. Performance fees are not assessed on the Fund or the assets of the Fund. In general, a larger percentage of the fees received by the Adviser is allocated to the compensation pool with respect to assets that were managed by Mr. Feuerman at his prior employer and that followed Mr. Feuerman to the Adviser than with respect to assets, such as the Fund, that were obtained or created after Mr. Feuerman joined the Adviser. The compensation pool is allocated among the members of the Investment Team based on the recommendations of Mr. Feuerman subject to approval by the Adviser’s Compensation Committee. This compensation represents a portion of the overall compensation received by members of the Investment Team.

(a) (4) The dollar range of the Fund’s equity securities owned directly or beneficially by the Fund’s portfolio managers as of the Fund’s fiscal year ended March 31, 2019 is set forth below:

DOLLAR RANGE OF EQUITY SECURITIES IN THE FUND
Paul DeNoon	$740,000 - $763,688
Douglas J. Peebles	$440,000 - $463,600
Matthew S. Sheridan	None

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

There have been no purchases of equity securities by the Fund or by affiliated parties for the reporting period.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

12 (a) (1)	Code of Ethics that is subject to the disclosure of Item 2 hereof

12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AllianceBernstein Global High Income Fund, Inc.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date:	May 30, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date:	May 30, 2019

By:	/s/ Joseph J. Mantineo
Joseph J. Mantineo
Treasurer and Chief Financial Officer

Date:	May 30, 2019